    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 8, 2003



                                              SECURITIES ACT FILE NO. 333-106347

                                       INVESTMENT COMPANY ACT FILE NO. 811-21326
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              -------------------
                                    FORM N-2

(CHECK APPROPRIATE BOX OR BOXES)


[ ] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


[x] PRE-EFFECTIVE AMENDMENT NO. 1

[ ] POST-EFFECTIVE AMENDMENT NO.
                                     AND/OR

[ ] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[x] AMENDMENT NO. 5

                              -------------------
                                 COHEN & STEERS
                      REIT AND PREFERRED INCOME FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                              -------------------
                                757 THIRD AVENUE
                            NEW YORK, NEW YORK 10017
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 832-3232

                                ROBERT H. STEERS
                    COHEN & STEERS CAPITAL MANAGEMENT, INC.
                                757 THIRD AVENUE
                            NEW YORK, NEW YORK 10017
                                 (212) 832-3232
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                              -------------------
                                WITH COPIES TO:

        SARAH E. COGAN, ESQ.                    LEONARD B. MACKEY, JR., ESQ.
   SIMPSON THACHER & BARTLETT LLP                  CLIFFORD CHANCE US LLP
        425 LEXINGTON AVENUE                          200 PARK AVENUE
      NEW YORK, NEW YORK 10017                    NEW YORK, NEW YORK 10166

                              -------------------
    APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]
                              -------------------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

==========================================================================================================================
                                                                PROPOSED            PROPOSED
                                                                MAXIMUM             MAXIMUM
             TITLE OF SECURITIES              AMOUNT BEING   OFFERING PRICE        AGGREGATE        AMOUNT OF REGISTRATION
              BEING REGISTERED                 REGISTERED     PER UNIT(1)       OFFERING PRICE(1)         FEE(1)(2)
--------------------------------------------------------------------------------------------------------------------------
Series M7 AMPS, par value $.001..............     3,280          $25,000          $82,000,000            $6,633.80
--------------------------------------------------------------------------------------------------------------------------
Series T7 AMPS, par value $.001..............     3,280          $25,000          $82,000,000            $6,633.80
--------------------------------------------------------------------------------------------------------------------------
Series W7 AMPS, par value $.001..............     3,280          $25,000          $82,000,000            $6,633.80
--------------------------------------------------------------------------------------------------------------------------
Series TH7 AMPS, par value $.001.............     3,280          $25,000          $82,000,000            $6,633.80
--------------------------------------------------------------------------------------------------------------------------
Series F7 AMPS, par value $.001..............     3,280          $25,000          $82,000,000            $6,633.80
--------------------------------------------------------------------------------------------------------------------------
Series W28A AMPS, par value $.001............     2,800          $25,000          $70,000,000            $5,663.00
--------------------------------------------------------------------------------------------------------------------------
Series W28B AMPS, par value $.001............     2,800          $25,000          $70,000,000            $5,663.00
--------------------------------------------------------------------------------------------------------------------------
Series W28C AMPS, par value $.001............     2,800          $25,000          $70,000,000            $5,663.00
=========================================================================================================================


(1) Estimated solely for the purpose of computing the registration fee pursuant to Rule 457.

(2) Includes registration fee paid on June 20, 2003 of $80.90.

                              -------------------
    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
================================================================================

              COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.
                             CROSS REFERENCE SHEET
                              PART A -- PROSPECTUS


                          ITEM IN PART A OF FORM N-2
                            SPECIFIED IN PROSPECTUS                       LOCATION IN PROSPECTUS
                            -----------------------                       ----------------------
Item 1.      Outside Front Cover..................................  Cover Page
Item 2.      Inside Front and Outside Back Cover Page.............  Cover Page; Inside Front Cover
                                                                      Page; Outside Back Cover Page
Item 3.      Fee Table and Synopsis...............................  Inapplicable
Item 4.      Financial Highlights.................................  Financial Highlights
Item 5.      Plan of Distribution.................................  Cover Page; Prospectus Summary;
                                                                      Underwriting
Item 6.      Selling Shareholders.................................  Inapplicable
Item 7.      Use of Proceeds......................................  Use of Proceeds; Investment
                                                                      Objectives and Policies
Item 8.      General Description of the Registrant................  Cover Page; Prospectus Summary;
                                                                      The Fund; Investment Objectives
                                                                      and Policies; Risk Factors; How
                                                                      the Fund Manages Risk
Item 9.      Management...........................................  Prospectus Summary; Management of
                                                                      the Fund; How the Fund Manages
                                                                      Risk
Item 10.     Capital Stock, Long-Term Debt, and Other
               Securities.........................................  Capitalization; Investment
                                                                      Objectives and Policies; U.S.
                                                                      Federal Taxation; Description of
                                                                      AMPS; Description of Common
                                                                      Shares
Item 11.     Defaults and Arrears on Senior Securities............  Inapplicable
Item 12.     Legal Proceedings....................................  Inapplicable
Item 13.     Table of Contents of the Statement of Additional
               Information........................................  Table of Contents of the Statement
                                                                      of Additional Information


                 PART B -- STATEMENT OF ADDITIONAL INFORMATION


                                                                          LOCATION IN STATEMENT
                          ITEMS IN PART B OF FORM N-2                   OF ADDITIONAL INFORMATION
                          ---------------------------                   -------------------------
Item 14.     Cover Page...........................................  Cover Page
Item 15.     Table of Contents....................................  Table of Contents
Item 16.     General Information and History......................  General Information
Item 17.     Investment Objectives and Policies...................  Additional Information about Fund
                                                                      Investment Objectives and
                                                                      Policies; Investment
                                                                      Restrictions
Item 18.     Management...........................................  Management of the Fund;
                                                                      Compensation of Directors
Item 19.     Control Persons and Principal Holders of
               Securities.........................................  Management of the Fund
Item 20.     Investment Advisory and Other Services...............  Investment Advisory and Other
                                                                      Services
Item 21.     Brokerage Allocation and Other Practices.............  Portfolio Transactions and
                                                                      Brokerage; Determination of Net
                                                                      Asset Value
Item 22.     Tax Status...........................................  U.S. Federal Taxation
Item 23.     Financial Information................................  Report of Independent Accountants;
                                                                      Financial Information

                                     PART C -- OTHER INFORMATION

Item 24-33.  have been answered in Part C of this Registration
               Statement

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                             SUBJECT TO COMPLETION
                  PRELIMINARY PROSPECTUS DATED AUGUST 8, 2003


PROSPECTUS

                                 COHEN & STEERS
                          REIT AND PREFERRED INCOME FUND

                                  $620,000,000
                                 COHEN & STEERS
                      REIT AND PREFERRED INCOME FUND, INC.
                    AUCTION MARKET PREFERRED SHARES ('AMPS')



3,280 SHARES, SERIES M7                   3,280 SHARES, SERIES T7
3,280 SHARES, SERIES W7                   3,280 SHARES, SERIES TH7
3,280 SHARES, SERIES F7                   2,800 SHARES, SERIES W28A
2,800 SHARES, SERIES W28B                 2,800 SHARES, SERIES W28C

                    LIQUIDATION PREFERENCE $25,000 PER SHARE
                               -----------------

   Cohen & Steers REIT and Preferred Income Fund, Inc. (the 'Fund') is simultaneously offering 3,280 Series M7 Auction Market Preferred Shares, 3,280 Series T7 Auction Market Preferred Shares, 3,280 Series W7 Auction Market Preferred Shares, 3,280 Series TH7 Auction Market Preferred Shares, 3,280 Series F7 Auction Market Preferred Shares, 2,800 Series W28A Auction Market Preferred Shares, 2,800 Series W28B Auction Market Preferred Shares and 2,800 Series W28C Auction Rate Preferred Shares. The shares are referred to in this prospectus as 'AMPS.' The Fund is a recently organized, non-diversified, closed-end management investment company. Our primary investment objective is high current income and our secondary investment objective is capital appreciation.

                                                   (continued on following page)


   INVESTING IN THE AMPS INVOLVES CERTAIN RISKS. SEE 'RISK FACTORS' BEGINNING ON PAGE 36 OF THIS PROSPECTUS. THE MINIMUM PURCHASE AMOUNT OF THE AMPS IS $25,000.

                               -----------------

                                                              PER SHARE      TOTAL
                                                              ---------      -----
Public offering price.......................................   $25,000         $
Sales load..................................................     $             $
Proceeds to the Fund(1).....................................     $             $


   (1) Not including offering expenses payable by the Fund estimated to be
       $     .


   The public offering price per share will be increased by the amount of dividends, if any, that have accumulated from the date the AMPS are first issued.


   Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined that this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


   The underwriters are offering the AMPS subject to various conditions. The AMPS will be ready for delivery in book-entry form only through the facilities
of The Depository Trust Company, on or about          , 2003.

                               -----------------

                              MERRILL LYNCH & CO.
UBS INVESTMENT BANK                                    A.G. EDWARDS & SONS, INC.
WACHOVIA SECURITIES                                       LEGG MASON WOOD WALKER
                                                               INCORPORATED

                               -----------------

                The date of this prospectus is          , 2003.

    Under normal market conditions, the Fund will invest:

     at least 40%, but no more than 60%, of its total assets in common stocks issued by real estate companies, such as real estate investment trusts or 'REITs';

     at least 40%, but no more than 60%, of its total assets in preferred securities of which up to 5% may be preferred securities of REITs;

     up to 20% of its total assets in debt securities other than preferred securities;

     up to 10% of its total assets in preferred or other debt securities that at the time of the investment are rated below investment grade or that are unrated but judged to be of comparable quality by the Fund's Investment Manager;

     a significant portion, but less than 25%, of its total assets in the securities of companies principally engaged in the financial services industry. This policy of investing in the financial services industry and the Fund's concentration of its investments in the real estate industry make the Fund more susceptible to adverse economic or regulatory occurrences affecting these sectors; and

     up to 20% of its total assets in U.S. dollar-denominated securities of foreign issuers traded or listed on a U.S. securities exchange or in the U.S. over-the-counter market.

    With respect to the preferred securities component of the portfolio, the Fund expects that it will invest primarily in taxable preferred securities.


    Initially, the Fund will allocate approximately 50% of the Fund's total assets to common stocks issued by REITs, approximately 40% to preferred securities and approximately 10% to debt securities other than preferred securities. Thereafter, the portion of the Fund's total assets invested in common stock issued by real estate companies, including REITs, preferred securities and other debt securities will vary from time to time, consistent with the Fund's investment objectives and policies. At any time, under normal circumstances at least 80% of the Fund's total assets will be invested in common stocks issued by REITs and preferred securities. There can be no assurance that the Fund will achieve its investment objectives. See 'Investment Objectives and Policies.' The Fund's investment manager is Cohen & Steers Capital Management, Inc.



    Investors in AMPS will be entitled to receive cash dividends at an annual rate that may vary for the successive dividend periods for the AMPS. The AMPS have a liquidation preference of $25,000 per share, plus any accumulated, unpaid dividends. The AMPS also have priority over the Fund's common shares as to distribution of assets as described in this prospectus. See 'Description of
AMPS.' The dividend rate for the initial dividend period will be   % for
Series M7 AMPS,    % for Series T7 AMPS,    % for Series W7 AMPS,    % for
Series TH7 AMPS,    % for Series F7 AMPS,   % for Series W28A AMPS,   % for
Series W28B AMPS and   % for Series W28C AMPS. The initial dividend period is
from the date of issuance through           , 2003 for Series M7 AMPS,        ,
2003 for Series T7 AMPS,        , 2003 for Series W7 AMPS,        , 2003 for
Series TH7 AMPS,        , 2003 for Series F7 AMPS,       , 2003 for Series
W28A AMPS,      , 2003 for Series W28B AMPS and           , 2003 for Series
W28C AMPS. For subsequent dividend periods, the AMPS will pay dividends based on a rate set at auction, usually held every seven days in the case of the Series M7 AMPS, Series T7 AMPS, Series W7 AMPS, Series TH7 AMPS and Series F7 AMPS, and 28 days in the case of the Series W28A AMPS, Series W28B AMPS and Series W28C AMPS. Prospective purchasers should note: (1) a buy order (called a 'bid order') or sell order is a commitment to buy or sell AMPS based on the results of an auction; and (2) purchases and sales will be settled on the next business day after the auction. Investors may only buy or sell AMPS through an order placed at an auction with or through a broker-dealer in accordance with the procedures specified in this prospectus. Broker-dealers are not required to maintain a secondary market in AMPS, and a secondary market may not provide you with liquidity. The Fund may redeem AMPS as described under 'Description of AMPS -- Redemption.'



    The AMPS do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.



    The AMPS will be senior to the Fund's outstanding common shares. AMPS are not listed on an exchange. The Fund's common shares are traded on the New York Stock Exchange (the 'NYSE') under the symbol 'RNP.' It is a condition of closing this offering that the AMPS be offered with a rating of 'AAA' from Standard & Poor's Ratings Services Group, a division of The McGraw-Hill Companies, Inc. ('S&P') and of 'Aaa' from Moody's Investors Service, Inc. ('Moody's').

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Prospectus Summary..........................................    4
Financial Highlights........................................   22
The Fund....................................................   23
Use of Proceeds.............................................   23
Capitalization..............................................   24
Investment Objectives and Policies..........................   25
Use of Leverage.............................................   34
Risk Factors................................................   36
How the Fund Manages Risk...................................   46
Management of the Fund......................................   48
Description of AMPS.........................................   50
The Auction.................................................   58
Description of Common Shares................................   63
Certain Provisions of the Charter and By-Laws...............   63
Conversion to Open-End Fund.................................   65
Repurchase of Common Shares.................................   65
U.S. Federal Taxation.......................................   66
Underwriting................................................   70
Custodian, Auction Agent, Transfer Agent, Dividend Paying
  Agent and Registrar.......................................   71
Legal Opinions..............................................   71
Independent Accountants.....................................   71
Further Information.........................................   71
Table of Contents for the Statement of Additional
  Information...............................................   72


                              -------------------

    YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. NEITHER THE FUND NOR THE UNDERWRITERS HAVE AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. NEITHER THE FUND NOR THE UNDERWRITERS ARE MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD ASSUME THAT THE INFORMATION APPEARING IN THIS PROSPECTUS IS ACCURATE AS OF THE DATE ON THE FRONT COVER OF THIS PROSPECTUS ONLY. THE FUND'S BUSINESS, FINANCIAL CONDITION, RESULTS OF OPERATIONS AND PROSPECTS MAY HAVE CHANGED SINCE THAT DATE.


    THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING. YOU SHOULD READ THE PROSPECTUS BEFORE DECIDING WHETHER TO INVEST AND RETAIN IT FOR FUTURE REFERENCE. A STATEMENT OF ADDITIONAL
INFORMATION, DATED           , 2003, CONTAINING ADDITIONAL INFORMATION ABOUT THE
FUND, HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. YOU CAN REVIEW THE TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION ON PAGE 72 OF THIS PROSPECTUS. YOU MAY REQUEST A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION BY CALLING (800) 437-9912. YOU MAY ALSO OBTAIN THE STATEMENT OF ADDITIONAL INFORMATION AND OTHER INFORMATION REGARDING THE FUND ON THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE (HTTP://WWW.SEC.GOV).


    THROUGH AND INCLUDING         , 2003, ALL DEALERS EFFECTING TRANSACTIONS IN
THESE SECURITIES, WHETHER OR NOT PARTICIPATING IN THIS OFFERING, MAY BE REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO THE DEALERS' OBLIGATION TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

                               PROSPECTUS SUMMARY


    This is only a summary. This summary does not contain all of the information that you should consider before investing in AMPS. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information (the 'SAI'), especially the information set forth under the heading 'Risk Factors.'



THE FUND.....................................  The Cohen & Steers REIT and Preferred Income Fund,
                                               Inc. (the 'Fund') is a recently organized,
                                               non-diversified, closed-end management investment
                                               company. The Fund was organized as a Maryland
                                               corporation on March 25, 2003 and is registered
                                               under the Investment Company Act of 1940, as amended
                                               (the '1940 Act'). The Fund commenced investment
                                               operations on June 27, 2003 upon the closing of an
                                               initial public offering of 42,750,000 common shares,
                                               par value $.001 per share ('Common Shares'). As of
                                               August 5, 2003, the Fund had 48,194,200 Common Shares
                                               outstanding and net assets of $1,145,422,066. The
                                               Fund's principal office is located at 757 Third
                                               Avenue, New York, New York 10017, and its telephone
                                               number is (212) 832-3232.

THE OFFERING.................................  The Fund is offering 3,280 Series M7 AMPS, par value
                                               $.001 per share, 3,280 Series T7 AMPS, par value
                                               $.001 per share, 3,280 Series W7 AMPS, par value
                                               $.001 per share, 3,280 Series TH7 AMPS, par value
                                               $.001 per share, 3,280 Series F7 AMPS, par value
                                               $.001 per share, 2,800 Series W28A AMPS, par value
                                               $.001 per share, 2,800 Series W28B AMPS, par value
                                               $.001 per share and 2,800 Series W28C AMPS, par value
                                               $.001 per share, each at a purchase price of $25,000
                                               per share plus dividends, if any, that have
                                               accumulated from the date the Fund first issues the
                                               AMPS. The AMPS are offered through a group of
                                               underwriters led by Merrill Lynch, Pierce, Fenner &
                                               Smith Incorporated ('Merrill Lynch').

                                               The AMPS entitle their holders to receive cash
                                               dividends at an annual rate that may vary for the
                                               successive dividend periods for the AMPS. In general,
                                               except as described under ' -- Dividends and Dividend
                                               Periods' below and 'Description of AMPS -- Dividends
                                               and Dividend Periods,' the dividend period for the
                                               Series M7 AMPS, Series T7 AMPS, Series W7 AMPS,
                                               Series TH7 AMPS and Series F7 AMPS will be seven days
                                               and the dividend period for the Series W28A AMPS,
                                               Series W28B AMPS and Series W28C AMPS will be 28

                                               days. The auction agent will determine the dividend
                                               rate for a particular period by an auction conducted
                                               on the business day immediately prior to the start of
                                               that rate period. See 'The Auction.'

                                               The AMPS are not listed on an exchange. Instead,
                                               investors may buy or sell AMPS in an auction by
                                               submitting orders to broker-dealers that have entered
                                               into an agreement with the auction agent and the
                                               Fund.

                                               Generally, investors in AMPS will not receive
                                               certificates representing ownership of their shares.
                                               The securities depository (The Depository Trust
                                               Company ('DTC') or any successor) or its nominee for
                                               the account of the investor's broker-dealer will
                                               maintain record ownership of AMPS in book-entry form.
                                               An investor's broker-dealer, in turn, will maintain
                                               records of that investor's beneficial ownership of
                                               AMPS.

                                               An investor may consider whether to invest in a
                                               particular series based on the series' rate of
                                               return, the investor's time horizon for investment,
                                               and the investor's liquidity preference. Investors
                                               can choose between tranches with seven-day dividend
                                               periods or tranches with 28-day dividend periods. The
                                               Series M7 AMPS, Series T7 AMPS, Series W7 AMPS,
                                               Series TH7 AMPS and Series F7 AMPS have a seven-day
                                               dividend period. The Series W28A AMPS, Series W28B
                                               AMPS and Series W28C AMPS have a 28-day dividend
                                               period. The Series W28A AMPS, Series W28B AMPS and
                                               Series W28C AMPS, or 28-day tranches, may be suited
                                               for investors with a longer investment time horizon.
                                               Each seven-day tranche and each 28-day tranche has
                                               approximately the same rate of return (except to the
                                               extent short-term rates may vary from day-to-day) but
                                               varies with respect to the day of the week in the
                                               case of a seven-day tranche or time of the month in
                                               the case of a 28-day tranche the auction is
                                               conducted. Moreover, an investor may choose a
                                               particular tranche based on their liquidity needs at
                                               a particular time of the week in the case of a
                                               seven-day tranche or time of the month in the case of
                                               a 28-day tranche.

RATINGS......................................  The Fund will issue AMPS only if such shares have received a credit quality rating of 'AAA' from S&P
                                               and 'Aaa' from Moody's. These ratings are an
                                               assessment of

                                               the capacity and willingness of an issuer to pay
                                               preferred stock obligations. The ratings are not a
                                               recommendation to purchase, hold or sell those shares
                                               inasmuch as the rating does not comment as to market
                                               price or suitability for a particular investor. The
                                               ratings described above also do not address the
                                               likelihood that an owner of AMPS will be able to sell
                                               such shares in an auction or otherwise. The ratings
                                               are based on current information furnished to Moody's
                                               and S&P by the Fund and the Investment Manager and
                                               information obtained from other sources. The ratings
                                               may be changed, suspended or withdrawn in the rating
                                               agencies' discretion as a result of changes in, or
                                               the unavailability of, such information. See
                                               'Description of AMPS -- Rating Agency Guidelines.'

USE OF PROCEEDS..............................  The net proceeds of AMPS, together with the proceeds from our initial public offering, will be invested in
                                               accordance with the policies set forth under
                                               'Investment Objectives and Policies.' The Fund
                                               estimates that the net proceeds of both offerings
                                               will be fully invested in accordance with our
                                               investment objectives and policies within four months
                                               of the completion of this offering. The Fund intends
                                               to invest in income producing common stocks issued by
                                               real estate companies, such as REITs, and preferred
                                               and other debt securities. Pending such investment,
                                               those proceeds may be invested in U.S. Government
                                               securities or high quality, short-term money market
                                               instruments.

INVESTMENT OBJECTIVES AND POLICIES...........  Our primary investment objective is high current income. Capital appreciation is our secondary
                                               objective. Our investment objectives and certain
                                               investment policies are considered fundamental and
                                               may not be changed without shareholder approval. See
                                               'Investment Objectives and Policies.'

                                               Under normal market conditions, the Fund seeks to
                                               achieve its objectives through a portfolio of income
                                               producing common stock issued by REITs and preferred
                                               and other debt securities. Initially, the Fund will
                                               allocate approximately 50% of the Fund's total assets
                                               to common stocks issued by REITs, approximately 40%
                                               to preferred securities and approximately 10% to debt
                                               securities other than preferred securities.
                                               Thereafter, the portion of the Fund's total assets
                                               invested in common stock issued by real estate
                                               companies, including REITs, preferred

                                               securities and other debt securities will vary from
                                               time to time, consistent with the Fund's investment
                                               objectives, although the Fund will normally invest at
                                               least 40% of its total assets in common stock issued
                                               by real estate companies, including REITs and at
                                               least 40% of its total assets in preferred
                                               securities. At any time, under normal circumstances
                                               at least 80% of the Fund's total assets will be
                                               invested in common stocks issued by REITs and
                                               preferred securities.

                                               Investment Strategies. In making investment decisions
                                               with respect to common stocks and other equity
                                               securities issued by real estate companies, including
                                               REITs, the Investment Manager relies on a fundamental
                                               analysis of each company. The Investment Manager
                                               reviews each company's potential for success in light
                                               of the company's current financial condition, its
                                               industry and sector position, and economic and market
                                               conditions. The Investment Manager evaluates a number
                                               of factors, including growth potential, earnings
                                               estimates and the quality of management.

                                               In making investment decisions with respect to
                                               preferred securities and debt securities, the
                                               Investment Manager seeks to select what it believes
                                               are superior securities (i.e., securities the
                                               Investment Manager views as undervalued on the basis
                                               of risk and return profiles). In making these
                                               determinations, the Investment Manager evaluates the
                                               fundamental characteristics of an issuer, including
                                               an issuer's creditworthiness, and also takes into
                                               account prevailing market factors. In analyzing
                                               credit quality, the Investment Manager considers not
                                               only fundamental analysis, but also an issuer's
                                               corporate and capital structure and the placement of
                                               the preferred or debt securities within that
                                               structure. The Investment Manager also takes into
                                               account other factors, such as call and other
                                               structural features, momentum and other exogenous
                                               signals (i.e., the likely directions of ratings) and
                                               relative value versus other income security classes.

                                               Common Stocks Issued by REITs. Under normal market
                                               conditions, at least 40%, but no more than 60%, of
                                               the Fund's total assets will be invested in common
                                               stocks issued by real estate companies, consisting
                                               primarily of REITs. Substantially all of the common
                                               stocks issued by REITs in which the Fund intends to
                                               invest are traded on
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                                               a national securities exchange or in the
                                               over-the-counter market. A real estate company
                                               derives at least 50% of its revenue from real estate
                                               or has at least 50% of its assets in real estate. A
                                               REIT is a company dedicated to owning, and usually
                                               operating, income producing real estate, or to
                                               financing real estate. REITs are generally not taxed
                                               on income distributed to shareholders provided they
                                               distribute to their shareholders substantially all of
                                               their taxable income (other than net capital gains)
                                               and otherwise comply with the requirements of the
                                               Internal Revenue Code of 1986, as amended (the
                                               'Code'). As a result, REITs generally pay relatively
                                               higher dividends (as compared to other types of
                                               companies) and the Fund intends to use these REIT
                                               dividends in an effort to meet its objective of high
                                               current income. It is the Fund's current intention to
                                               invest approximately 50% of its total assets in
                                               common stocks of real estate companies, consisting
                                               primarily of REITs, although the actual percentage in
                                               its portfolio may change.

                                               Preferred Securities. Under normal market conditions,
                                               at least 40%, but no more than 60%, of the Fund's
                                               total assets will be invested in preferred
                                               securities. Preferred securities pay fixed or
                                               floating dividends to investors and have 'preference'
                                               over common stock in the payment of dividends and the
                                               liquidation of a company's assets. This means that a
                                               company must pay dividends on preferred stock before
                                               paying dividends on its common stock. Preferred
                                               stockholders usually have no right to vote for
                                               corporate directors or on other matters. The Fund
                                               expects that, under current market conditions, it
                                               will invest primarily in taxable preferred
                                               securities. The taxable preferred securities in which
                                               the Fund intends to invest do not qualify for the
                                               dividends received deduction (the 'DRD') under
                                               Section 243 of the Code and are not expected to
                                               provide significant benefits under the rules relating
                                               to 'qualified dividend income.' The DRD generally
                                               allows corporations to deduct from their income 70%
                                               of dividends received. Pursuant to recently enacted
                                               legislation, individuals will generally be taxed at
                                               long-term capital gain rates on qualified dividend
                                               income. Accordingly, any corporate shareholder who
                                               otherwise would qualify for the DRD, and any
                                               individual shareholder who otherwise would qualify to
                                               be
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                                               taxed at long-term capital gain rates on qualified
                                               dividend income, should assume that none of the
                                               distributions it receives from the Fund will qualify
                                               for the DRD or provide significant benefits under the
                                               rules relating to qualified dividend income. The Fund
                                               may also invest up to 5% of its total assets in
                                               preferred securities issued by REITs. Under current
                                               market conditions, the Fund's investments in
                                               preferred securities are expected to consist
                                               primarily of fixed rate preferred securities. When
                                               used in this prospectus, taxable preferred securities
                                               refer generally to hybrid-preferred securities as
                                               well as certain types of traditional preferred
                                               securities that are not eligible for the DRD (and are
                                               not expected to provide significant benefits under
                                               the rules relating to qualified dividend income),
                                               such as REIT preferred securities.

                                               The Fund also may invest up to 10% of its total
                                               assets in preferred or other debt securities that at
                                               the time of investment are rated below investment
                                               grade (Ba/BB or B) by Moody's, S&P or Fitch Ratings
                                               ('Fitch') or that are unrated but judged to be of
                                               comparable quality by the Fund's Investment Manager.
                                               A security will not be considered to be below
                                               investment grade quality if it is rated within the
                                               four highest grades (Baa or BBB or better) by
                                               Moody's, S&P or Fitch, or is unrated but judged to be
                                               of comparable quality by the Fund's Investment
                                               Manager. These below investment grade quality
                                               securities are commonly referred to as 'junk bonds'
                                               and are regarded as having predominantly speculative
                                               characteristics with respect to the payment of
                                               interest and repayment of principal.

                                               While the Fund does not currently intend to invest in
                                               illiquid securities (i.e., securities that are not
                                               readily marketable), it may invest up to 10% of its
                                               total assets in illiquid securities.

                                               The Fund may invest up to 20% of its total assets in
                                               debt securities, including convertible debt
                                               securities and convertible preferred securities.
                                               Common stock acquired pursuant to a conversion
                                               feature will be subject to this 20% limitation.

                                               The Fund will invest a significant portion, but less
                                               than 25%, of its total assets in the securities of
                                               companies principally engaged in the financial
                                               services industry
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                                               (which are prominent issuers of preferred
                                               securities). In addition, under normal market
                                               conditions the Fund will invest at least 40% of its
                                               total assets in common stock issued by real estate
                                               companies, consisting primarily of REITs. This policy
                                               of investing in the financial services industry and
                                               the Fund's concentration of its investments in the
                                               real estate industry make the Fund more susceptible
                                               to adverse economic or regulatory occurrences
                                               affecting these sectors.

                                               The Fund also may invest up to 20% of its total
                                               assets in U.S. dollar-denominated securities of
                                               foreign issuers traded or listed on a U.S. securities
                                               exchange or the U.S. over-the-counter market.

                                               The Fund will generally not invest more than 10% of
                                               its total assets in the securities of one issuer. The
                                               Fund may engage in portfolio trading when considered
                                               appropriate, but short-term trading will not be used
                                               as the primary means of achieving the Fund's
                                               investment objectives.

                                               There are no limits on portfolio turnover, and
                                               investments may be sold without regard to length of
                                               time held when, in the opinion of the Investment
                                               Manager, investment considerations warrant such
                                               action. A higher portfolio turnover rate results in
                                               correspondingly greater brokerage commissions and
                                               other transactional expenses that are borne by the
                                               Fund. High portfolio turnover may result in the
                                               realization of net short-term capital gains by the
                                               Fund which, when distributed to shareholders, will be
                                               taxable as ordinary income.

                                               Although not intended to be a significant element in
                                               the Fund's investment strategy, from time to time the
                                               Fund may use various other investment management
                                               techniques that also involve certain risks and
                                               special considerations including: engaging in
                                               interest rate and credit derivatives transactions and
                                               using options and financial futures.

                                               There can be no assurance that our investment
                                               objectives will be achieved. See 'Investment
                                               Objectives and Policies.'

INVESTMENT MANAGER...........................  Cohen & Steers Capital Management, Inc. (the
                                               'Investment Manager') is the investment manager
                                               pursuant to an Investment Management Agreement. The
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
                                               Investment Manager, which was formed in 1986, is a
                                               leading firm specializing in the management of real
                                               estate securities portfolios and as of August 4, 2003
                                               had approximately $9.3 billion in assets under
                                               management, including approximately $1.4 billion in
                                               REIT and corporate preferred securities. Its clients
                                               include pension plans, endowment funds and mutual
                                               funds, including some of the largest open-end and
                                               closed-end real estate funds. The Investment Manager,
                                               whose principal business address is 757 Third Avenue,
                                               New York, New York 10017, is also responsible for
                                               providing administrative services, and assisting the
                                               Fund with operational needs pursuant to an
                                               administration agreement (the 'Administration
                                               Agreement'). In accordance with the terms of the
                                               Administration Agreement, the Fund has entered into
                                               an agreement with State Street Bank and Trust Company
                                               ('State Street Bank') to perform certain
                                               administrative functions subject to the supervision
                                               of the Investment Manager (the 'Sub-Administration
                                               Agreement'). See 'Management of the Fund --
                                               Administration and Sub-Administration Agreement.'

USE OF LEVERAGE..............................  The Fund may, but is not required to, use financial leverage for investment purposes. In addition to
                                               issuing AMPS, the Fund may borrow money or issue debt
                                               securities such as commercial paper or notes. Any
                                               such borrowings will have seniority over AMPS, and
                                               payments to holders of AMPS in liquidation or
                                               otherwise will be subject to the prior payment of any
                                               borrowings. Since the Investment Manager's fee is
                                               based upon a percentage of the Fund's managed assets,
                                               which include assets attributable to any outstanding
                                               leverage, the investment management fee will be
                                               higher if the Fund is leveraged and the Investment
                                               Manager will have an incentive to be more aggressive
                                               and leverage the Fund. See 'Use of Leverage.'

PRINCIPAL INVESTMENT RISKS...................  Risk is inherent in all investing. Therefore, before investing in AMPS and the Fund you should consider
                                               certain risks carefully. The primary risks of
                                               investing in AMPS are:

                                                the Fund will not be permitted to declare dividends
                                                or other distributions with respect to your AMPS or
                                                redeem your AMPS unless the Fund meets certain asset
                                                coverage requirements;
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                                                if you try to sell your AMPS between auctions you may
                                                not be able to sell any or all of your shares or you
                                                may not be able to sell them for $25,000 per share
                                                or $25,000 per share plus accumulated dividends. If
                                                the Fund has designated a special rate period,
                                                changes in interest rates could affect the price you
                                                would receive if you sold your shares in the
                                                secondary market. You may transfer your shares
                                                outside of auctions only to or through a
                                                broker-dealer that has entered into an agreement
                                                with the auction agent and the Fund or other person
                                                as the Fund permits;

                                                if an auction fails, you may not be able to sell some
                                                or all of your AMPS;

                                                you may receive less than the price you paid for your
                                                AMPS if you sell them outside of the auction,
                                                especially when market interest rates are rising;

                                                a rating agency could downgrade the rating assigned
                                                to the AMPS, which could affect liquidity;
                                                the Fund may be forced to redeem your AMPS to meet
                                                regulatory or rating agency requirements or may
                                                voluntarily redeem your shares in certain
                                                circumstances;

                                                restrictions imposed by the 1940 Act and by rating
                                                agencies on the declaration and payment of dividends
                                                to the holders of the Fund's Common Shares and AMPS
                                                might impair the Fund's ability to maintain its
                                                qualification as a regulated investment company for
                                                federal income tax purposes;

                                                in certain circumstances the Fund may not earn
                                                sufficient income from its investments to pay
                                                dividends on AMPS;

                                                the AMPS will be junior to any borrowings;
                                                any borrowings may constitute a substantial lien and
                                                burden on the AMPS by reason of its priority claim
                                                against the income of the Fund and against the net
                                                assets of the Fund in liquidation;

                                                if the Fund leverages through borrowings, the Fund
                                                may not be permitted to declare dividends or other
                                                distributions with respect to the AMPS or purchase
                                                AMPS unless at the time thereof the Fund meets
                                                certain asset coverage requirements and the payments
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
                                                of principal and of interest on any such borrowings
                                                are not in default;

                                                the value of the Fund's investment portfolio may
                                                decline, reducing the asset coverage for the AMPS;
                                                and

                                                if an issuer of a common stock in which the Fund
                                                invests experiences financial difficulties or if an
                                                issuer's preferred stock or debt security is
                                                downgraded or defaults or if an issuer in which the
                                                Fund invests is affected by other adverse market
                                                factors, there may be a negative impact on the
                                                income and/or asset value of the Fund's investment
                                                portfolio.

                                               In addition, although the offering of AMPS is
                                               conditioned upon receipt of ratings of 'AAA' from S&P
                                               and 'Aaa' from Moody's for the AMPS, there are
                                               additional risks related to the investment policies
                                               of the Fund, such as:

                                               Real Estate Risks. Since at least 40% of the Fund's
                                               total assets normally will be concentrated in common
                                               stock of real estate companies, consisting primarily
                                               of REITs, your investment in the Fund will be
                                               significantly impacted by the performance of the real
                                               estate markets. Property values may fall due to
                                               increasing vacancies or declining rents resulting
                                               from economic, legal, cultural or technological
                                               developments. REIT prices also may drop because of
                                               the failure of borrowers to pay their loans and poor
                                               management. Many REITs utilize leverage, which
                                               increases investment risk and could adversely affect
                                               a REIT's operations and market value in periods of
                                               rising interest rates as well as risks normally
                                               associated with debt financing. In addition, there
                                               are specific risks associated with particular sectors
                                               of real estate investments such as retail, office,
                                               hotel, healthcare, and multifamily properties.

                                               Preferred Securities Risks. There are also special
                                               risks associated with investing in preferred
                                               securities. Preferred securities are more sensitive
                                               to changes in interest rates than common stocks. When
                                               interest rates rise, the value of preferred stocks
                                               may fall. Other risks include deferral or omission of
                                               distributions, greater credit risk than more senior
                                               debt securities, less liquidity than common stocks,
                                               limited voting rights and special redemption rights.
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
                                               Financial Services Risks. The Fund intends to invest
                                               a significant portion, but less than 25%, of its
                                               total assets in the securities of companies
                                               principally engaged in financial services, which are
                                               prominent issuers of preferred securities. Because
                                               the Fund may invest such amounts in this sector, the
                                               Fund may be more susceptible to adverse economic or
                                               regulatory occurrences affecting that sector.

                                               Foreign Securities Risks. Under normal market
                                               conditions, the Fund may invest up to 20% of its
                                               total assets in U.S. dollar-denominated securities of
                                               foreign issuers traded or listed on a U.S. securities
                                               exchange or in the U.S. over-the-counter market. Such
                                               investments involve certain risks not involved in
                                               domestic investments, including the risk of blockage
                                               of foreign currency exchanges by foreign countries,
                                               less rigorous disclosure or accounting standards and
                                               regulatory practices and adverse political and
                                               economic developments.

                                               Interest Rate Risks. Interest rate risk is the risk
                                               that fixed-income securities such as preferred and
                                               debt securities, and to a lesser extent
                                               dividend-paying common stocks such as REIT common
                                               shares, will decline in value because of changes in
                                               market interest rates. When market interest rates
                                               rise, the market value of such securities generally
                                               will fall. The Fund's investment in such securities
                                               means that the net asset value and market price of
                                               the common shares may tend to decline if market
                                               interest rates rise.

                                               During periods of declining interest rates, an issuer
                                               may be able to exercise an option to prepay principal
                                               earlier than scheduled, which is generally known as
                                               call or prepayment risk. If this occurs, the Fund may
                                               be forced to reinvest in lower yielding securities.
                                               This is known as reinvestment risk. Preferred and
                                               debt securities frequently have call features that
                                               allow the issuer to repurchase the securities prior
                                               to its stated maturity. An issuer may redeem an
                                               obligation if the issuer can refinance the debt at a
                                               lower cost due to declining interest rates or an
                                               improvement in the credit standing of the issuer.
                                               During periods of rising interest rates, the average
                                               life of certain types of securities may be extended
                                               because of slower than expected principal payments.
                                               This may lock in a
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                                               below market interest rate, increase the security's
                                               duration and reduce the value of the security. This
                                               is known as extension risk.

                                               Market interest rates for investment grade
                                               fixed-income securities in which the Fund will invest
                                               have recently declined significantly below the recent
                                               historical average rates for such securities. This
                                               decline may have increased the risk that these rates
                                               will rise in the future (which would cause the value
                                               of the Fund's net assets to decline) and the degree
                                               to which asset values may decline in such events;
                                               however, historical interest rate levels are not
                                               necessarily predictive of future interest rate
                                               levels. See 'Risk Factors -- Interest Rate Risk.'

                                               Credit Risk and Lower-Rated Securities Risk. Credit
                                               risk is the risk that a security in the Fund's
                                               portfolio will decline in price or the issuer will
                                               fail to make dividend, interest or principal payments
                                               when due because the issuer of the security
                                               experiences a decline in its financial status.
                                               Preferred securities normally are subordinated to
                                               bonds and other debt instruments in a company's
                                               capital structure, in terms of priority to corporate
                                               income and claim to corporate assets, and therefore
                                               will be subject to greater credit risk than debt
                                               instruments. The Fund may invest up to 10% (measured
                                               at the time of investment) of its total assets in
                                               preferred securities and other debt securities that
                                               are rated below investment grade. Preferred stock or
                                               debt securities will be considered to be investment
                                               grade if, at the time of the investment, such
                                               security has a rating of 'BBB' or higher by S&P,
                                               'Baa' or higher by Moody's or an equivalent rating by
                                               a nationally recognized statistical rating agency or,
                                               if unrated, such security is determined by the
                                               Investment Manager to be of comparable quality.
                                               Lower-rated preferred stock or other debt securities,
                                               or equivalent unrated securities, which are commonly
                                               known as 'junk bonds,' generally involve greater
                                               volatility of price and risk of loss of income and
                                               principal, and may be more susceptible to real or
                                               perceived adverse economic and competitive industry
                                               conditions than higher grade securities. It is
                                               reasonable to expect that any adverse economic
                                               conditions could disrupt the market for lower-rated
                                               securities, have an adverse impact on the value of
                                               those securities and adversely affect the ability of
                                               the
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                                               issuers of those securities to repay principal and
                                               interest on those securities.

                                               Anti-Takeover Provisions. Certain provisions of the
                                               Fund's Articles of Incorporation and By-Laws could
                                               have the effect of limiting the ability of other
                                               entities or persons to acquire control of the Fund or
                                               to modify the Fund's structure. The provisions may
                                               have the effect of depriving you of an opportunity to
                                               redeem your shares and may have the effect of
                                               inhibiting conversion of the Fund to an open-end
                                               investment company. See 'Certain Provisions of the
                                               Articles of Incorporation and By-Laws' and 'Risk
                                               Factors -- Anti-Takeover Provisions.'

                                               Market Disruption Risk. The terrorist attacks in the
                                               U.S. on September 11, 2001 had a disruptive effect on
                                               the securities markets. The war in Iraq and
                                               instability in the Middle East also has resulted in
                                               recent market volatility and may have long-term
                                               effects on the U.S. and worldwide financial markets
                                               and may cause further economic uncertainties in the
                                               U.S. and worldwide. The Fund does not know how long
                                               the securities markets will continue to be affected
                                               by these events and cannot predict the effects of the
                                               war or similar events in the future on the U.S.
                                               economy and securities markets.

                                               For further discussion of the risks associated with
                                               investing in the AMPS and the Fund, see 'Risk
                                               Factors.'

DIVIDENDS AND RATE PERIODS...................  The table below shows the dividend rates, the dividend payment dates and the number of days for the
                                               initial rate periods of AMPS offered in this
                                               prospectus. For subsequent rate periods, AMPS will
                                               pay dividends based on a rate set at auctions
                                               normally held every seven days in the case of the
                                               Series M7 AMPS, Series T7 AMPS, Series W7 AMPS,
                                               Series TH7 AMPS and Series F7 AMPS, and 28 days in
                                               the case of the Series W28A AMPS, Series W28B AMPS
                                               and Series W28C AMPS. In most instances, dividends
                                               are payable on the first business day following the
                                               end of the rate period. The rate set at auction will
                                               not exceed the applicable maximum rate.

                                               The dividend payment date for special rate periods
                                               will be set out in the notice designating a special
                                               rate period. Dividends on AMPS will be cumulative
                                               from the date
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                                       16






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
                                               the AMPS are first issued and will be paid out of
                                               legally available funds.



                                                                                      DIVIDEND
                                                                       INITIAL      PAYMENT DATE         NUMBER OF
                                                                       DIVIDEND      FOR INITIAL      DAYS OF INITIAL
                                                                         RATE        RATE PERIOD        RATE PERIOD
                                                                         ----        -----------        -----------
                                                Series M7............        %         , 2003
                                                Series T7............        %         , 2003
                                                Series W7............        %         , 2003
                                                Series TH7...........        %         , 2003
                                                Series F7............        %         , 2003
                                                Series W28A..........        %         , 2003
                                                Series W28B..........        %         , 2003
                                                Series W28C..........        %         , 2003



                                               The Fund may, subject to certain conditions,
                                               designate special rate periods of more than seven
                                               days in the case of the Series M7 AMPS, Series T7
                                               AMPS, Series W7 AMPS, Series TH7 AMPS and Series F7
                                               AMPS, and more than 28 days in the case of
                                               Series W28A AMPS, Series W28B AMPS and Series W28C
                                               AMPS.

                                               The Fund may not designate a special rate period
                                               unless sufficient clearing bids were made in the most
                                               recent auction. In addition, full cumulative
                                               dividends, any amounts due with respect to mandatory
                                               redemptions and any additional dividends payable
                                               prior to such date must be paid in full. The Fund
                                               also must have received confirmation from Moody's and
                                               S&P or any substitute rating agency that the proposed
                                               special rate period will not adversely affect such
                                               agency's then-current rating on the AMPS and the lead
                                               Broker-Dealer designated by the Fund, initially
                                               Merrill Lynch, must not have objected to declaration
                                               of a special rate period.

                                               See 'Description of AMPS -- Dividends and Rate
                                               Periods' and ' -- Designation of Special Rate
                                               Periods' and 'The Auction.'

SECONDARY MARKET TRADING.....................  Broker-dealers may, but are not obligated to, maintain a secondary trading market in AMPS outside
                                               of auctions. There can be no assurance that a
                                               secondary market will provide owners with liquidity.
                                               You may transfer shares outside of auctions only to
                                               or through a broker-dealer that has entered into an
                                               agreement with the auction
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
                                               agent and the Fund, or other persons as the Fund
                                               permits.

INTEREST RATE TRANSACTIONS...................  In order to reduce the interest rate risk inherent in our underlying investments and capital structure, the
                                               Fund may enter into interest rate swap or cap
                                               transactions. The use of interest rate swaps and caps
                                               is a highly specialized activity that involves
                                               investment techniques and risks different from those
                                               associated with ordinary portfolio security
                                               transactions. In an interest rate swap, the Fund
                                               would agree to pay to the other party to the interest
                                               rate swap (which is known as the 'counterparty') a
                                               fixed rate payment in exchange for the counterparty
                                               agreeing to pay to the Fund a variable rate payment
                                               that is intended to approximate the Fund's variable
                                               rate payment obligation on the AMPS or any variable
                                               rate borrowing. The payment obligations would be
                                               based on the notional amount of the swap. In an
                                               interest rate cap, the Fund would pay a premium to
                                               the counterparty to the interest rate cap and, to the
                                               extent that a specified variable rate index exceeds a
                                               predetermined fixed rate, would receive from the
                                               counterparty payments of the difference based on the
                                               notional amount of such cap. If the counterparty to
                                               an interest rate swap or cap defaults, the Fund would
                                               be obligated to make the payments that it had
                                               intended to avoid. Depending on the general state of
                                               short-term interest rates and the returns on the
                                               Fund's portfolio securities at that point in time,
                                               this default could negatively impact the Fund's
                                               ability to make dividend payments on the AMPS. In
                                               addition, at the time an interest rate swap or cap
                                               transaction reaches its scheduled termination date,
                                               there is a risk that the Fund will not be able to
                                               obtain a replacement transaction or that the terms of
                                               the replacement will not be as favorable as on the
                                               expiring transaction. If this occurs, it could have a
                                               negative impact on the Fund's ability to make
                                               dividend payments on the AMPS. If the Fund fails to
                                               maintain the required asset coverage on the
                                               outstanding AMPS or fails to comply with other
                                               covenants, the Fund may be required to redeem some or
                                               all of these shares. Such redemption likely would
                                               result in the Fund seeking to terminate early all or
                                               a portion of any swap or cap transaction. Early
                                               termination of the
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
                                               swap could result in a termination payment by or to
                                               the Fund. Early termination of a cap could result in
                                               a termination payment to the Fund. The Fund would not
                                               enter into interest rate swap or cap transactions
                                               having a notional amount that exceeded the
                                               outstanding amount of the AMPS. See 'How the Fund
                                               Manages Risk -- Interest Rate Transactions' for
                                               additional information.

ASSET MAINTENANCE............................  Under the Fund's Articles Supplementary for AMPS,
                                               which establishes and fixes the rights and
                                               preferences of the shares of each series of AMPS, the
                                               Fund must maintain:

                                                asset coverage of the AMPS as required by the rating
                                                agency or agencies rating the AMPS; and

                                                asset coverage of at least 200% with respect to
                                                senior securities that are stock, including the AMPS.

                                               In the event that the Fund does not maintain or cure
                                               these coverage tests, some or all of the AMPS will be
                                               subject to mandatory redemption. See 'Description of
                                               AMPS -- Redemption.'

                                               Based on the composition of the Fund's portfolio as
                                               of August 5, 2003, the asset coverage of the AMPS as
                                               measured pursuant to the 1940 Act would be
                                               approximately 284% if the Fund were to issue all of
                                               the AMPS offered in this prospectus, representing
                                               approximately 35% of the Fund's managed assets (as
                                               defined below).

REDEMPTION...................................  The Fund does not expect to and ordinarily will not redeem AMPS. However, under the Articles
                                               Supplementary, it may be required to redeem AMPS in
                                               order, for example, to meet an asset coverage ratio
                                               or to correct a failure to meet a rating agency
                                               guideline in a timely manner. The Fund may also
                                               voluntarily redeem AMPS without the consent of
                                               holders of the AMPS under certain conditions. See
                                               'Description of AMPS -- Redemption.'

LIQUIDATION PREFERENCE.......................  The liquidation preference (that is, the amount the
                                               Fund must pay to holders of AMPS if the Fund is
                                               liquidated) for AMPS will be $25,000 per share plus
                                               accumulated but unpaid dividends, if any, whether or
                                               not earned or declared.
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
VOTING RIGHTS................................  The 1940 Act requires that the holders of AMPS, and the holders of any other series of preferred stock of
                                               the Fund, voting as a separate class, have the right
                                               to:

                                                elect at least two directors at all times; and

                                                elect a majority of the directors if at any time the
                                                Fund fails to pay dividends on either series of
                                                AMPS, or any other series of preferred stock of the
                                                Fund, for two full years and will continue to be so
                                                represented until all dividends in arrears have been
                                                paid or otherwise provided for.

                                               The holders of AMPS, and the holders of any other
                                               series of preferred stock of the Fund, will vote as a
                                               separate class or series on other matters as required
                                               under the Fund's Articles of Incorporation (which, as
                                               hereafter amended, restated or supplemented from time
                                               to time is, together with the Articles Supplementary,
                                               referred to as the 'Charter'), the 1940 Act and
                                               Maryland law. Each Common Share, each share of the
                                               AMPS, and each share of any other series of preferred
                                               stock of the Fund is entitled to one vote per share.

FEDERAL INCOME TAXATION......................  The distributions with respect to AMPS (other than distributions in redemption of AMPS subject to
                                               Section 302(b) of the Code) will constitute dividends
                                               to the extent of the Fund's current or accumulated
                                               earnings and profits, as calculated for federal
                                               income tax purposes. Such dividends generally will,
                                               except in the case of distributions of qualified
                                               dividend income and net capital gains, be taxable as
                                               ordinary income to holders. Distributions of net
                                               capital gain that are designated by the Fund as
                                               capital gain dividends will be treated as long-term
                                               capital gains in the hands of holders receiving such
                                               distributions. The Internal Revenue Service ('IRS')
                                               currently requires that a regulated investment
                                               company that has two or more classes of stock
                                               allocate to each such class proportionate amounts of
                                               each type of its income (such as ordinary income and
                                               capital gains) based upon the percentage of total
                                               dividends distributed to each class for the tax year.
                                               Accordingly, the Fund intends each year to allocate
                                               capital gain dividends, dividends qualifying for the
                                               DRD and dividends derived from qualified dividend
                                               income, if any, among its Common Shares, Series M7
                                               AMPS, Series T7 AMPS,

                                               Series W7 AMPS, Series TH7 AMPS, Series F7 AMPS,
                                               Series W28A AMPS, Series W28B AMPS and Series W28C
                                               AMPS in proportion to the total dividends paid to
                                               each class during or with respect to such year. See
                                               'U.S. Federal Taxation.'
CUSTODIAN, AUCTION AGENT, TRANSFER AGENT,
DIVIDEND PAYING AGENT AND REGISTRAR..........  State Street Bank serves as the Fund's custodian. The
                                               Bank of New York serves as auction agent, transfer
                                               agent, dividend paying agent and registrar for the
                                               AMPS.

                        FINANCIAL HIGHLIGHTS (UNAUDITED)


    Information contained in the table below under the headings 'Per Share Operating Performance' and 'Ratios/Supplemental Data' shows the unaudited operating performance of the Fund from the commencement of the Fund's investment operations on June 27, 2003 through June 30, 2003. Because the Fund was recently organized and commenced investment operations on June 27, 2003, the table covers less than one week of operations, during which a substantial portion of the Fund's portfolio was held in temporary investments pending investment in common stocks issued by real estate companies and preferred and other debt securities that meet the Fund's investment objectives and policies. Accordingly, the information presented may not provide a meaningful picture of the Fund's operating performance.



    The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Fund's Unaudited Financial Statements included in the Statement of Additional
Information dated           , 2003. It should be read in conjunction with the
Unaudited Financial Statements and notes thereto.



                                                                    FOR THE PERIOD
                                                                   JUNE 27, 2003(1)
                                                                       THROUGH
                                                                    JUNE 30, 2003
                                                                    -------------
PER SHARE OPERATING PERFORMANCE:
    Net asset value, beginning of period....................           $  23.88
                                                                       --------
Income from investment operations:
    Net investment income...................................               0.00
    Net unrealized gain on investments......................               0.01
                                                                       --------
        Total income from investment operations.............               0.01
                                                                       --------
Less: Offering costs charged to paid-in capital.............              (0.05)
                                                                       --------
Net decrease in net asset value.............................              (0.04)
                                                                       --------
Net asset value, end of period..............................           $  23.84
                                                                       --------
                                                                       --------
Market value, end of period.................................           $  25.05
                                                                       --------
                                                                       --------
Net asset value total return(2).............................             - 0.15%(3)
                                                                       --------
                                                                       --------
Market value return(2)......................................               0.20%(3)
                                                                       --------
                                                                       --------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (In millions).....................           $1,019.3
                                                                       --------
                                                                       --------
Ratio of expenses to average daily net assets...............               0.79%(4)
                                                                       --------
                                                                       --------
Ratio of net investment income to average daily net
  assets....................................................               2.23%(4)
                                                                       --------
                                                                       --------
Portfolio turnover rate.....................................               0.00%(3)
                                                                       --------
                                                                       --------



---------



(1) Commencement of investment operations.



(2) Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.



(3) Not annualized.



(4) Annualized.



           See accompanying notes to unaudited financial statements.

                                    THE FUND


    The Fund is a recently organized, non-diversified, closed-end management investment company. The Fund was organized as a Maryland corporation on March 25, 2003 and is registered as an investment company with the Securities and Exchange Commission under the 1940 Act. The Fund issued an aggregate of 42,750,000 Common Shares, par value $.001 per share, pursuant to the initial public offering thereof and commenced its operations with the closing of this initial public offering on June 27, 2003. On July 16, 2003 and August 5, 2003, the Fund issued 2,500,000 and 2,940,000 additional Common Shares, respectively, in connection with a partial exercise by the underwriters of the overallotment option. The Fund's Common Shares are traded on the NYSE under the symbol 'RNP.' The Fund's principal office is located at 757 Third Avenue, New York, New York 10017, and our telephone number is (212) 832-3232.



    The following provides information about the Fund's outstanding shares as of August 5, 2003:



                                                                AMOUNT HELD
                                                  AMOUNT      BY THE FUND OR      AMOUNT
TITLE OF CLASS                                  AUTHORIZED    FOR ITS ACCOUNT   OUTSTANDING
--------------                                  ----------    ---------------   -----------
Common........................................  100,000,000       0             48,194,200
AMPS
    Series M7.................................     3,280          0                 0
    Series T7.................................     3,280          0                 0
    Series W7.................................     3,280          0                 0
    Series TH7................................     3,280          0                 0
    Series F7.................................     3,280          0                 0
    Series W28A...............................     2,800          0                 0
    Series W28B...............................     2,800          0                 0
    Series W28C...............................     2,800          0                 0


                                USE OF PROCEEDS


    The Fund estimates the net proceeds of this offering of AMPS, after payment of the sales load and offering expenses, will be $612,816,830. The net proceeds of this offering, together with the proceeds from our initial public offering, will be invested in accordance with the policies set forth under 'Investment Objectives and Policies.' The Fund estimates that the net proceeds of both offerings will be fully invested in accordance with our investment objectives and policies within four months of the completion of this offering. Pending such investment, those proceeds may be invested in U.S. Government securities or high quality, short-term money market instruments. See 'Investment Objectives and Policies.'

                           CAPITALIZATION (UNAUDITED)


    The following table sets forth the unaudited capitalization of the Fund as of August 5, 2003, and as adjusted to give effect to the issuance of the AMPS offered in this prospectus.



                                                             AS OF AUGUST 5, 2003
                                                        -------------------------------
                                                            ACTUAL        AS ADJUSTED
                                                            ------        -----------
                                                                  (UNAUDITED)
AS OF AUGUST 5, 2003:
AMPS, $.001 par value, $25,000 liquidation value;
       shares authorized (no shares issued and 3,280
  Series M7 AMPS, 3,280 Series T7 AMPS, 3,280
  Series W7 AMPS, 3,280 Series TH7 AMPS, 3,280
  Series F7 AMPS, 2,800 Series W28A AMPS, 2,800
  Series W28B AMPS and 2,800 Series W28C AMPS issued,
  as adjusted, respectively)..........................  $           --   $  620,000,000
                                                        --------------   --------------
Shareholders' Equity Applicable to Common Shares
    Common Shares, $.001 par value per share;
      100,000,000 shares authorized, 48,194,200 shares
      outstanding.....................................          48,194           48,194
    Paid-in surplus...................................   1,148,178,830    1,140,995,660
    Balance of undistributed net investment income....       3,439,525        3,439,525
    Accumulated net realized gain (loss) from
      investment transactions.........................           3,472            3,472
    Net unrealized appreciation (depreciation)........      (6,247,955)      (6,247,955)
                                                        --------------   --------------
    Net assets applicable to Common Shareholders......   1,145,422,066    1,138,238,896
                                                        --------------   --------------

Net assets, plus liquidation preference of AMPS.......  $1,145,422,066   $1,758,238,896
                                                        --------------   --------------
                                                        --------------   --------------



    As used in this prospectus, unless otherwise noted, the Fund's 'managed assets' include assets of the Fund attributable to any outstanding AMPS, with no deduction for the liquidation preference of such shares. For financial reporting purposes, however, the Fund is required to deduct the liquidation preference of its outstanding AMPS from 'managed assets' so long as the AMPS have redemption features that are not solely within the control of the Fund. In connection with the rating of the AMPS, the Fund has established various portfolio covenants to meet third-party rating agency guidelines in its Articles of Incorporation. These covenants include, among other things, investment diversification requirements and requirements that investments included in the Fund's portfolio meet specific industry and credit quality criteria. Market factors outside the Fund's control may affect its ability to meet the criteria of third-party rating agencies set forth in the Fund's portfolio covenants. If the Fund violates these covenants, it may be required to cure the violation by redeeming all or a portion of the AMPS. For all regulatory purposes, the Fund's AMPS will be treated as stock (rather than indebtedness).

                       INVESTMENT OBJECTIVES AND POLICIES

GENERAL

    The Fund's primary investment objective is to seek high current income. Capital appreciation is our secondary objective. The Fund is not intended as a complete investment program. There can be no assurance that the Fund will achieve its investment objectives.

    Under normal market conditions, the Fund will invest:

     at least 40%, but no more than 60%, of its total assets in common stocks issued by real estate companies such as REITs. A real estate company derives at least 50% of its revenue from real estate or has at least 50% of its assets in real estate. A REIT is a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate;

     at least 40%, but no more than 60%, of its total assets in preferred securities; up to 5% of the Fund's total assets may be invested in preferred securities issued by REITs;

     up to 10% of its total assets in preferred or other securities that at the time of investment are rated below investment grade (Ba/BB or B by Moody's, S&P or Fitch) or that are unrated but judged to be of comparable quality by the Fund's Investment Manager;

     up to 20% of its total assets in debt securities, including convertible debt securities and convertible preferred securities;

     a significant portion, but less than 25%, of its total assets in the securities of companies principally engaged in the financial services industry (which are prominent issuers of preferred securities); and

     up to 20% of its total assets in U.S. dollar-denominated securities of foreign issuers traded or listed on a U.S. securities exchange or the U.S. over-the-counter market.


    The policy referred to above of investing in the financial services industry and the Fund's concentration of its investments in the real estate industry make the Fund more susceptible to adverse economic or regulatory occurrences affecting these sectors. See 'Risk Factors -- General Risks of Investing in the Fund -- General Risks of Securities Linked to the Real Estate Market' and 'Risk Factors -- General Risks of Securities Linked to the Financial Services Industry.'


    Although the Fund does not currently intend to invest in illiquid securities (i.e., securities that are not readily marketable), it may invest up to 10% of its total assets in illiquid securities. Similarly, although the Fund does not intend to invest in convertible securities, it may invest up to 20% of its total assets in securities convertible into common or preferred securities where the conversion feature represents, in the Investment Manager's view, a significant element of the securities' value. Common stock acquired pursuant to a conversion feature will be subject to this 20% limitation.

    Under normal conditions, the Fund intends to invest in income producing common stock issued by real estate companies, consisting primiarly of REITs, and preferred and other debt securities. Substantially all of the common stocks issued by REITs in which the Fund intends to invest are traded on a national securities exchange or in the over-the-counter market. REITs are generally not taxed on income distributed to shareholders provided they distribute to their shareholders substantially all of their income and otherwise comply with the requirements of the Code. As a result, REITs generally pay relatively high dividends (as compared to other types of companies) and the Fund intends to use these REIT dividends in an effort to meet its objective of high current income. It is the Fund's current intention to invest approximately 50% of its total assets in common stocks of REITs, although the actual percentage of REIT common stocks in its portfolio may change.

    With respect to the preferred securities component of the portfolio, under current market conditions the Fund expects that it will invest primarily in taxable preferred securities. Under current market conditions, the Fund's portfolio of preferred securities is expected to consist primarily of fixed rate preferred securities.


    A security will be considered investment grade quality if it is rated 'BBB' or higher by S&P, 'Baa' or higher by Moody's or an equivalent rating by a nationally recognized statistical rating agency, or is unrated but judged to be of comparable quality by the Investment Manager. Bonds of below investment grade quality (BB/Ba or below) are commonly referred to as 'junk bonds.' Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. The Fund's credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Investment Manager may consider such factors as its assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. Appendix A to the SAI contains a general description of Moody's and S&P's ratings of securities.



    The Fund's investment objectives and certain other policies are fundamental and may not be changed without the approval of the holders of a 'majority of the outstanding' Common Shares and AMPS voting together as a single class, and of the holders of a 'majority of the outstanding' AMPS voting as a separate class. When used with respect to particular shares of the Fund, a 'majority of the outstanding' shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. Unless otherwise indicated, the Fund's investment policies are not fundamental and may be changed by the Board of Directors without the approval of shareholders, although the Fund has no current intention of doing so.


INVESTMENT STRATEGIES

    In making investment decisions with respect to common stocks and other equity securities issued by real estate companies, including REITs, the Investment Manager relies on a fundamental analysis of each company. The Investment Manager reviews each company's potential for success in light of the company's current financial condition, its industry and sector position, and economic and market conditions. The Investment Manager evaluates a number of factors, including growth potential, earnings estimates and the quality of management.

    In making investment decisions with respect to preferred securities and debt securities, the Investment Manager seeks to select what it believes are superior securities, (i.e., securities the Investment Manager views as undervalued on the basis of risk and return profiles). In making these determinations, the Investment Manager evaluates the fundamental characteristics of an issuer, including an issuer's creditworthiness, and also takes into account prevailing market factors. In analyzing credit quality, the Investment Manager considers not only fundamental analysis, but also an issuer's corporate and capital structure and the placement of the preferred or debt securities within that structure. The Investment Manager also takes into account other factors, such as call and other structural features, momentum and other exogenous signals (i.e., the likely directions of ratings) and relative value versus other income security classes.

PORTFOLIO COMPOSITION

    Our portfolio will be composed principally of the following investments. A more detailed description of our investment policies and restrictions and more detailed information about our portfolio investments are contained in the SAI.

    Initial Portfolio Composition. Initially, the Fund intends to allocate approximately 50% of the Fund's total assets to common stocks issued by real estate companies, consisting primarily of REITs, approximately 40% to preferred securities and approximately 10% to debt securities other than preferred securities. Thereafter, the portion of the Fund's total assets invested in common stock issued by REITs, preferred securities and other debt securities will vary from time to time, consistent with the Fund's investment objectives, although the Fund will normally invest at least 40% of its total assets in common stock issued by REITs and at least 40% of its total assets in preferred securities. At any time, under normal circumstances at least 80% of the Fund's total assets will be invested in common stocks issued by REITs and preferred securities.

    Common Stocks Issued By Real Estate Companies and REITs. For purposes of our investment policies, a real estate company is one that:

     derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate; or

     has at least 50% of its assets in such real estate.


    Under normal market conditions, the Fund will invest at least 40%, but no more than 60%, of our total assets in the common stocks of real estate companies, consisting primarily of REITs. A REIT is a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate. REITs pool investors' funds for investment primarily in income producing real estate or real estate-related loans or interests. REITs are generally not taxed on income distributed to shareholders provided, among other things, they distribute to their shareholders substantially all of their taxable income (other than net capital gains) for each taxable year. As a result, REITs tend to pay relatively higher dividends than other types of companies and the Fund intends to use these REIT dividends in an effort to meet the current income goal of its investment objectives.


    REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Fund does not currently intend to invest more than 10% of its total assets in Mortgage REITs or Hybrid REITs.

    Preferred Securities. Under normal market conditions, the Fund will invest at least 40%, but no more than 60%, of its total assets in preferred securities. There are two basic types of preferred securities. The first, sometimes referred to in this prospectus as traditional preferred securities, consists of preferred stock issued by an entity taxable as a corporation. The second is referred to in this prospectus as hybrid-preferred securities. Hybrid-preferred securities are usually issued by a trust or limited partnership and often represent preferred interests in deeply subordinated debt instruments issued by the corporation for whose benefit the trust or partnership was established. Initially, the preferred securities component of the Fund will be comprised primarily of taxable preferred securities.


    Traditional Preferred Securities. Traditional preferred securities generally pay fixed or adjustable rate dividends to investors and generally have a 'preference' over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer's board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case, all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on the traditional preferred securities in which the Fund invests will be declared or otherwise made payable. Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates. Because the claim on an issuer's earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund's holdings of higher rate-paying fixed rate preferred securities may be reduced and the Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.


    Pursuant to the DRD, corporations may generally deduct 70% of the income they receive from dividends on traditional preferred securities that are paid out of earnings and profits of the issuer. Corporate shareholders of a regulated investment company like the Fund generally are permitted to claim a deduction with respect to that portion of their distributions attributable to amounts received by the regulated investment company that qualify for the DRD. However, not all traditional preferred securities pay dividends that are eligible for the DRD, including preferred securities issued by REITs described below. Under current market conditions, it is expected that few, if any, of the preferred securities in which the Fund intends to invest will qualify for the DRD.

    Pursuant to recently enacted legislation, individuals will generally be taxed at long-term capital gain rates on qualified dividend income for taxable years beginning on or before December 31, 2008. Individual shareholders of a regulated investment company like the Fund generally are permitted to treat as qualified dividend income that portion of their distributions attributable to qualified dividend income received by the regulated investment company. However, not all traditional preferred securities will provide significant benefits under the rules relating to qualified dividend income, including preferred securities issued by REITs described below. Under current market conditions, it is expected that few, if any, of the preferred securities in which the Fund intends to invest will provide significant benefits under the rules relating to qualified dividend income.

    Within the category of traditional preferred securities, the Fund may invest up to 5% of its total assets in traditional preferred securities issued by real estate companies, including REITs. REIT preferred securities are generally perpetual in nature, although REITs often have the ability to redeem the preferred securities after a specified period of time. The market value of REIT preferred securities may be affected by favorable and unfavorable changes impacting a particular REIT. While sharing characteristics that make them similar to traditional preferred securities, dividends from REIT preferred securities do not provide any DRD benefit (and generally do not provide significant benefits under the rules relating to qualified dividend income).

    Hybrid-Preferred Securities. Hybrid-preferred securities are a comparatively new asset class. Hybrid-preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

    Hybrid-preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, hybrid-preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the maximum deferral period is five years. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these hybrid-preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Hybrid-preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Hybrid preferred securities include, but are not limited to, trust originated preferred securities ('TOPRS'r'); monthly income preferred securities ('MIPS'r'); quarterly income bond securities ('QUIBS'r'); quarterly income debt securities ('QUIDS'r'); quarterly income preferred securities ('QUIPS(SM)'); corporate trust securities ('CORTS'r'); public income notes ('PINES'r'); and other hybrid-preferred securities.*

---------

* TOPRS is a registered service mark owned by Merrill Lynch & Co., Inc. MIPS and QUIDS are registered service marks and QUIPS is a service mark owned by Goldman, Sachs & Co. QUIBS is a registered service mark owned by Morgan Stanley. CORTS and PINES are registered service marks owned by Citigroup Global Markets Inc.

    Hybrid-preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer's option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

    Many hybrid-preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the hybrid-preferred securities are treated as interest rather than dividends for federal income tax purposes and, as such, are not eligible for the DRD or the reduced rates of tax that apply to qualified dividend income. The trust or special purpose entity in turn would be a holder of the operating company's debt and would have priority with respect to the operating company's earnings and profits over the operating company's common shareholders, but would typically be subordinated to other classes of the operating company's debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company's senior debt securities.

    Within the category of hybrid-preferred securities are senior debt instruments that trade in the broader preferred securities market. These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to preferred stock such as maturities ranging from 30 years to perpetuity, call features, exchange listings and the inclusion of accrued interest in the trading price. Similar to other hybrid-preferred securities, these debt instruments usually do not offer equity capital treatment. CORTS'r' and PINES'r' are two examples of senior debt instruments which are structured and trade as hybrid-preferred securities.

    Lower-Rated Securities. The Fund may invest up to 10% (measured at the time of purchase) of its total assets in securities rated below investment grade. These lower grade securities are commonly known as 'junk bonds.' Securities rated below investment grade are judged to have speculative characteristics with respect to their interest and principal payments. Such securities may face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Fund to sell certain of these securities or could result in lower prices than those used in calculating the Fund's net asset value. Preferred stock or debt securities will be considered to be investment grade if, at the time of investment, such security has a rating of 'BBB' or higher by S&P, 'Baa' or higher by Moody's or an equivalent rating by a nationally recognized statistical rating agency, or, if unrated, such security is determined by the Investment Manager to be of comparable quality.

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    Financial Services Company Securities. The Fund intends to invest a significant portion, but less than 25%, of its total assets in securities issued by companies 'principally engaged' in the financial services industry (which are prominent issuers of preferred securities). A company is 'principally engaged' in financial services if it derives at least 50% of its consolidated revenues from providing financial services. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.

    Foreign Securities. The Fund may invest up to 20% of its total assets in U.S. dollar-denominated securities of non-U.S. issuers traded or listed on a U.S. securities exchange or the U.S. over-the-counter market. The Fund may invest in any region of the world and invests in companies operating in developed countries such as Canada, Japan, Australia, New Zealand and most Western European countries. The Fund does not intend to invest in companies based in emerging markets such as the Far East, Latin America and Eastern Europe. The World Bank and other international agencies define emerging markets based on such factors as trade initiatives, per capita income and level of industrialization. For purposes of this 20% limitation, non-U.S. securities include securities represented by American Depository Receipts.

    Debt Securities. The Fund may invest up to 20% of its total assets in debt securities, including convertible debt securities and convertible preferred securities. Convertible securities are debt securities or preferred stock that are exchangeable for common stock of the issuer at a predetermined price (the 'conversion price'). Depending upon the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like common stock than debt instruments. Common stock acquired pursuant to a conversion feature will be subject to this 20% limitation. As a result of conversion, the Fund may hold common stocks issued by companies other than real estate companies or REITs, such holdings not normally to exceed 5% of total assets. In addition, keeping with the income objective of the Fund, the Fund expects to sell any common stock holdings of issuers other than real estate companies or REITs as soon as practicable after conversion of a convertible security. The Fund's investments in debt securities may include investments in U.S. dollar-denominated corporate debt securities issued by domestic and non-U.S. corporations (subject to the requirements noted above) and U.S. dollar-denominated government debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or a non-U.S. Government or its agencies or instrumentalities (subject to the requirements noted above).

    Common Stocks. The Fund will normally invest at least 40%, but will not invest more than 60%, of its total assets in common stocks issued by real estate companies or REITs. Common stocks represent the residual ownership interest in the issuer and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.


    Other Investment Companies. The Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies, including exchange traded funds, that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its common shares, or during periods when there is a shortage of attractive opportunities in the market. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory and other fees and expenses with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Investment Manager will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available bond investments. The securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Fund is subject. As described in the sections entitled 'Use of Leverage,' the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than the Investment Manager.


    Illiquid Securities. While the Fund does not currently intend to invest in illiquid securities (i.e., securities that are not readily marketable), it may invest up to 10% of its total assets in illiquid securities. For this purpose, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act but that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days. The Board of Directors or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 10% limitation. The Board of Directors has delegated to the Investment Manager the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board and/or the Investment Manager will consider factors such as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments) and (iii) other permissible relevant factors.

    Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Directors or its delegate. If, through changes in the market value of its portfolio securities, the Fund should be in a position where more than 10% of the value of its total assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as the Board and/or the Investment Manager deem advisable, if any, to protect liquidity.

    Strategic Transactions. The Fund may, but is not required to, use various strategic transactions described below to mitigate risks and to facilitate portfolio management. Such strategic transactions are generally accepted under modern portfolio management and are regularly used by many closed-end funds and other institutional investors. Although the Investment Manager seeks to use the practices to further the Fund's investment objective, no assurance can be given that these practices will achieve this result.

    The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as 'Strategic Transactions.' The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. There is no limit on the amount of credit derivative transactions that may be entered into by the Fund.

    Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Investment Manager's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes. A more complete discussion of Strategic Transactions and their risks is contained in the Fund's SAI.


    The Fund also may enter into certain interest rate transactions that are designed to reduce the risks inherent in the Fund's issuance of the AMPS. See 'How the Fund Manages Risk -- Interest Rate Transactions.'



    When-Issued and Delayed Delivery Transactions. The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at the time of delivery may be less (or more) than cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of the commitment.


    Portfolio Turnover. The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund's investment objectives. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Investment Manager, investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income.


    Defensive Position. When the Investment Manager believes that market or general economic conditions justify a temporary defensive position, the Fund may deviate from its investment objectives and invest all or any portion of our assets in investment grade debt securities, without regard to whether the issuer is a real estate company or REIT. When and to the extent the Fund assumes a temporary defensive position, the Fund may not pursue or achieve its investment objectives.


OTHER INVESTMENTS


    The Fund's cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments. Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements and commercial paper. See 'Investment Objectives and Policies' in the SAI.



                                USE OF LEVERAGE



    The Fund may issue other preferred shares, in addition to the AMPS, or borrow or issue short-term debt securities to increase its assets available for investment. The Fund is authorized to issue preferred shares, borrow or issue debt obligations. Before issuing such preferred shares to increase its assets available for investment, the Fund must have received confirmation from Moody's and S&P or any substitute rating agency that the proposed issuance will not adversely affect such rating agency's then-current rating on the AMPS. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of the Fund's holdings. When the Fund leverages its assets, the fees paid to the Investment Manager for investment management services will be higher than if the Fund did not borrow because the Investment Manager's fees are calculated based on the Fund's managed assets, which include the proceeds of the issuance of preferred shares or any outstanding borrowings. Consequently, the Fund and the Investment Manager may have differing interests in determining whether to leverage the Fund's assets.



    The Fund's use of leverage is premised upon the expectation that the Fund's preferred share dividends or borrowing cost will be lower than the return the Fund achieves on its investments with the proceeds of the issuance of preferred shares or borrowing. Such difference in return may result from the Fund's higher credit rating or the short-term nature of its borrowing compared to the long-term nature of its investments. Since the total assets of the Fund (including the assets obtained from leverage) will be invested in the higher yielding portfolio investments or portfolio investments with the potential for capital appreciation, the holders of common shares will be the beneficiaries of the incremental return. Should the differential between the underlying assets and cost of leverage narrow, the incremental return 'pick up' will be reduced. Furthermore, if long-term rates rise or the Fund otherwise incurs losses on its investments, the Fund's net asset value attributable to its common shares will reflect the decline in the value of portfolio holdings resulting therefrom.



    To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return to the Fund's common shareholders ('Common Shareholders') will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund to Common Shareholders will be less than if leverage had not been used. The Investment Manager may determine to maintain the Fund's leveraged position if it expects that the long-term benefits to the Fund's Common Shareholders of maintaining the leveraged position will outweigh the current reduced return. Capital raised through the issuance of preferred shares or borrowing will be subject to dividend payments or interest costs that may or may not exceed the income and appreciation on the assets purchased. The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate.



    The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized rating organizations which may issue ratings for the preferred shares or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing. The Investment Manager does not anticipate that these covenants or restrictions will adversely affect its ability to manage the Fund's portfolio in accordance with the Fund's investment objective and policies. Due to these covenants or restrictions, the Fund may be forced to liquidate investments at times and at prices that are not favorable to the Fund, or the Fund may be forced to forgo investments that the Investment Manager otherwise views as favorable.



    If and to the extent that the Fund employs leverage will depend on many factors, the most important of which are investment outlook, market conditions and interest rates.


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


                                  RISK FACTORS


    Risk is inherent in all investing. Before investing you should consider carefully the following risks that you assume when you invest in AMPS.



RISKS OF INVESTING IN AMPS



    Leverage Risk. The Fund uses financial leverage for investment purposes by issuing AMPS. It is currently anticipated that, taking into account the AMPS being offered in this prospectus, the amount of leverage will represent approximately 35% of the Fund's managed assets (as defined below).



    The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the net asset value of the Fund and the AMPS' asset coverage. As long as the AMPS are outstanding, the Fund does not intend to utilize other forms of leverage.



    Because the fee paid to the Investment Manager will be calculated on the basis of the Fund's managed assets (which equals the aggregate net asset value ('NAV') of the Common Shares plus the liquidation preference of the AMPS), the fee will be higher when leverage is utilized, giving the Investment Manager an incentive to utilize leverage.



    Interest Rate Risk. The Fund issues AMPS, which pay dividends based on short-term interest rates. The Fund purchases real estate equity securities that pay dividends that are based on the performance of the issuing companies. The Fund also may buy debt securities that pay interest based on longer-term yields. These dividends and interest payments are typically, although not always, higher than short-term interest rates. Real estate company dividends, as well as long-term and short-term interest rates, fluctuate. If short-term interest rates rise, dividend rates on the AMPS may rise so that the amount of dividends to be paid to shareholders of AMPS exceeds the income from the portfolio securities. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the AMPS offering) is available to pay dividends on the AMPS, however, dividend rates on the AMPS would need to greatly exceed the Fund's net portfolio income before the Fund's ability to pay dividends on the AMPS would be jeopardized. If long-term interest rates rise, this could negatively impact the value of the Fund's investment portfolio, reducing the amount of assets serving as asset coverage for the AMPS. The Fund anticipates entering into interest rate swap or cap transactions with the intent to reduce or eliminate the risk posed by an increase in short-term interest rates. There is no guarantee that the Fund will engage in these transactions or that these transactions will be successful in reducing or eliminating interest rate risk. See 'How the Fund Manages Risk.'



    Auction Risk. You may not be able to sell your AMPS at an auction if the auction fails, i.e., if there are more AMPS offered for sale than there are buyers for those shares. Also, if you place hold orders (orders to retain AMPS) at an auction only at a specified rate, and that bid rate exceeds the rate set at the auction, you will not retain your AMPS. Additionally, if you buy shares or elect to retain shares without specifying a rate below which you would not wish to continue to hold those shares, and the auction sets a below-market rate, you may receive a lower rate of return on your shares than the market rate. Finally, the dividend period may be changed, subject to certain conditions and with notice to the holders of the AMPS, which could also affect the liquidity of your investment. See 'Description of AMPS' and 'The Auction.'

    Secondary Market Risk. If you try to sell your AMPS between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a special rate period (a dividend period of more than seven days in the case of the Series M7 AMPS, Series T7 AMPS, Series W7 AMPS, Series TH7 AMPS and Series F7 AMPS, and 28 days in the case of the Series W28A AMPS, Series W28B AMPS and Series W28C AMPS), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. You may transfer shares outside of auctions only to or through a broker-dealer that has entered into an agreement with the auction agent and the Fund or other person as the Fund permits. The Fund does not anticipate imposing significant restrictions on transfers to other persons. However, unless any such other person has entered into a relationship with a broker-dealer that has entered into a broker-dealer agreement with the Auction Agent, that person will not be able to submit bids at auctions with respect to AMPS. Broker-dealers that maintain a secondary trading market for AMPS are not required to maintain this market, and the Fund is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. AMPS are not listed on a stock exchange or the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') stock market. If you sell your AMPS to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction and during a special rate period.



    Ratings and Asset Coverage Risk. While it is a condition to the closing of the offering that S&P assigns a rating of 'AAA' and Moody's assigns a rating of 'Aaa' to the AMPS, the ratings do not eliminate or necessarily mitigate the risks of investing in AMPS. In addition, Moody's, S&P or another rating agency then rating the AMPS could downgrade the AMPS, which may make your shares less liquid at an auction or in the secondary market. If a rating agency downgrades the AMPS, the dividend rate on the AMPS will be the applicable maximum rate based on the credit rating of the AMPS, which will be a rate higher than is payable currently on the AMPS. See 'Description of AMPS -- Rating Agency Guidelines' for a description of the asset maintenance tests the Fund must meet.



    Portfolio Security Risk. Portfolio security risk is the risk that an issuer of a security in which the Fund invests will not be able, in the case of common stocks, to make dividend distributions at the level forecast by the Fund's Investment Manager, or that the issuer becomes unable to meet its obligation to pay fixed dividends at the specified rate, in the case of preferred stock, or to make interest and principal payments in the case of debt securities. Common stock is not rated by rating agencies and it is incumbent on the Investment Manager to select securities of real estate companies that it believes have the ability to pay dividends at the forecasted level. Preferred stock and debt securities may be rated. The Fund may invest up to 10% of its total assets in preferred stock or debt securities rated below investment grade (commonly known as 'junk bonds') by S&P or Moody's, or unrated securities considered to be of comparable quality by the Investment Manager. In general, lower-rated securities carry a greater degree of risk. If rating agencies lower their ratings of securities held in the Fund's portfolio, the value of those securities could decline, which could jeopardize the rating agencies' ratings of the AMPS. The failure of a company to pay common stock or preferred stock dividends, or interest payments, at forecasted or contractual rates, could have a negative impact on the Fund's ability to pay dividends on the AMPS and could result in the redemption of some or all of the AMPS.

    Restrictions on Dividends and other Distributions. Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund's Common Shares and AMPS, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Fund intends to redeem AMPS to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such actions can be effected in time to meet the Code requirements. See 'U.S. Federal Taxation.'


    In addition, investors should note that the Fund is not expected to generate significant income that qualifies for the DRD or the reduced rates of tax that apply to qualified dividend income. See 'U.S. Federal Taxation.'

GENERAL RISKS OF INVESTING IN THE FUND


    The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives.



    Limited Operating History. The Fund is a recently organized, non-diversified, closed-end management investment company with a limited operating history.


    Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

    Stock Market Risk. Because prices of equity securities fluctuate from day-to-day, the value of our portfolio will vary based upon general market conditions.


    General Risks of Securities Linked to the Real Estate Market. The Fund will not invest in real estate directly, but only in securities issued by real estate companies, including REITs. However, because of its policy of concentration in the securities of companies in the real estate industry, the Fund is also subject to the risks associated with the direct ownership of real estate. These risks include:


     declines in the value of real estate;

     risks related to general and local economic conditions;

     possible lack of availability of mortgage funds;

     overbuilding;

     extended vacancies of properties;

     increased competition;

     increases in property taxes and operating expenses;

     changes in zoning laws;

     losses due to costs resulting from the clean-up of environmental problems;

     liability to third parties for damages resulting from environmental problems;

     casualty or condemnation losses;

     limitations on rents;


     changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates.

    Thus, the value of our portfolio securities may change at different rates compared to the value of portfolio securities of a registered investment company with investments in a mix of different industries and will depend on the general condition of the economy. An economic downturn could have a material adverse effect on the real estate markets and on real estate companies in which the Fund invests, which in turn could result in the Fund not achieving its investment objectives.

    General Real Estate Risks. Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels, and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the real estate owned by the portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties, and, consequently, its ability to control decisions relating to such properties may be limited.

    Real property investments are also subject to risks which are specific to the investment sector or type of property in which the real estate companies are investing.

    Retail Properties. Retail properties are affected by the overall health of the applicable economy. A retail property may be adversely affected by the growth of alternative forms of retailing, bankruptcy, decline in drawing power, departure or cessation of operations of an anchor tenant, a shift in consumer demand due to demographic changes, and/or changes in consumer preference (for example, to discount retailers) and spending patterns. A retail property may also be adversely affected if a significant tenant ceases operation at such location, voluntarily or otherwise. Certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property.

    Office Properties. Office properties generally require their owners to expend significant amounts for general capital improvements, tenant improvements and costs of reletting space. In addition, office properties that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and thus noncompetitive. Office properties may also be adversely affected if there is an economic decline in the businesses operated by their tenants. The risks of such an adverse effect is increased if the property revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

    Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures to keep necessary furniture, fixtures and equipment updated, competition from other hotels, increases in operating costs (which increases may not necessarily be offset in the future by increased room rates), dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, changes to regulation of operating liquor and other licenses, and adverse effects of general and local economic conditions. Due to the fact that hotel rooms are generally rented for short periods of time, hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

    Also, hotels may be operated pursuant to franchise, management and operating agreements that may be terminable by the franchiser, the manager or the operator. Contrarily, it may be difficult to terminate an ineffective operator of a hotel property subsequent to a foreclosure of such property.

    Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); and competition in terms of appearance, reputation, quality and cost of care with similar properties on a local and regional basis.

    These governmental laws and regulations are subject to frequent and substantial changes resulting from legislation, adoption of rules and regulations, and administrative and judicial interpretations of existing law. Changes may also be applied retroactively and the timing of such changes cannot be predicted. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursement. In addition, in the event that a tenant is in default on its lease, a new operator or purchaser at a foreclosure sale will have to apply in its own right for all relevant licenses if such new operator does not already hold such licenses. There can be no assurance that such new licenses could be obtained, and consequently, there can be no assurance that any healthcare property subject to foreclosure will be disposed of in a timely manner.

    Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities, adverse economic conditions in the locale, the amount of rent charged, and oversupply of units due to new construction. In addition, multifamily properties may be subject to rent control laws or other laws affecting such properties, which could impact the future cash flows of such properties.

    Insurance Issues. Certain of the portfolio companies may, in connection with the issuance of securities, have disclosed that they carry comprehensive liability, fire, flood, extended coverage and rental loss insurance with policy specifications, limits and deductibles customarily carried for similar properties. However, such insurance is not uniform among the portfolio companies. Moreover, there are certain types of extraordinary losses that may be uninsurable, or not economically insurable. Certain of the properties may be located in areas that are subject to earthquake activity for which insurance may not be maintained. Should a property sustain damage as a result of an earthquake, even if the portfolio company maintains earthquake insurance, the portfolio company may incur substantial losses due to insurance deductibles, co-payments on insured losses or uninsured losses. Should any type of uninsured loss occur, the portfolio company could lose its

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investment in, and anticipated profits and cash flows from, a number of properties and, as a result, impact the Fund's investment performance.

    Credit Risk. REITs may be highly leveraged and financial covenants may affect the ability of REITs to operate effectively. The portfolio companies are subject to risks normally associated with debt financing. If the principal payments of a real estate company's debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the real estate company's cash flow may not be sufficient to repay all maturing debt outstanding.

    In addition, a portfolio company's obligation to comply with financial covenants, such as debt-to-asset ratios, secured debt-to-total asset ratios and other contractual obligations, may restrict a REIT's range of operating activity. A portfolio company, therefore, may be limited from incurring additional indebtedness, selling its assets and engaging in mergers or making acquisitions which may be beneficial to the operation of the REIT.

    Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on the shares could be reduced.

    Smaller Companies. Even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company's stock price than is the case for a larger company. Further, smaller company stocks may perform in different cycles than larger company stocks. Accordingly, REIT shares can be more volatile than -- and at times will perform differently from -- large company stocks such as those found in the Dow Jones Industrial Average.

    Tax Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company which purports to be a REIT and that the company could fail to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company. REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

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SPECIAL RISKS RELATED TO PREFERRED SECURITIES

    There are special risks associated with investing in preferred securities, including:

    Deferral and Omission. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring or omitting its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

    Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

    Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.

    Limited Voting Rights. Generally, traditional preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. Hybrid-preferred security holders generally have no voting rights.

    Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

    Supply of Hybrid-Preferred Securities. The Financial Accounting Standards Board currently is reviewing accounting guidelines relating to hybrid-preferred securities. To the extent that a change in the guidelines could adversely affect the market for, and availability of, these securities, the Fund may be adversely affected. The adoption of the Bush Administration's proposal to eliminate the federal income tax on dividends may also adversely impact the market and supply of hybrid-preferred securities if the issuance of such securities becomes less attractive to issuers.

    New Types of Securities. From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the Investment Manager believes that doing so would be consistent with the Fund's investment objectives and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

GENERAL RISKS OF SECURITIES LINKED TO THE FINANCIAL SERVICES INDUSTRY

    The Fund intends to invest a significant portion, but less than 25%, of its total assets in securities of companies principally engaged in the financial services industry, which are prominent issuers of preferred securities. Because the Fund may invest such amounts in this sector, the Fund may be susceptible to adverse economic or regulatory occurrences affecting that sector.

    Investing in the financial services sector includes the following risks:

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     regulatory actions -- financial services companies may suffer a setback if regulators change the rules under which they operate;

     changes in interest rates -- unstable interest rates can have a disproportionate effect on the financial services sector;

     concentration of loans -- financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that sector; and

     competition -- financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

FOREIGN SECURITIES RISKS

    Under normal market conditions, the Fund may invest up to 20% of its total assets in U.S. dollar-denominated securities of foreign issuers traded or listed on a U.S. securities exchange or the U.S. over-the-counter market ('Foreign Securities'). Typically, the Fund will not hold any Foreign Securities of issuers in so-called 'emerging markets' (or lesser developed countries), but to the extent it does, the Fund will not invest more than 10% of its total assets in such securities. Investments in such securities are particularly speculative. Investing in Foreign Securities involves certain risks not involved in domestic investments, including, but not limited to:

     future foreign economic, financial, political and social developments;

     different legal systems;

     the possible imposition of exchange controls or other foreign governmental laws or restrictions;

     less governmental supervision;

     regulation changes;

     changes in currency exchange rates;

     less publicly available information about companies due to less rigorous disclosure or accounting standards or regulatory practices;

     high and volatile rates of inflation;

     fluctuating interest rates;

     less publicly available information; and

     different accounting, auditing and financial record-keeping standards and requirements.

    Investments in Foreign Securities, especially in emerging market countries, will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of:

     the possibility of expropriation of assets;

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     confiscatory taxation;

     difficulty in obtaining or enforcing a court judgment;

     economic, political or social instability; and

     diplomatic developments that could affect investments in those countries.

    In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as:

     growth of gross domestic product;

     rates of inflation;

     capital reinvestment;

     resources;

     self-sufficiency; and

     balance of payments position.

    In addition, certain investments in Foreign Securities also may be subject to foreign withholding taxes.

    Investing in securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments, and on repatriation of capital invested. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Typically, the Fund will not hold any Foreign Securities of emerging market issuers, and, if it does, such securities will not comprise more than 10% of the Fund's total assets.

    As a result of these potential risks, the Investment Manager may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Fund may invest in countries in which foreign investors, including the Investment Manager, have had no or limited prior experience.

INTEREST RATE RISK

    Interest rate risk is the risk that fixed-income securities such as preferred and debt securities, and to a lessor extent dividend-paying common stocks and shares such as REIT common shares, will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Fund's investment in such securities means that the net asset value and market price of common shares may tend to decline if market interest rates rise. Because investors generally look to REITs for a stream of income, the prices of REIT shares may be more sensitive to changes in interest rates than are other equity securities.

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    During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled which is generally known as call or prepayment risk. If this occurs, the Fund may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk. Market interest rates for investment grade fixed-income securities in which the Fund will invest have recently declined significantly below the recent historical average rates for such securities. This decline may have increased the risk that these rates will rise in the future (which would cause the value of the Fund's net assets to decline) and the degree to which asset values may decline in such events; however, historical interest rate levels are not necessarily predictive of future interest rate levels.

CREDIT RISK AND LOWER-RATED SECURITIES RISK

    Credit risk is the risk that a preferred or debt security in the Fund's portfolio will decline in price or fail to make dividend, interest or principal payments when due because the issuer of the security experiences a decline in its financial status. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than debt instruments. The Fund may invest up to 10% (measured at the time of purchase) of its total assets in preferred or other debt securities that are rated below investment grade. Securities rated below investment grade are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and these bonds are commonly referred to as 'junk bonds.' These securities are subject to a greater risk of default. The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Lower grade securities tend to be less liquid than investment grade securities. The market values of lower grade securities tend to be more volatile than investment grade securities. Preferred stock or debt securities will be considered to be investment grade if, at the time of investment, such security has a rating of 'BBB' or higher by S&P, 'Baa' or higher by Moody's or an equivalent rating by a nationally recognized statistical rating agency, or, if unrated, such security is determined by the Investment Manager to be of comparable quality.


    Lower-rated securities may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of lower-rated securities may be more complex than for issuers of higher quality debt securities, and our ability to achieve our investment objectives may, to the extent the Fund is invested in lower-rated securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund was investing in higher quality securities. An issuer of these securities has a currently identifiable vulnerability to default and the issuer may be in default or there may be present elements of danger with respect to principal or interest. The Fund will not invest in securities which are in default at the time of purchase.


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


    Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate if the issuer of lower-rated securities defaults, the Fund may incur additional expenses to seek recovery.


    The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of our shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.


    It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of such securities and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may adversely impact the market for lower-rated securities.


ANTI-TAKEOVER PROVISIONS



    Certain provisions of the Fund's Articles of Incorporation and By-Laws may have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the Fund's structure. These provisions may also have the effect of depriving shareholders of an opportunity to redeem their AMPS. These include provisions for staggered terms of office for Directors, super-majority voting requirements for merger, consolidation, liquidation, termination and asset sale transactions, amendments to the Articles of Incorporation and conversion to open-end status. See 'Certain Provisions of the Articles of Incorporation and By-Laws.'


MARKET DISRUPTION RISK


    The terrorist attacks in the U.S. on September 11, 2001 had a disruptive effect on the securities markets. The war in Iraq and instability in the Middle East also have resulted in recent market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the U.S. and worldwide. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the war or similar events in the future on the U.S. economy and securities markets.


                           HOW THE FUND MANAGES RISK

INVESTMENT LIMITATIONS


    The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a majority, as defined in the 1940 Act, of the outstanding Common Shares and AMPS voting together as a single class, and the approval of the holders of a majority, as defined in the 1940 Act, of the outstanding AMPS voting as a separate class. Among other restrictions, the Fund may not invest more than 25% of its managed assets in securities of issuers in any one industry except for the real estate industry. The Fund may become subject to

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guidelines that are more limiting than the investment restrictions set forth above in order to obtain and maintain ratings from S&P, Moody's or another nationally recognized rating agency on the AMPS. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund's ability to achieve its investment objectives. See 'Investment Restrictions' in the SAI for a complete list of the fundamental and non-fundamental investment policies of the Fund.


INTEREST RATE TRANSACTIONS


    In order to reduce the interest rate risk inherent in our underlying investments and capital structure, the Fund may enter into interest rate swap or cap transactions.



    The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the 'counterparty') a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the AMPS or any variable rate borrowing. The payment would be based on the notional amount of the swap. In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. If the counterparty to an interest rate swap or cap defaults, the Fund would be obligated to make the payments that it had intended to avoid. Depending on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, a default could negatively impact the Fund's ability to make dividend payments on the AMPS. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's ability to make dividend payments on the AMPS. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, resulting in a decline in the asset coverage for the AMPS. A sudden and dramatic decline in interest rates may result in a significant decline in the asset coverage. Under the terms of the AMPS, if the Fund fails to maintain the required asset coverage on the outstanding AMPS or fails to comply with other covenants, the Fund may be required to redeem some or all of these shares. The Fund may also choose to redeem some or all of the AMPS. Such redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of the swap could result in the termination payment by or to the Fund. Early termination of a cap could result in the termination payment to the Fund.



    The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily. The Fund would not enter into interest rate swap or cap transactions having a notional amount that exceeded the outstanding amount of the Fund's leverage. The Fund will monitor any interest rate swap or cap transactions with a view to ensuring that it remains in compliance with applicable tax requirements.

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                             MANAGEMENT OF THE FUND

    The business and affairs of the Fund are managed under the direction of the Board of Directors. The Directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreement with its Investment Manager, administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the Investment Manager and the Fund's administrator, subject always to the investment objectives and policies of the Fund and to the general supervision of the Directors. The names and business addresses of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under 'Management of the Fund' in the SAI.

INVESTMENT MANAGER


    Cohen & Steers Capital Management, Inc., with offices located at 757 Third Avenue, New York, New York 10017, has been retained to provide investment advice, and, in general, to conduct the management and investment program of the Fund under the overall supervision and control of the Directors of the Fund. Cohen & Steers Capital Management, Inc., a registered investment adviser, was formed in 1986 and is a leading U.S. manager of portfolios dedicated to investments primarily in REITs with approximately $9.3 billion of assets under management as of August 4, 2003, including approximately $1.4 billion in REIT and corporate preferred securities. Its current clients include pension plans, endowment funds and registered investment companies, including the Fund, Cohen & Steers Quality Income Realty Fund, Inc., Cohen & Steers Advantage Income Realty Fund, Inc., Cohen & Steers Total Return Realty Fund, Inc. and Cohen & Steers Premium Income Realty Fund, Inc., which are closed-end investment companies, and Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Realty Shares, Inc., Cohen & Steers Special Equity Fund, Inc. and Cohen & Steers Equity Income Fund, Inc., which are open-end investment companies.


INVESTMENT MANAGEMENT AGREEMENT

    Under its Investment Management Agreement with the Fund (the 'Investment Management Agreement'), the Investment Manager furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund. The Investment Manager also performs certain administrative services for the Fund and provides persons satisfactory to the directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors, officers, or employees of the Investment Manager.


    For its services under the Investment Management Agreement, the Fund pays the Investment Manager a monthly management fee computed at the annual rate of ..65% of the average daily managed assets of the Fund. Managed assets are the net asset value of the Common Shares plus the liquidation preference of any AMPS. In addition to the monthly management fee, the Fund pays all other costs and expenses of its operations, including compensation of its directors, custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any AMPS, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

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    When the Fund is utilizing leverage, the fees paid to the Investment Manager for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's managed assets, which includes the liquidation preference of any AMPS for leverage.


    The Fund's portfolio managers are:


        Martin Cohen -- Mr. Cohen is a Director, President and Treasurer of the Fund. He is Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc., the Fund's Investment Manager, and Vice President of Cohen & Steers Securities, Inc., a registered broker-dealer. Mr. Cohen is a 'controlling person' of the Investment Manager on the basis of his ownership of the Investment Manager's stock.

        Robert H. Steers -- Mr. Steers is a Director, Chairman and Secretary of the Fund. He is Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc., the Fund's Investment Manager, and President of Cohen & Steers Securities, Inc., a registered broker-dealer. Mr. Steers is a 'controlling person' of the Investment Manager on the basis of his ownership of the Investment Manager's stock.

        Greg E. Brooks -- Mr. Brooks joined Cohen & Steers Capital Management, Inc., the Fund's Investment Manager, as a Vice President in April 2000 and has been a Senior Vice President since January 2002. Prior to joining Cohen & Steers in 2000, Mr. Brooks was an investment analyst with another real estate securities investment manager. Mr. Brooks is a Chartered Financial Analyst.

        William F. Scapell -- Mr. Scapell joined Cohen & Steers Capital Management, Inc., the Fund's Investment Manager, as a Senior Vice President in February 2003. Prior to joining Cohen & Steers, Mr. Scapell was a director in the fixed income research department of Merrill Lynch & Co., Inc., where he was also its chief strategist for preferred securities. Before joining Merrill Lynch's research department, Mr. Scapell worked in Merrill Lynch Treasury with a focus on balance sheet management. Prior to working for Merrill Lynch, Mr. Scapell was employed at the Federal Reserve Bank of New York in both bank supervision and monetary policy roles.
    Mr. Scapell is a Chartered Financial Analyst.

ADMINISTRATION AND SUB-ADMINISTRATION AGREEMENT

    Under its Administration Agreement with the Fund, the Investment Manager provides certain administrative and accounting functions for the Fund, including providing administrative services necessary for the operations of the Fund and furnishing office space and facilities required for conducting the business of the Fund.

    In accordance with the Administration Agreement and with the approval of the Board of Directors of the Fund, the Fund has entered into an agreement with State Street Bank as sub-administrator under a fund accounting and administration agreement (the 'Sub-Administration Agreement'). Under the Sub-Administration Agreement, State Street Bank has assumed responsibility for certain fund administration services.


    Under the Administration Agreement, the Fund pays the Investment Manager an amount equal to on an annual basis .06% of the Fund's average daily managed assets up to $1 billion, .04% of the Fund's average daily managed assets in excess of $1 billion up to $1.5 billion and .02% of the Fund's average daily managed assets in excess of $1.5 billion. Under the Sub-Administration agreement, the Fund pays State Street Bank a monthly administration fee. The

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sub-administration fee paid by the Fund to State Street Bank is computed on the basis of the average daily managed assets (including the liquidation value of AMPS) in the Fund at an annual rate equal to .03% of the first $200 million in assets, .02% of the next $200 million, and .01% of assets in excess of $400 million, with a minimum fee of $120,000. The aggregate fee paid by the Fund and the other funds advised by the Investment Manager to State Street Bank is computed by multiplying the total number of funds by each break point in the above schedule in order to determine the aggregate break points to be used in calculating the total fee paid by the Cohen & Steers family of funds (i.e., six funds at $200 million or $1.2 billion at .04%, etc.). The Fund is then responsible for its pro rata amount of the aggregate sub-administration fee. State Street Bank also serves as the Fund's custodian and The Bank of New York has been retained to serve as the Fund's auction agent, transfer agent, dividend paying agent and registrar for the Fund's AMPS. See 'Custodian, Auction Agent, Transfer Agent, Dividend Paying Agent and Registrar.'



                              DESCRIPTION OF AMPS



    The following is a brief description of the terms of the AMPS. For the complete terms of the AMPS, please refer to the detailed description of the AMPS in the Fund's Articles Supplementary attached as Appendix B to the SAI.


GENERAL


    Under its Charter, the Fund is authorized to issue shares of preferred stock, with rights as determined by the Board of Directors, without the approval of holders of Common Shares. Each Series of AMPS will have a liquidation preference of $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). The AMPS of each series will rank on a parity with shares of any other series of AMPS, and with shares of any other series of preferred stock of the Fund, as to the payment of dividends and the distribution of assets upon liquidation. The AMPS carry one vote per share on all matters on which such shares are entitled to vote. The AMPS, when issued by the Fund and paid for pursuant to the terms of this prospectus, will be fully paid and non-assessable and will have no preemptive, exchange or conversion rights. Any AMPS repurchased or redeemed by the Fund will be classified as authorized and unissued AMPS. The Board of Directors may by resolution classify or reclassify any authorized and unissued AMPS from time to time by setting or changing the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares. The AMPS will not be subject to any sinking fund, but will be subject to mandatory redemption under certain circumstances described below.


DIVIDENDS AND RATE PERIODS


    General. The following is a general description of dividends and rate periods for the AMPS. The initial rate period for the Series M7 AMPS will be
    days and the dividend rate for this period will be    %. The initial rate
period for the Series T7 AMPS will be     days and the dividend rate for this
period will be   %. The initial rate period for the Series W7 AMPS will be
days and the dividend rate for this period will be   %. The initial rate period
for the Series TH7 AMPS will be     days and the dividend rate for this period
will be   %. The initial rate period for the Series F7 AMPS will be     days and
the dividend rate for this period will be   %. The initial rate period for the
Series W28A AMPS will be   days and the dividend rate for this period will be
   %. The initial rate period for the Series W28B AMPS will be
days and the dividend rate for this period will be   %. The initial rate period
for the Series W28C AMPS will be   days and the dividend rate for this period
will be    %. Subsequent rate periods will be seven days for the Series M7 AMPS,
Series T7 AMPS, Series W7 AMPS, Series TH7 AMPS and Series F7 AMPS, and 28 days in the case of Series W28A AMPS, Series W28B AMPS and Series W28C AMPS, and the dividend rate will be determined by auction. The Fund, subject to certain conditions, may change the length of subsequent rate periods by designating them as special rate periods. See 'Designation of Special Rate Periods' below.



    Dividend Payment Dates. Dividends on AMPS will be payable, when, as and if declared by the Board, out of legally available funds in accordance with the Fund's Charter and applicable law. Dividend periods generally will begin on the first business day after an auction. If dividends are payable on a day that is not a business day, then dividends will generally be payable on the next day if such day is a business day, or as otherwise specified in the Articles Supplementary.



    If a dividend payment date is not a business day because the NYSE is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date can not be paid for any such reason, then:



     the dividend payment date for the affected dividend period will be the next business day on which the Fund and its paying agent, if any, are able to cause the dividend to by paid using their reasonable best efforts;



     the affected dividend period will end on the day it would have ended had such event not occurred and the dividend payment date had remained the scheduled date; and



     the next dividend period will begin and end on the dates on which it would have begun and ended had such event not occurred and the dividend payment date remained the scheduled date.



    Dividends will be paid through DTC on each dividend payment date. The dividend payment date will normally be the first business day after the dividend period ends. DTC, in accordance with its current procedures, is expected to distribute dividends received from the auction agent in same-day funds on each dividend payment date to agent members (members of DTC that will act on behalf of existing or potential holders of AMPS). These agent members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. However, each of the current Broker-Dealers has indicated to the Fund that dividend payments will be available in same-day funds on each dividend payment date to customers that use a Broker-Dealer or a Broker-Dealer's designee as agent member.



    Calculation of Dividend Payment. The Fund computes the dividends per share payable on shares of AMPS by multiplying the applicable rate in effect by a fraction. The numerator of this fraction will normally be the number of days in the rate period and the denominator will normally be 360. This rate is then multiplied by $25,000 to arrive at the dividends per share.



    Dividends on AMPS will accumulate from the date of their original issue,
which is           , 2003. For each dividend payment period after the initial rate period, the dividend will be the dividend rate determined at auction. The dividend rate that results from an auction will not be greater than the maximum rate described below.

    The maximum applicable rate for any regular period will be the higher of (as set forth in the table below) the applicable percentage of the reference rate or the applicable spread plus the reference rate. The reference rate is the applicable LIBOR Rate (for a dividend period or a special dividend period of fewer than 365 days), or the applicable Treasury Index Rate (for a special dividend period of 365 days or more). In the case of a special rate period, the maximum applicable rate will be specified by the Fund in the notice of the special rate period for such dividend payment period. The applicable percentage or applicable spread is determined on the day that a notice of a special rate period is delivered if the notice specifies a maximum applicable rate for a special rate period. The applicable percentage or applicable spread will be determined based on the lower of the credit rating or ratings assigned to the AMPS by Moody's and S&P. If Moody's or S&P or both shall not make such rating available, the rate shall be determined by reference to equivalent ratings issued by a substitute rating agency.



   CREDIT RATINGS FOR PREFERRED SHARES         APPLICABLE
------------------------------------------    PERCENTAGE OF
                                                REFERENCE      APPLICABLE
      MOODY'S                 S&P                 RATE:         SPREAD:
-------------------   --------------------   ---------------   ----------
        Aaa                   AAA                 125%          125 bps
    Aa3 to Aa1            AA - to AA+             150%          150 bps
     A3 to A1              A - to A+              200%          200 bps
   Baa3 to Baa1          BBB - to BBB+            250%          250 bps
   Ba1 and below         BB+ and below            300%          300 bps



    Assuming the Fund maintains an Aaa/AAA rating on the AMPS, the practical effect of the different methods used to calculate the Maximum Applicable Rate is shown in the table below:



                       MAXIMUM                MAXIMUM            METHOD USED
                   APPLICABLE RATE        APPLICABLE RATE       TO DETERMINE
                 USING THE APPLICABLE   USING THE APPLICABLE     THE MAXIMUM
REFERENCE RATE        PERCENTAGE               SPREAD          APPLICABLE RATE
--------------   --------------------   --------------------   ---------------
     1%                 1.25%                  2.25%               Spread
     2%                 2.50%                  3.25%               Spread
     3%                 3.75%                  4.25%               Spread
     4%                 5.00%                  5.25%               Spread
     5%                 6.25%                  6.25%               Either
     6%                 7.50%                  7.25%             Percentage


    Prior to each dividend payment date, the Fund is required to deposit with the auction agent sufficient funds for the payment of declared dividends. The failure to make such deposit will not result in the cancellation of any auction. The Fund does not intend to establish any reserves for the payment of dividends.


    Restriction on Dividends and Other Distributions. While any of the AMPS are outstanding, the Fund generally may not declare, pay or set apart for payment, any dividend or other distribution in respect of its Common Shares (other than in additional shares of common stock or rights to purchase common stock) or repurchase any of its Common Shares (except by conversion into or exchange for shares of the Fund ranking junior to the AMPS as to the payment of dividends and the distribution of assets upon liquidation) unless each of the following conditions have been satisfied:



     In the case of the Moody's coverage requirements, immediately after such transaction, the aggregate Moody's Coverage Value (i.e., the aggregate value of the Fund's portfolio discounted according to Moody's criteria) would be equal to or greater than the Preferred Shares Basic Maintenance Amount (i.e., the amount necessary to pay all outstanding obligations of the Fund with respect to the AMPS, any preferred stock outstanding, expenses for the next 90 days and any other liabilities of the Fund) (see 'Rating Agency Guidelines' below);


     In the case of S&P's coverage requirements, immediately after such transaction, the Aggregate S&P value (i.e., the aggregate value of the Fund's portfolio discounted according to S&P criteria) would be equal to or greater than the Preferred Shares Basic Maintenance Amount.

     Immediately after such transaction, the 1940 Act Preferred Shares Asset Coverage (as defined in this prospectus under 'Rating Agency Guidelines' below) is met;


     Full cumulative dividends on the AMPS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the auction agent; and



     The Fund has redeemed the full number of AMPS required to be redeemed by any provision for mandatory redemption contained in the Articles Supplementary.



    The Fund generally will not declare, pay or set apart for payment any dividend on any shares of the Fund ranking as to the payment of dividends on a parity with AMPS unless the Fund has declared and paid or contemporaneously declares and pays full cumulative dividends on the AMPS through its most recent dividend payment date. However, when the Fund has not paid dividends in full on the AMPS through the most recent dividend payment date or upon any shares of the Fund ranking, as to the payment of dividends, on a parity with AMPS through their most recent respective dividend payment dates, the amount of dividends declared per share on AMPS and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on the AMPS and such other class or series of shares bear to each other.



    Designation of Special Rate Periods. The Fund may, in certain situations, declare a special rate period. Prior to declaring a special rate period, the Fund will give notice (a 'notice of special rate period') to the auction agent and to each Broker-Dealer. The notice will state that the next succeeding rate period for the AMPS will be a number of days as specified in such notice. The Fund may not designate a special rate period unless sufficient clearing bids were made in the most recent auction. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full or deposited with the auction agent. The Fund also must have received confirmation from Moody's and S&P or any substitute rating agency that the proposed special rate period will not adversely affect such agency's then-current rating on the AMPS and the lead Broker-Dealer designated by the Fund, initially Merrill Lynch, Pierce, Fenner & Smith Incorporated, must not have objected to declaration of a special rate period. A notice of special rate period also will specify whether the shares of AMPS will be subject to optional redemption during such special rate period and, if so, the redemption, premium, if any, required to be paid by the Fund in connection with such optional redemption.

VOTING RIGHTS


    Except as noted below, the Fund's Common Shares and AMPS have equal voting rights of one vote per share and vote together as a single class. In elections of directors, the holders of AMPS, as a separate class, vote to elect two directors, and the holders of the Common Shares and holders of AMPS vote together as a single class to elect the remaining directors. In addition, during any period ('Voting Period') in which the Fund has not paid dividends on the AMPS in an amount equal to two full years dividends, the holders of AMPS, voting as a single class, are entitled to elect (in addition to the two directors set forth above) the smallest number of additional directors as is necessary to ensure that a majority of the directors has been elected by the holders of AMPS. The holders of AMPS will continue to have these rights until all dividends in arrears have been paid or otherwise provided for.



    In an instance when the Fund has not paid dividends as set forth in the immediately preceding paragraph, the terms of office of all persons who are directors of the Fund at the time of the commencement of a Voting Period will continue, notwithstanding the election by the holders of the AMPS of the number of directors that such holders are entitled to elect. The persons elected by the holders of the AMPS, together with the incumbent directors, will constitute the duly elected directors of the Fund. When all dividends in arrears on the AMPS have been paid or provided for, the terms of office of the additional directors elected by the holders of the AMPS will terminate.



    So long as any of the AMPS are outstanding, the Fund will not, without the affirmative vote of the holders of a majority of the outstanding AMPS,
(i) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Fund or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action; (ii) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Fund's assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the AMPS, (D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (iii) below and (E) liens to secure payment for services rendered including, without limitation, services rendered by the Fund's Paying Agent and the auction agent or (iii) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money, except the Fund may borrow as may be permitted by the Fund's investment restrictions; provided, however, that transfers of assets by the Fund subject to an obligation to repurchase will not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Fund has eligible assets with an aggregate discounted value at least equal to the AMPS Basic Maintenance Amount as of the immediately preceding valuation date.



    In addition, the affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding AMPS shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders of the Fund under
Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's investment restrictions described under 'Investment Restrictions' in the SAI and changes in the Fund's subclassification as a closed-end investment company.



    The affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding AMPS of any series, voting separately from any other series, will be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of that series in a manner different from that of other series or classes of the Fund's shares of capital stock. For purposes of the foregoing, no matter will be deemed to adversely affect any right, preference or power unless such matter (i) alters or abolishes any preferential right of such series; (ii) creates, alters or abolishes any right in respect of redemption of such series or (iii) creates or alters (other than to abolish) any restriction on transfer applicable to such series. The vote of holders of any series described in this paragraph will in each case be in addition to a separate vote of the requisite percentage of Common Shares and/or preferred stock necessary to authorize the action in question.



    The Common Shares and the AMPS also will vote separately to the extent otherwise required under Maryland law or the 1940 Act as in effect from time to time. The class votes of holders of AMPS described above will in each case be in addition to any separate vote of the requisite percentage of Common Shares and AMPS, voting together as a single class, necessary to authorize the action in question.



    For purpose of any right of the holders of AMPS to vote on any matter, whether the right is created by the Charter, by statute or otherwise, a holder of AMPS is not entitled to vote and the AMPS will not be deemed to be outstanding for the purpose of voting or determining the number of AMPS required to constitute a quorum, if prior to or concurrently with a determination of the AMPS entitled to vote or of AMPS deemed outstanding for quorum purposes, as the case may be, a notice of redemption was given in respect of those AMPS and sufficient Deposit Securities (as defined in the SAI) for the redemption of those AMPS were deposited.


RATING AGENCY GUIDELINES


    The Fund is required under S&P and Moody's guidelines to maintain assets having in the aggregate a discounted value at least equal to the Preferred Shares Basic Maintenance Amount (as defined below). S&P and Moody's have each established separate guidelines for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by the rating agency). The S&P and Moody's guidelines also impose certain diversification requirements on the Fund's overall portfolio. The 'Preferred Shares Basic Maintenance Amount' includes the sum of (i) the aggregate liquidation preference of the AMPS then outstanding, (ii) the total principal of any senior debt (plus accrued and projected dividends), (iii) certain Fund expenses and (iv) certain other current liabilities.

    The Fund also is required under rating agency guidelines to maintain, with respect to the AMPS, as of the last business day of each month in which AMPS are outstanding, asset coverage of at least 200% with respect to senior securities that are shares of the Fund, including the AMPS (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities that are shares of a closed-end investment company as a condition of declaring dividends on its Common Shares) ('1940 Act Preferred Shares Asset Coverage'). S&P and Moody's have agreed that the auditors must certify once per year the asset coverage test on a date randomly selected by the auditor. Based on the Fund's assets and liabilities as of August 5, 2003 and assuming the issuance of all AMPS offered hereby and the use of the proceeds as intended, the 1940 Act Preferred Shares Asset Coverage with respect to AMPS would be computed as follows:



    Value of Fund assets less liabilities
       not constituting senior securities            $1,758,238,896
   ----------------------------------------     =    --------------     =  284%
 Senior securities representing indebtedness         $  620,000,000
      plus liquidation value of the AMPS



    If the Fund does not timely cure a failure to maintain (1) a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or
(2) the 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the AMPS, the Fund will be required to redeem AMPS as described below under ' -- Redemption.'



    The Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by S&P or Moody's. Failure to adopt any such modifications, however, may result in a change or a withdrawal of the ratings altogether. In addition, any rating agency providing a rating for the AMPS may, at any time, change or withdraw any such rating. The Board of Directors may, without shareholder approval, amend, alter, add to or repeal any or all of the definitions and related provisions that have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives written confirmation from S&P or Moody's, or both, as appropriate, that any such change would not impair the ratings then assigned by S&P and Moody's to the AMPS.



    The Board of Directors may amend the definition of the Maximum Rate to increase the percentage amount by which the Reference Rate is multiplied, or the percentage spread added to the Reference Rate, to determine the Maximum Rate without the vote or consent of the holders of AMPS, including each series of AMPS, or any other stockholder of the Corporation, but only with confirmation from each rating agency, and after consultation with the broker-dealers, provided that immediately following any such increase the Fund could meet the Preferred Shares Basic Maintenance Amount Test.



    As described by S&P and Moody's, the AMPS rating is an assessment of the capacity and willingness of the Fund to pay AMPS' obligations. The ratings on the AMPS are not recommendations to purchase, hold or sell the AMPS, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines also do not address the likelihood that an owner of the AMPS will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to S&P and Moody's by the Fund and the Investment Manager and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.



    The rating agency guidelines will apply to the AMPS only so long as such rating agency is rating these shares. The Fund will pay fees to S&P and Moody's for rating the AMPS.


REDEMPTION


    Mandatory Redemption. If the Fund does not timely cure a failure to
(1) maintain a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount, (2) maintain the 1940 Act Preferred Shares Asset Coverage or (3) file a required certificate related to asset coverage on time, the AMPS will be subject to mandatory redemption out of funds legally available therefor in accordance with the Articles Supplementary and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption. Any such redemption will be limited to the number of AMPS necessary to restore the required discounted value or the 1940 Act Preferred Shares Asset Coverage, as the case may be.



    In determining the number of AMPS required to be redeemed in accordance with the foregoing, the Fund will allocate the number of shares required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among the AMPS of the Fund and any other preferred stock of the Fund, subject to redemption or retirement. If fewer than all outstanding shares of any series are, as a result, to be redeemed, the Fund may redeem such shares by lot or other method that it deems fair and equitable.



    Optional Redemption. To the extent permitted under the 1940 Act and Maryland law, the Fund at its option may, without the consent of the holders of AMPS, redeem AMPS having a dividend period of one year or less, in whole or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior notice. The optional redemption price per share will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. AMPS having a dividend period of more than one year are redeemable at the option of the Fund, in whole or in part, prior to the end of the relevant dividend period, subject to any specific redemption provisions, which may include the payment of redemption premiums to the extent required under any applicable specific redemption provisions. The Fund will not make any optional redemption unless, after giving effect thereto,
(i) the Fund has available certain deposit securities with maturities or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of the AMPS by reason of the redemption of the AMPS on such date fixed for the redemption and (ii) the Fund has eligible assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount.



    Notwithstanding the foregoing, AMPS may not be redeemed at the option of the Fund unless all dividends in arrears on the outstanding AMPS, and any other outstanding AMPS, have been or are being contemporaneously paid or set aside for payment. This would not prevent the lawful purchase or exchange offer for AMPS made on the same terms to holders of all outstanding preferred shares.

LIQUIDATION


    Subject to the rights of holders of any series or class or classes of shares ranking on a parity with AMPS with respect to the distribution of assets upon liquidation of the Fund, upon a liquidation of the Fund, whether voluntary or involuntary, the holders of AMPS then outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its stockholders, before any payment or distribution is made on the Common Shares, an amount equal to the liquidation preference with respect to such shares ($25,000 per share), plus an amount equal to all dividends thereon (whether or not earned or declared by the Fund, but excluding the interest thereon) accumulated but unpaid to and including the date of final distribution in same-day funds in connection with the liquidation of the Fund. After the payment to the holders of AMPS of the full preferential amounts provided for as described herein, the holders of AMPS as such will have no right or claim to any of the remaining assets of the Fund.


    Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any other entity nor the merger or consolidation of any other entity into or with the Fund, will be a liquidation, whether voluntary or involuntary, for the purposes of the foregoing paragraph.

                                  THE AUCTION

GENERAL


    The Articles Supplementary provide that, except as otherwise described in this prospectus, the applicable rate for the AMPS for each rate period after the initial rate period will be the rate that results from an auction conducted as set forth in the Articles Supplementary and summarized below. In such an auction, persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell AMPS. See the Articles Supplementary for a more complete description of the auction process.



    Auction Agency Agreement. The Fund will enter into an auction agency agreement with the auction agent (initially, The Bank of New York) which provides, among other things, that the auction agent will follow the auction procedures to determine the applicable rate for AMPS, so long as the applicable rate for AMPS is to be based on the results of an auction.


    The auction agent may terminate the auction agency agreement upon notice to the Fund no earlier than 60 days after the delivery of such notice. If the auction agent should resign, the Fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Fund may remove the auction agent provided that, prior to such removal, the Fund has entered into such an agreement with a successor auction agent.


    Broker-Dealer Agreements. Each auction requires the participation of one or more Broker-Dealers. The auction agent will enter into agreements with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in auctions for AMPS.



    The auction agent will pay to each Broker-Dealer after each auction from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% of the liquidation preference ($25,000 per share) of the AMPS held by a Broker-Dealer's customer upon settlement in an auction.

AUCTION PROCEDURES


    Prior to the submission deadline on each auction date for the AMPS, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the auction agent) as a beneficial owner of AMPS may submit the following types of orders with respect to AMPS to that Broker-Dealer:



    1. Hold Order -- indicating its desire to hold AMPS without regard to the applicable rate for the next rate period.



    2. Bid -- indicating its desire to purchase or hold the indicated number of AMPS at $25,000 per share if the applicable rate for shares of such series for the next rate period is not less than the rate or spread specified in the bid and which shall be deemed an irrevocable offer to sell AMPS at $25,000 per share if the applicable rate for shares of such series for the next rate period is less than the rate or spread specified in the bid.



    3. Sell Order -- indicating its desire to sell AMPS at $25,000 per share without regard to the applicable rate for shares of such series for the next rate period.



    A beneficial owner of AMPS may submit different types of orders to its Broker-Dealer with respect to AMPS then held by the beneficial owner. A beneficial owner that submits a bid to its Broker-Dealer having a rate higher than the maximum applicable rate on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A beneficial owner that fails to submit an order to its Broker-Dealer will ordinarily be deemed to have submitted a hold order to its Broker-Dealer. However, if a beneficial owner fails to submit an order for some or all of its shares to its Broker-Dealer for an auction relating to a rate period of more than 91 days, such beneficial owner will be deemed to have submitted a sell order for such shares to its Broker-Dealer. A sell order constitutes an irrevocable offer to sell the AMPS subject to the sell order. A beneficial owner that offers to become the beneficial owner of additional AMPS is, for the purposes of such offer, a potential holder as discussed below.



    A potential holder is either a customer of a Broker-Dealer that is not a beneficial owner of AMPS but that wishes to purchase AMPS or a beneficial owner that wishes to purchase additional AMPS. A potential holder may submit bids to its Broker-Dealer in which it offers to purchase AMPS at $25,000 per share if the applicable rate for the next rate period is not less than the rate specified in such bid. A bid placed by a potential holder specifying a rate higher than the maximum applicable rate on the auction date will not be accepted.



    The Broker-Dealers in turn will submit the orders of their respective customers who are beneficial owners and potential holders to the auction agent. However, neither the Fund nor the auction agent will be responsible for a Broker-Dealer's failure to comply with these procedures. Any order placed with the auction agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a Broker-Dealer by a beneficial owner or potential holder. Similarly, any failure by a Broker-Dealer to submit to the auction agent an order for any AMPS held by it or customers who are beneficial owners will be treated as a beneficial owner's failure to submit to its Broker-Dealer an order in respect of AMPS held by it. A Broker-Dealer may also submit orders to the auction agent for its own account as an existing holder or potential holder, provided it is not an affiliate of the Fund.



    There are sufficient clearing bids in an auction if the number of shares subject to bids submitted or deemed submitted to the auction agent by Broker-Dealers for potential holders with rates or spreads equal to or lower than the maximum applicable rate is at least equal to the number of AMPS subject to sell orders submitted or deemed submitted to the auction agent by Broker-Dealers for existing holders. If there are sufficient clearing bids, the applicable rate for AMPS for the next succeeding rate period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of existing holders and potential holders, would result in existing holders and potential holders owning the AMPS available for purchase in the auction.



    If there are not sufficient clearing bids, the applicable rate for the next rate period will be the maximum rate on the auction date. However, if the Fund has declared a special rate period and there not sufficient clearing bids, the applicable rate for the next rate period will be the same as during the current rate period. If there are not sufficient clearing bids, beneficial owners of AMPS that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all shares subject to such sell orders. If all of the outstanding AMPS are the subject of submitted hold orders, then the rate period following the auction will automatically be the same length as the preceding rate period and the applicable rate for the next rate period will be 90% of the reference rate.



    The auction procedures include a pro rata allocation of shares for purchase and sale, which may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of AMPS that is different than the number of shares specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.


    Settlement of purchases and sales will be made on the next business day (which is also a dividend payment date) after the auction date through DTC. Purchasers will make payment through their agent members in same-day funds to DTC against delivery to their respective agent members. DTC will make payment to the sellers' agent members in accordance with DTC's normal procedures, which now provide for payment against delivery by their agent members in same-day funds.


    The auctions for AMPS will normally be held every seven days for the Series M7 AMPS, Series T7 AMPS, Series W7 AMPS, Series TH7 AMPS and Series F7 AMPS, and every 28 days in the case of Series W28A AMPS, Series W28B AMPS and Series W28C AMPS, and each subsequent rate period will normally begin on the following business day.



    The first auction for Series M7 AMPS will be held on           , 2003, the
business day preceding the dividend payment date for the initial dividend period. Thereafter, except during special rate periods, auctions for Series M7 AMPS normally will be held every Monday, and each subsequent dividend period for Series M7 AMPS normally will begin on the following Tuesday.



    The first auction for Series T7 AMPS will be held on         , 2003, the
business day preceding the dividend payment date for the initial dividend period. Thereafter, except during special rate periods, auctions for Series T7 AMPS normally will be held every Tuesday, and each subsequent dividend period for Series T7 AMPS normally will begin on the following Wednesday.



    The first auction for Series W7 AMPS will be held on         , 2003, the
business day preceding the dividend payment date for the initial dividend period. Thereafter, except during special rate periods, auctions for Series W7 AMPS normally will be held every Wednesday, and each subsequent dividend period for Series W7 AMPS normally will begin on the following Thursday.



    The first auction for Series TH7 AMPS will be held on         , 2003, the
business day preceding the dividend payment date for the initial dividend period. Thereafter, except during special rate periods, auctions for Series TH7 AMPS normally will be held every Thursday, and each subsequent dividend period for Series TH7 AMPS normally will begin on the following Friday.



    The first auction for Series F7 AMPS will be held on         , 2003, the
business day preceding the dividend payment date for the initial dividend period. Thereafter, except during special rate periods, auctions for Series F7 AMPS normally will be held every Friday, and each subsequent dividend period for Series F7 AMPS normally will begin on the following Monday.



    The first auction for Series W28A AMPS will be held on             , 2003,
the business day preceding the dividend payment date for the initial dividend period. Thereafter, except during special rate periods, auctions for Series W28A AMPS normally will be held every 28 days, and each subsequent dividend period for Series W28A AMPS normally will begin on the following business day.



    The first auction for Series W28B AMPS will be held on             , 2003,
the business day preceding the dividend payment date for the initial dividend period. Thereafter, except during special rate periods, auctions for Series W28B AMPS normally will be held every 28 days, and each subsequent dividend period for Series W28B AMPS normally will begin on the following business day.



    The first auction for Series W28C AMPS will be held on             , 2003,
the business day preceding the dividend payment date for the initial dividend period. Thereafter, except during special rate periods, auctions for Series W28C AMPS normally will be held every 28 days, and each subsequent dividend period for Series W28C AMPS normally will begin on the following business day.



    If a dividend payment date is not a business day because the NYSE is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date can not be paid for any such reason, then:



     the dividend payment date for the affected dividend period will be the next business day on which the Fund and its paying agent, if any, are able to cause the dividend to by paid using their reasonable best efforts;



     the affected dividend period will end on the day it would have ended had such event not occurred and the dividend payment date had remained the scheduled date; and



     the next dividend period will begin and end on the dates on which it would have begun and ended had such event not occurred and the dividend payment date remained the scheduled date.



    The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding AMPS of any series, and three current holders. The three current holders and three potential holders submit orders through Broker-Dealers at the auction:

Current Holder A......  Owns 500 shares, wants to sell  Bid order of 4.1% rate for all all 500 shares if auction rate  500 Shares
                        is less than 4.1%
Current Holder B......  Owns 300 shares, wants to hold  Hold order -- will take the auction rate
Current Holder C......  Owns 200 shares, wants to sell  Bid order of 3.9% rate for all
                        all 200 shares                  200 shares if auction rate is
                                                        less than 3.9%
Potential Holder D....  Wants to buy 200 shares         Places order to buy at or
                                                        above 4.0%
Potential Holder E....  Wants to buy 300 shares         Places order to buy at or
                                                        above 3.9%
Potential Holder F....  Wants to buy 200 shares         Places order to buy at or
                                                        above 4.1%


    The lowest dividend rate that will result in all 1,000 AMPS continuing to be held is 4.0% (the offer by D). Therefore, the dividend rate will be 4.0%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A's dividend rate bid was higher than the dividend rate. Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.



SECONDARY MARKET TRADING AND TRANSFER OF AMPS



    The underwriters are not required to make a market in the AMPS. The Broker-Dealers (including the underwriters) may maintain a secondary trading market for outside of auctions, but they are not required to do so. There can be no assurance that a secondary trading market for AMPS will develop or, if it does develop, that it will provide owners with liquidity of investment. AMPS will not be registered on any stock exchange or on the NASDAQ market. Investors who purchase AMPS in an auction for a special rate period should note that because the dividend rate on such shares will be fixed for the length of that dividend period, the value of such shares may fluctuate in response to the changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction thereof, depending on market conditions.



    You may sell, transfer, or otherwise dispose of AMPS only in whole shares and only pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures;

     to a Broker-Dealer; or


     to such other persons as may be permitted by the Fund; provided, however, that (i) if you hold your AMPS in the name of a Broker-Dealer, a sale or transfer of your AMPS to that Broker-Dealer, or to another customer of that Broker-Dealer, will not be considered a sale or transfer for purposes of the foregoing if that Broker-Dealer remains the existing holder of the AMPS immediately after the transaction and (ii) in the case of all transfers, other than through an auction, the Broker-Dealer (or other person, if the Fund permits) receiving the transfer will advise the auction agent of the transfer.


    Further description of the auction procedures can be found in the Articles Supplementary.

                          DESCRIPTION OF COMMON SHARES


    The Fund is authorized to issue 99,975,200 Common Shares, par value $.001 per share. All Common Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common Shares are fully paid and non-assessable when issued and have no preemptive, conversion, exchange, redemption or cumulative voting rights. Holders of Common Shares are entitled to one vote per share. Whenever AMPS are outstanding, holders of Common Shares will not be entitled to receive any distributions from the Fund unless all accrued dividends on AMPS have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to AMPS would be at least 200% after giving effect to the distributions. Under the rules of the NYSE applicable to listed companies, the Fund is required to hold an annual meeting of stockholders each year.


                 CERTAIN PROVISIONS OF THE CHARTER AND BY-LAWS

    The Fund has provisions in its Charter and By-Laws ('By-Laws') that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. Commencing with the first annual meeting of stockholders, the Board of Directors will be divided into three classes, having initial terms of one, two and three years, respectively. At the annual meeting of stockholders in each year thereafter, the term of one class will expire and directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors. A director may be removed from office only for cause and only by a vote of the holders of at least 75% of the outstanding shares of the Fund entitled to vote on the matter.


    The affirmative vote of at least 75% of the entire Board of Directors is required to authorize the conversion of the Fund from a closed-end to an open-end investment company. Such conversion also requires the affirmative vote of the holders of at least 75% of Common Shares and AMPS outstanding at the time, voting as a single class, unless it is approved by a vote of at least 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the votes entitled to be cast thereon by the stockholders of the Fund. A 'Continuing Director' is any member of the Board of Directors of the Fund who (i) is not a person or affiliate of a person who enters or proposes to enter into a Business Combination (as defined below) with the Fund (an 'Interested Party') and (ii) who has been a member of the Board of Directors of the Fund for a period of at least 12 months, or has been a member of the Board of Directors since the Fund's initial public offering of Common Shares, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Fund. The affirmative vote of at least 75% of the entire Board of Directors and at least 75% of the holders of Common Shares and AMPS outstanding at the time, voting as a single class, will be required to amend the Charter to change any of the provisions in this paragraph and the preceding paragraph.



    The affirmative votes of at least 75% of the entire Board of Directors and the holders of at least (i) 80% of Common Shares and AMPS outstanding at the time, voting as a single class, and (ii) in the case of a Business Combination (as defined below), 66 2/3% of the Common Shares and AMPS outstanding at the time, voting as a single class, other than votes held by an Interested

Party who is (or whose affiliate is) a party to a Business Combination (as defined below) or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:


        (i) merger, consolidation or statutory share exchange of the Fund with or into any other entity;

        (ii) issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding issuances or transfers of debt securities of the Fund, sales of securities of the Fund in connection with a public offering, issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and portfolio transactions effected by the Fund in the ordinary course of business;

        (iii) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business (transactions within clauses (i), (ii) and (iii) above being known individually as a 'Business Combination');

        (iv) any voluntary liquidation or dissolution of the Fund or an amendment to the Fund's Charter to terminate the Fund's existence; or

        (v) any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets as to which shareholder approval is required under federal or Maryland law.

    However, the shareholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in (v) above) if they are approved by a vote of at least 75% of the Continuing Directors. In that case, if Maryland law requires shareholder approval, the affirmative vote of a majority of votes entitled to be cast thereon shall be required and if Maryland law does not require shareholder approval, no shareholder approval will be required. The Fund's By-Laws contain provisions the effect of which is to prevent matters, including nominations of directors, from being considered at a shareholders' meeting where the Fund has not received notice of the matters generally at least 90 but no more than 120 days prior to the first anniversary of the preceding year's annual meeting.


    These provisions are in addition to any special voting rights granted to the holders of the AMPS in the Charter. See 'Description of AMPS -- Voting Rights.' The Board of Directors has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interest of the Fund's shareholders generally.



    Reference is made to the Charter and By-Laws of the Fund, on file with the Securities and Exchange Commission, for the full text of these provisions. These provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. In the opinion of the Investment Manager, however, these provisions offer several possible advantages. They may require persons seeking control of a Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund's ability to pursue long-term strategies that are consistent with its investment objectives.


                          CONVERSION TO OPEN-END FUND


    The Fund is a closed-end investment company and it may be converted to an open-end investment company at any time by a vote of the outstanding shares. See 'Description of AMPS -- Voting Rights' and 'Certain Provisions of the Charter and By-Laws' for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company. If the Fund converted to an open-end investment company, it would be required to redeem all AMPS then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares would no longer be listed on the NYSE. Conversion to open-end status could also require the Fund to modify certain investment restrictions and policies. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Directors may at any time propose conversion of the Fund to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing. The Board of Directors believes, however, that the closed-end structure is desirable in light of the Fund's investment objectives and policies and it is currently not likely that the Board of Directors would vote to convert the Fund to an open-end fund.



                          REPURCHASE OF COMMON SHARES



    Common shares of closed-end investment companies often trade at a discount to net asset value, and the Fund's Common Shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Fund's Common Shares will be determined by such factors as relative demand for and supply of the Common Shares in the market, the Fund's net asset value, general market and economic conditions and other factors beyond the control of the Fund. Although Common Shareholders will not have the right to redeem the Common Shares, the Fund may take action to repurchase Common Shares in the open market or make tender offers for its Common Shares at net asset value.



    The acquisition of Common Shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund's expense ratio and may adversely affect the ability of the Fund to achieve its investment objectives. To the extent the Fund may need to liquidate investments to fund repurchases of Common Shares, this may result in portfolio turnover which will result in additional expenses being borne by the Fund. The Board of Directors currently considers the following factors to be relevant to a potential decision to repurchase Common Shares: the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action on the Fund or its shareholders and market considerations. Any share repurchases or tender offers will be made in accordance with the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. See 'U.S. Federal Taxation' for a description of the potential tax consequences of a repurchase of Common Shares.


                             U.S. FEDERAL TAXATION

    The following discussion offers only a brief outline of the U.S. federal income tax consequences of investing in the Fund and is based on the U.S. federal tax laws in effect on the date hereof. Such tax laws are subject to change by legislative, judicial or administrative action, possibly with retroactive effect. Investors should consult their own tax advisers for more detailed information and for information regarding the impact of state, local and foreign taxes on an investment in the Fund.

U.S. FEDERAL INCOME TAX TREATMENT OF THE FUND

    The Fund intends to elect to be treated as, and to qualify annually as, a regulated investment company (a 'RIC') under Subchapter M of the Code. To qualify, the Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived from its business of investing in stock, securities or foreign currencies (the 'Income Requirement'); and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of its total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

    For each taxable year that the Fund otherwise qualifies as a RIC, it will not be subject to U.S. federal income tax on that part of its investment company taxable income (as that term is defined in the Code, but determined without regard to any deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders, if it distributes at least 90% of the sum of its investment company taxable income and any net tax-exempt interest income for that year (the 'Distribution Requirement'). The Fund intends to make sufficient distributions of its investment company taxable income each taxable year to meet the Distribution Requirement. If the Fund failed to qualify for treatment as a RIC for any taxable year or failed to satisfy the Distribution Requirement in any taxable year, (a) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders, and (b) its shareholders would treat any such distributions, including distributions of net capital gain, as dividends (that is, ordinary income) to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally would be eligible
(i) for the DRD available to corporate shareholders and (ii) for treatment as qualified dividend income in the case of individual shareholders.

    The Fund also currently intends to distribute all realized net capital gain annually. If, however, the Board of Directors determines for any taxable year to retain all or a portion of the Fund's net capital gain, that decision will not affect the Fund's ability to qualify for treatment as a RIC, but will subject the Fund to a tax of 35% of the amount retained. In that event, the Fund expects to designate the retained amount as undistributed capital gains in a notice to its shareholders, who (i) will be required to include their proportionate shares of the undistributed amount in their gross income as long-term capital gain, and
(ii) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund against their U.S. federal income tax liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a Fund shareholder will be increased by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's gross income.

    The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of the sum of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For this and other purposes, a distribution will be treated as paid by the Fund and received by the shareholders on December 31 if it is declared by the Fund in October, November or December of such year, made payable to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Any such distribution thus will be taxable to shareholders whose taxable year is the calendar year in the year the distribution is declared, rather than the year in which the distribution is received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.


U.S. FEDERAL INCOME TAX TREATMENT OF HOLDERS OF AMPS



    Based in part on the lack of any present intention on the part of the Fund to redeem or purchase the AMPS at any time in the future, the Fund believes that under present law the AMPS will constitute stock of the Fund and distributions with respect to the AMPS (other than distributions in redemption of the AMPS that are treated as exchanges of stock under Section 302(b) of the Code) thus will constitute dividends to the extent of the Fund's current or accumulated earnings and profits as calculated for U.S. federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders (other than distributions of qualified dividend income and capital gain dividends, as described below). If a portion of the Fund's income consists of qualifying dividends paid by U.S. corporations (other than REITs), a portion of the dividends paid by the Fund to corporate shareholders, if properly designated, may qualify for the DRD. In addition, for taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met. The Fund does not expect a significant portion of Fund distributions to be eligible for the DRD or derived from qualified dividend income. The foregoing discussion relies in part on a published ruling of the IRS stating that certain preferred stock similar in many material respects to the AMPS represents equity. It is possible, however, that the IRS might take a contrary position asserting, for example, that the AMPS constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions above would not apply. Instead, distributions by the Fund to holders of AMPS would constitute interest, whether or not such distributions exceeded the earnings and profits of the

Fund, would be included in full in the income of the recipient and would be taxed as ordinary income.



    Dividends paid out of the Fund's current or accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable to stockholders as ordinary income. Distributions of net capital gain that are designated by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of holders regardless of the holders' respective holding periods for their AMPS. Distributions, if any, in excess of the Fund's current and accumulated earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after that basis has been reduced to zero, will constitute a capital gain to the stockholder (assuming the shares are held as a capital asset). The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the DRD and qualified dividend income) based upon the percentage of total dividends paid out of current or accumulated earnings and profits to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends, dividends qualifying for the DRD and dividends derived from qualified dividend income, if any, between its Common Shares, Series M7, Series T7, Series W7, Series TH7, Series F7, Series W28A, Series W28B and
Series W28C AMPS in proportion to the total dividends paid out of current or accumulated earnings and profits to each class with respect to such tax year. Distributions in excess of the Fund's current and accumulated earnings and profits, if any, however, will not be allocated proportionately among the Common Shares, Series M7, Series T7, Series W7, Series TH7, Series F7, Series W28A, Series W28B and Series W28C AMPS. Since the Fund's current and accumulated earnings and profits will first be used to pay dividends on the AMPS, distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of Common Shares.




    Shareholders will be notified annually as to the U.S. federal tax status of distributions.

SALE OF SHARES


    The sale or other disposition of AMPS generally will be a taxable transaction for U.S. federal income tax purposes. Selling holders of AMPS generally will recognize gain or loss in an amount equal to the difference between the amount received in exchange therefor and their respective bases in such AMPS. If the AMPS are held as a capital asset, the gain or loss generally will be a capital gain or loss. Similarly, a redemption (including a redemption resulting from liquidation of the Fund), if any, of AMPS by the Fund generally will give rise to capital gain or loss if the holder does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any shares of Common Shares in the Fund and provided that the redemption proceeds do not represent declared but unpaid dividends.



    Generally, a holder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. Capital gains of individuals are generally taxed at a maximum rate of tax of 15% for taxable years beginning on or before December 31, 2008 (after which time the maximum rate will increase to 20%). However, any loss realized upon a taxable disposition of AMPS held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the holder (or amounts credited to the holder as undistributed capital gains) with respect to such shares. Also, any loss realized upon a taxable disposition of

AMPS may be disallowed if other AMPS are acquired within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. If disallowed, the loss will be reflected by an upward adjustment to the basis of the AMPS acquired.




BACKUP WITHHOLDING

    The Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable dividends and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or who otherwise fail to make required certifications, or if the Fund or a Series shareholder has been notified by the IRS that such shareholder is subject to backup withholding. Corporate shareholders and other shareholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the shareholder's federal income tax liability if the appropriate information is provided to the IRS.

OTHER TAXATION


    Foreign shareholders, including shareholders who are nonresident aliens, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty. Investors are advised to consult their own tax advisers with respect to the application to their own circumstances of the above-described general taxation rules and with respect to the state, local, foreign and other tax consequences to them of an investment in AMPS.


FURTHER INFORMATION

    The SAI summarizes further federal income tax considerations that may apply to the Fund and its shareholders and may qualify the considerations discussed herein.

                                  UNDERWRITING


    Subject to the terms and conditions of the purchase agreement dated
          , 2003, each underwriter named below, acting through Merrill Lynch, Pierce, Fenner & Smith Incorporated, has severally agreed to purchase, and the Fund has agreed to sell, the number of AMPS set forth opposite the name of such underwriter.



                                                                        NUMBER OF AMPS
                             ---------------------------------------------------------------------------------------------
                             SERIES M7  SERIES T7  SERIES W7  SERIES TH7  SERIES F7  SERIES W28A  SERIES W28B  SERIES W28C
UNDERWRITER                  ---------  ---------  ---------  ----------  ---------  -----------  -----------  -----------
Merrill Lynch, Pierce,
Fenner & Smith
  Incorporated.............
UBS Securities LLC.........
A.G. Edwards & Sons,
Inc........................
Wachovia Capital Markets,
LLC........................
Legg Mason Wood Walker,
  Incorporated.............
                               -----      -----      -----      -----       -----       -----        -----        -----
           Total...........    3,280      3,280      3,280      3,280       3,280       2,800        2,800        2,800
                               -----      -----      -----      -----       -----       -----        -----        -----
                               -----      -----      -----      -----       -----       -----        -----        -----



    The purchase agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to approval of legal matters by counsel and to certain other conditions, including without limitation, the receipt by the underwriters of customary closing certificates, opinions and other documents and the receipt by the Fund of Aaa and AAA ratings on the AMPS by Moody's and S&P, respectively, as of the time of the offering. The underwriters are obligated to purchase all the AMPS if they purchase any of the AMPS. In the purchase agreement, the Fund and the Investment Manager have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute to payments the underwriters may be required to make for any of those liabilities.



    The underwriters propose to initially offer some of the AMPS directly to the public at the public offering price set forth on the cover page of this prospectus and some of the AMPS to certain dealers at the public offering price
less a concession not in excess of $     per share. The sales load the Fund will
pay of $   per share is equal to 1% of the initial offering price. After the initial public offering, the underwriters may change the public offering price and the concession. Investors must pay for any AMPS purchased in the initial
public offering on or before           , 2003.



    The Fund anticipates that the underwriters may from time to time act as brokers or dealers in executing the Fund's portfolio transactions after they have ceased to be underwriters. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for, the Fund. The underwriters, or their affiliates, may act as a counterparty in connection with the interest rate transactions described above after they have ceased to be underwriters.



    The Fund anticipates that the Underwriters or their respective affiliates may, from time to time, act in auctions as broker-dealers and receive fees as set forth under 'The Auction' and in the SAI.



    The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10080.



    The settlement date for the purchase of the AMPS will be           , 2003,
as agreed upon by the underwriters, the Fund and the Investment Manager pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934.

                       CUSTODIAN, AUCTION AGENT, TRANSFER
                   AGENT, DIVIDEND PAYING AGENT AND REGISTRAR


    The Bank of New York, whose address is 100 Church Street, 8th Floor, New York, New York 10286, will act as auction agent, transfer agent, dividend paying agent, and registrar for the AMPS. State Street Bank, whose principal business address is 225 Franklin Street, Boston, Massachusetts 02110, has been retained to act as custodian of the Fund's investments. Neither The Bank of New York nor State Street Bank has any part in deciding the Fund's investment policies or which securities are to be purchased or sold for the Fund's portfolio.


                                 LEGAL OPINIONS


    The validity of the shares offered hereby is being passed on for the Fund by Simpson Thacher & Bartlett LLP, New York, New York, and certain other legal matters will be passed on for the underwriters by Clifford Chance US LLP. Venable, Baetjer and Howard, LLP will opine on certain matters pertaining to Maryland law. Simpson Thacher & Bartlett LLP and Clifford Chance US LLP may rely as to certain matters of Maryland law on the opinion of Venable, Baetjer and Howard, LLP.



                            INDEPENDENT ACCOUNTANTS



    The statement of assets and liabilities of the Fund at June 6, 2003 has been audited by PricewaterhouseCoopers LLP, independent accountants, as set forth in their report given upon PricewaterhouseCoopers LLP's authority as experts in accounting and auditing. The address of PricewaterhouseCoopers LLP is 1177 Avenue of the Americas, New York, New York 10036.


                              FURTHER INFORMATION


    The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and is required to file reports, proxy statements and other information with the Securities and Exchange Commission. These documents can be inspected and copied for a fee at the Securities and Exchange Commission's public reference room, 450 Fifth Street, N.W., Washington, D.C. 20549. Reports, proxy statements, and other information about the Fund can be inspected at the offices of the NYSE.


    This prospectus does not contain all of the information in the Fund's registration statement, including amendments, exhibits, and schedules. Statements in this prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.


    Additional information about the Fund and AMPS can be found in the Fund's Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the Securities and Exchange Commission. The Fund's SAI dated
          , 2003 contains additional information about the Fund and is incorporated by reference into (which means it is considered to be a part of) this prospectus. The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the Fund's Registration Statement, the SAI, other documents incorporated by reference, and other information the Fund has filed electronically with the Securities and Exchange Commission, including proxy statements and reports filed under the Securities Exchange Act of 1934. Additional information may be found on the Internet at http://www.cohenandsteers.com.

         TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION


                                                              PAGE
                                                              ----
General Information.........................................     3
Investment Objectives and Policies, Additional Information
  Regarding Fund Investments................................     3
Investment Restrictions.....................................    11
Management of the Fund......................................    12
Compensation of Directors and Certain Officers..............    16
Investment Advisory and Other Services......................    17
Portfolio Transactions and Brokerage........................    19
Determination of Net Asset Value............................    20
Additional Information Concerning the Auctions for AMPS.....    20
S&P and Moody's Guidelines..................................    22
U.S. Federal Taxation.......................................    31
Performance Data and Index Returns..........................    37
Experts.....................................................    38
Report of Independent Accountants...........................    39
Financial Information.......................................    40
Appendix A: Ratings of Investments..........................   A-1
Appendix B: Articles Supplementary..........................   B-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                  $620,000,000


                                 COHEN & STEERS
                        REIT AND PREFERRED INCOME FUND

                                 COHEN & STEERS
                      REIT AND PREFERRED INCOME FUND, INC.


                        AUCTION MARKET PREFERRED SHARES



                                    3,280 SHARES, SERIES M7
                                    3,280 SHARES, SERIES T7
                                    3,280 SHARES, SERIES W7
                                    3,280 SHARES, SERIES TH7
                                    3,280 SHARES, SERIES F7
                                    2,800 SHARES, SERIES W28A
                                    2,800 SHARES, SERIES W28B
                                    2,800 SHARES, SERIES W28C


                    LIQUIDATION PREFERENCE $25,000 PER SHARE

                               -----------------
                                   PROSPECTUS
                               -----------------


                              MERRILL LYNCH & CO.
                              UBS INVESTMENT BANK
                           A.G. EDWARDS & SONS, INC.
                              WACHOVIA SECURITIES
                             LEGG MASON WOOD WALKER
                                    INCORPORATED


                                          , 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                  SUBJECT TO COMPLETION, DATED AUGUST 8, 2003



    THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THE FUND MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                                COHEN & STEERS
                        REIT AND PREFERRED INCOME FUND

                                757 THIRD AVENUE
                            NEW YORK, NEW YORK 10017
                                 (800) 437-9912

--------------------------------------------------------------------------------


                      STATEMENT OF ADDITIONAL INFORMATION
                                August   , 2003



    THIS STATEMENT OF ADDITIONAL INFORMATION ('SAI') OF COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC. (THE 'FUND') RELATING TO THIS OFFERING OF THE FUND'S TAXABLE AUCTION MARKET PREFERRED SHARES (THE 'AMPS') DOES NOT CONSTITUTE A PROSPECTUS, BUT SHOULD BE READ IN CONJUNCTION WITH THE FUND'S PROSPECTUS
RELATING TO THE AMPS DATED          , 2003, AS SUPPLEMENTED FROM TIME TO TIME
(THE 'PROSPECTUS').



    THIS SAI DOES NOT INCLUDE ALL INFORMATION THAT A PROSPECTIVE INVESTOR SHOULD CONSIDER BEFORE PURCHASING AMPS IN THIS OFFERING, AND INVESTORS SHOULD OBTAIN AND READ THE PROSPECTUS PRIOR TO PURCHASING AMPS. A COPY OF THE PROSPECTUS MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO THE ADDRESS OR CALLING THE PHONE NUMBER SHOWN ABOVE.


    CAPITALIZED TERMS USED IN THIS SAI HAVE THE MEANINGS ASSIGNED TO THEM IN THIS PROSPECTUS OR IN THE GLOSSARY OF THIS SAI.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
General Information.........................................     3
Investment Objectives and Policies, Additional Information
  Regarding Fund Investments................................     3
Investment Restrictions.....................................    11
Management of the Fund......................................    12
Compensation of Directors and Certain Officers..............    16
Investment Advisory and Other Services......................    17
Portfolio Transactions and Brokerage........................    19
Determination of Net Asset Value............................    20
Additional Information Concerning the Auctions for AMPS.....    20
S&P and Moody's Guidelines..................................    22
U.S. Federal Taxation.......................................    31
Performance Data and Index Returns..........................    37
Experts.....................................................    38
Report of Independent Accountants...........................    39
Financial Information.......................................    40
Appendix A: Ratings of Investments..........................   A-1
Appendix B: Articles Supplementary..........................   B-1

                      STATEMENT OF ADDITIONAL INFORMATION

    Cohen & Steers REIT and Preferred Income Fund, Inc. (the 'Fund') is a recently organized, non-diversified, closed-end management investment company organized as a Maryland corporation on March 25, 2003. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the prospectus. Defined terms used herein have the same meanings as in the prospectus. No investment in the shares of the Fund should be made without first reading the prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES
               ADDITIONAL INFORMATION REGARDING FUND INVESTMENTS

    The following descriptions supplement the descriptions of the principal investment objectives, strategies and risks as set forth in the prospectus. Except as otherwise provided, the Fund's investment policies are not fundamental and may be changed by the Board of Directors of the Fund without the approval of the shareholders; however, the Fund will not change its non-fundamental investment policies without written notice to shareholders.

INVESTMENTS IN REAL ESTATE COMPANIES AND REAL ESTATE INVESTMENT TRUSTS


    Under normal market conditions, the Fund will invest at least 40%, but no more than 60%, of our total assets in common stocks issued by real estate companies or real estate investment trusts or 'REITs.'


    Real Estate Companies. For purposes of our investment policies, a real estate company is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate; or has at least 50% of its assets in such real estate.

    Real Estate Investment Trusts. A REIT is a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An Equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A Mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A Mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A Hybrid REIT combines the characteristics of both Equity REITs and Mortgage REITs. It is anticipated, although not required, that under normal market conditions at least 90% of the Fund's investments in REITs will consist of securities issued by Equity REITs.

PREFERRED SECURITIES

    Under normal market conditions, the Fund will invest at least 40%, but no more than 60%, of its total assets in preferred securities. Initially, the preferred component of the Fund will be comprised primarily of hybrid-preferred and other taxable preferred securities. The taxable preferred securities in which the Fund intends to invest do not qualify for the dividends received deduction (the 'DRD') under Section 243 of the Internal Revenue Code of 1986, as amended (the 'Code') and are not expected to provide significant benefits under the rules relating to 'qualified dividend income.' The DRD generally allows corporations to deduct from their income 70% of dividends received. Pursuant to recently enacted legislation, individuals will generally be taxed at long-term capital gain rates on qualified dividend income. Accordingly, any corporate shareholder who otherwise would qualify for the DRD, and any individual shareholder who otherwise would qualify to be taxed at long-term capital gain rates on qualified dividend income, should assume that none of the distributions it receives from the Fund will qualify for the DRD or provide significant benefits under the rules relating to qualified dividend income.

    There are two basic types of preferred securities: traditional preferred securities and hybrid-preferred securities. When used in this SAI and the related prospectus, taxable preferred securities refer generally to hybrid-preferred securities as well as certain types of traditional preferred securities that are not eligible for the DRD (and are not expected to provide significant benefits under the rules relating to qualified dividend income), such as REIT preferred securities.

    Traditional Preferred Securities. Traditional preferred securities pay fixed or adjustable rate dividends to investors, and have a 'preference' over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on preferred securities must be declared by the issuer's board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or otherwise made payable. There is no assurance that dividends or distributions on the preferred securities in which the Fund invests will be declared or otherwise made payable. Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities, real estate and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates, the rates applicable to qualified dividend income and in the DRD. Because the claim on an issuer's earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund's holdings of higher rate-paying fixed rate preferred securities may be reduced and the Fund would be unable to acquire securities paying comparable rates with the redemption proceeds.

    Hybrid-Preferred Securities. The hybrid-preferred securities market is divided into the '$25 par' and the 'institutional' segments. The $25 par segment is typified by securities that are listed on the New York Stock Exchange, trade and are quoted 'flat,' i.e., without accrued dividend income, and are typically callable at par value five years after their original issuance date. The institutional segment is typified by $1,000 par value securities that are not exchange-listed, trade and are quoted on an 'accrued income' basis, and typically have a minimum of ten years of call protection (at premium prices) from the date of their original issuance.

    Hybrid-preferred securities are treated in a similar fashion to traditional preferred securities by several regulatory agencies, including the Federal Reserve Bank, and by credit rating agencies, for various purposes, such as the assignment of minimum capital ratios, over-collateralization rates and diversification limits.

    Within the category of hybrid-preferred securities are senior debt instruments that trade in the broader preferred securities market. These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to preferred stock such as maturities ranging from 30 years to perpetuity, call features, exchange listings and the inclusion of accrued interest in the trading price. Similar to other hybrid-preferred securities, these debt instruments usually do not offer equity capital treatment. CORTS'r' and PINES'r' are two examples of senior debt instruments which are structured and trade as hybrid-preferred securities.

    See 'Investment Objectives and Policies -- Portfolio
Composition -- Hybrid-Preferred Securities' in the Fund's prospectus for a general description of hybrid-preferred securities.

SHORT-TERM FIXED INCOME SECURITIES

    For temporary defensive purposes or to keep cash on hand fully invested, and following the offering pending investment in securities that meet the Fund's investment objectives, the Fund may invest up to 100% of its total assets in cash equivalents and short-term fixed income securities. Short-term fixed income investments are defined to include, without limitation, the following:

    (1) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

    (2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

    (3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Investment Manager monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Investment Manager does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

    (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time.

    The Investment Manager will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the two highest categories by a major rating agency or are unrated but determined to be of comparable quality by the Investment Manager and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

LOWER RATED SECURITIES

    The Fund may invest up to 10% of its total assets (measured at the time of purchase) in securities rated below investment grade such as those rated Ba or B by Moody's and BB or B by S&P or securities comparably rated by other rating agencies or in unrated securities determined by the Investment Manager to be of comparable quality. Securities rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principle payments may be very moderate. Securities rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The lowest rated security that the Fund will invest in is one rated B by either Moody's or S&P.

    Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value.

    The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupons of such securities. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity.

    Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principle and pay interest thereon and increase the incidence of default for such securities.

    The ratings of Moody's, S&P and other rating agencies represent their opinions as to the quality of the obligations that they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principle payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Investment Manager also will independently evaluate these securities and the ability for the issuers of such securities to pay interest and principal. To the extent that the Fund invests in lower grade securities that have not been rated by a rating agency, the Fund's ability to achieve its investment objectives will be more dependent on the Fund's credit analysis than would be the case when the Fund invests in rated securities.

STRATEGIC TRANSACTIONS

    Consistent with its investment objective and policies as set forth herein, the Fund may also enter into certain hedging and risk management transactions. In particular, the Fund may purchase and sell futures contracts, exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts and may enter into various interest rate transactions

(collectively, 'Strategic Transactions'). Strategic Transactions may be used to attempt to protect against possible changes in the market value of the Fund's portfolio resulting from fluctuations in the securities markets and changes in interest rates, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes or to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these techniques may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any Strategic Transaction is a function of market conditions. The Strategic Transactions that the Fund may use are described below. The ability of the Fund to hedge successfully will depend on the Investment Manager's ability to predict pertinent market movements, which cannot be assured.


    Interest Rate Transactions. Among the Strategic Transactions into which the Fund may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund expects to enter into the transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or, as discussed in the prospectus, to hedge against increased Fund Preferred Share dividend rates or increases in the Fund's cost of borrowing.


    Futures Contracts and Options on Futures Contracts. In connection with its hedging and other risk management strategies, the Fund may also enter into contracts for the purchase or sale for future delivery ('future contracts') of debt securities, aggregates of debt securities, financial indices, and U.S. Government debt securities or options on the foregoing to hedge the value of its portfolio securities that might result from a change in interest rates or market movements. The Fund will engage in such transactions only for bona fide hedging or non-hedging purposes in accordance with CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which the Fund expects to purchase. Except as stated below, the Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase.

    Although the Fund does not intend to engage in non-hedging transactions, in accordance with CFTC regulations, the Fund is permitted to engage in non-hedging transactions, provided that:

        (i) its pro rata share of the sum of the amount of initial margin deposits on futures contracts entered into by the Fund and premiums paid for unexpired options with respect to such contracts does not exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options (in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation); or

        (ii) the aggregate 'notional value' (i.e., the size of the contract, in contract units, times the current market price (futures position) or strike price (options position) of each such unit) of the contract, it does not exceed the liquidation value of the Fund, after taking into account unrealized profits and unrealized losses on such contracts and options.

    Credit Derivatives. The Fund may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity that involves strategies and risks different from those associated with ordinary portfolio security transactions. If incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if it is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of credit derivative transactions that may be entered into by the Fund. The Fund's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Fund's loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option hedged.

    Calls on Securities, Indices and Futures Contracts. In order to enhance income or reduce fluctuations in net asset value, the Fund may sell or purchase call options ('calls') on securities, futures contracts and indices based upon the prices of debt securities that are traded on U.S. securities exchanges and to the over-the-counter markets. A call option gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Fund must be 'covered' as long as the call is outstanding (i.e., the Fund must own the instrument subject to the call or other securities or assets acceptable for applicable segregation and coverage requirements). A call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Fund to hold an instrument that it might otherwise have sold. The purchase of a call gives the Fund the right to buy the underlying instrument or index at a fixed price. Calls on futures contracts on securities written by the Fund must also be covered by assets or instruments acceptable under applicable segregation and coverage requirement.

    Puts on Securities, Indices and Futures Contracts. As with calls, the Fund may purchase put options ('puts') on securities (whether or not it holds such securities in its portfolio). For the same purposes, the Fund may also sell puts on securities, financial indices and puts on futures contracts on securities if the Fund's contingent obligations on such puts are secured by segregated assets consisting of cash or liquid securities having a value not less than the exercise price. The Fund will not sell puts if, as a result, more than 50% of the Fund's assets would be required to cover its potential obligation under its hedging and other investment transactions. In selling puts, there is a risk that the Fund may be required to buy the underlying instrument or index at higher than the current market price.

    The principal risks relating to the use of futures and other Strategic Transitions are: (i) less than perfect correlation between the prices of the hedging instrument and the market value of the securities in the Fund's portfolio; (ii) possible lack of a liquid secondary market for closing out a position in such instruments; (iii) losses resulting from interest rate or other market movements not anticipated by the Investment Manager; and (iv) the obligation to meet additional variation margin or other payment requirements.


    Certain provisions of the Code may restrict or affect the ability of the Fund to engage in Strategic Transactions. See 'U.S. Federal Taxation.'


OTHER INVESTMENT COMPANIES


    The Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies; including exchange traded funds, that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its common shares, or during periods when there is a shortage of attractive opportunities in the market. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory and other fees and expenses with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Investment Manager will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available bond investments. The securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Fund is subject. As described in the prospectus in the sections entitled 'Use of Leverage' the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than the Investment Manager.


RESTRICTED AND ILLIQUID SECURITIES

    When purchasing securities that have not been registered under the Securities Act, and are not readily marketable, the Fund will endeavor, to the extent practicable, to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Fund's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. In addition, the Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

    The Fund may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act ('Rule 144A Securities'). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund's Board of Directors. Because it is not possible to predict with assurance how the market for Rule 144A Securities will develop, the Fund's Board of Directors has directed the Investment Manager to monitor carefully the Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund's investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

    The Fund may purchase securities on a 'when-issued' basis and may purchase or sell securities on a 'forward commitment' basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid debt securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than three business days, are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

    Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, actual or anticipated, in the level of interest rates. Securities purchased with a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risks that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

REVERSE REPURCHASE AGREEMENTS


    The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage described under 'Use of Leverage,' since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. At the time the Fund enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund designates liquid instruments on its books and records, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under circumstances in which the Fund does not designate liquid instruments on its books and records, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund's limitation on borrowings. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.


    If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

CASH RESERVES

    The Fund's cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments.

    Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements. Repurchase agreements may be entered into with member banks of the Federal Reserve System or 'primary dealers' (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Other acceptable money market instruments include commercial paper rated by any nationally recognized rating agency, such as Moody's or S&P, certificates of deposit, bankers' acceptances issued by domestic banks having total assets in excess of one billion dollars, and money market mutual funds.

    In entering into a repurchase agreement for the Fund, the Investment Manager will evaluate and monitor the creditworthiness of the vendor. In the event that a vendor should default on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

                            INVESTMENT RESTRICTIONS

    The investment objectives and the general investment policies and investment techniques of the Fund are described in the prospectus. The Fund has also adopted certain investment restrictions limiting the following activities except as specifically authorized:

    The Fund may not:

         1. Issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits set forth in the 1940 Act; or pledge its assets other than to secure such issuances or borrowings or in connection with permitted investment strategies; notwithstanding the foregoing, the Fund may borrow up to an additional 5% of its total assets for temporary purposes;

         2. Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities;

         3. Purchase or sell real estate, mortgages on real estate or commodities, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities;

         4. Purchase or sell commodities or commodity futures contracts, except that the Fund may invest in financial futures contracts, options thereon and such similar instruments;

         5. Make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of total assets), through the use of repurchase agreements, and by the purchase of debt securities;

         6. Invest more than 25% of its total assets in securities of issuers in any one industry other than the real estate industry, in which at least 25% of the Fund's total assets will be invested; provided, however, that such limitation shall not apply to obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities;

         7. Purchase preferred stock and debt securities rated below investment grade and unrated securities of comparable quality, if, as a result, more than 10% of the Fund's total assets would then be invested in such securities;

         8. Acquire or retain securities of any investment company, except that the Fund may (a) acquire securities of investment companies up to the limits permitted by Section 12(d)(1) of the 1940 Act, or any exemption granted under the 1940 Act, and (b) acquire securities of any investment company as part of a merger, consolidation or similar transaction;

        9. Invest in oil, gas or other mineral exploration programs, development programs or leases, except that the Fund may purchase securities of companies engaging in whole or in part in such activities;

        10. Pledge, mortgage or hypothecate its assets except in connection with permitted borrowings; or

        11. Purchase securities on margin, except short-term credits as are necessary for the purchase and sale of securities.


    The investment restrictions numbered 1 through 6 in this Statement of Additional Information have been adopted as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the approval of the holders of a 'majority of the outstanding' Common Shares and the Fund AMPS voting together as a single class, and of the holders of a 'majority of the outstanding' AMPS voting as a separate class. When used with respect to particular shares of the Fund, a 'majority of the outstanding' shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. Investment restrictions numbered 7 through 11 above are non-fundamental and may be changed at any time by vote of a majority of the Board of Directors.



    Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after the issuance the value of the Fund's total assets is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund's total assets less liabilities other than borrowing). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total assets less liabilities other than borrowing is at least 200% of such liquidation value. The Fund intends, to the extent possible, to purchase or redeem AMPS from time to time to the extent necessary in order to maintain coverage of any AMPS of at least 200%. If the Fund has AMPS outstanding, two of the Fund's Directors will be elected by the holders of the AMPS, voting separately as a class. The remaining Directors of the Fund will be elected by holders of Common Shares and AMPS voting together as a single class. In the event the Fund failed to pay dividends on AMPS for two years, Preferred Shareholders would be entitled to elect a majority of the Directors of the Fund.


    Under the 1940 Act, the Fund generally is not permitted to borrow unless immediately after the borrowing the value of the Fund's total assets less liabilities other than the borrowing is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than the borrowings, is at least 300% of such principal amount. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the board of directors.

                             MANAGEMENT OF THE FUND


    The business and affairs of the Fund are managed under the direction of the Board of Directors. The Directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its Investment Manager, administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the Investment Manager and the Fund's administrator, subject always to the investment objectives and policies of the Fund and to the general supervision of the Directors. As of July 31, 2003, the Directors and officers as a group beneficially owned, directly or indirectly, less than 1% of the outstanding shares of the Fund.


    Basic information about the identity and experience of each Director and officer is set forth in the charts below. Each such Director and officer is also a director or officer of Cohen & Steers Advantage Income Realty Fund, Inc., Cohen & Steers Quality Income Realty Fund, Inc., Cohen & Steers Premium Income Realty Fund, Inc. and Cohen & Steers Total Return Realty Fund, Inc., which are closed-end investment companies advised by the Investment Manager, and Cohen & Steers Equity Income Fund, Inc., Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Realty Shares, Inc. and Cohen & Steers Special Equity Fund, Inc., which are open-end investment companies advised by the Investment Manager.

    The Directors of the Fund, their addresses, their ages, the length of time served, their principal occupations for at least the past five years, the number of portfolios they oversee within the Fund complex, and other directorships held by the Director are set forth below.


                                                                                  NUMBER OF
                                                                                 FUNDS WITHIN
                                                                 PRINCIPAL           FUND
                                                                OCCUPATION         COMPLEX
                                                                DURING PAST      OVERSEEN BY
                                                                  5 YEARS          DIRECTOR
                             POSITION HELD       TERM OF     (INCLUDING OTHER     (INCLUDING    LENGTH OF
  NAME, ADDRESS AND AGE        WITH FUND         OFFICE     DIRECTORSHIPS HELD)   THE FUND)    TIME SERVED
  ---------------------        ---------         ------     -------------------   ---------    -----------
INTERESTED DIRECTORS

Robert H. Steers ........  Director, Chairman  Until Next   Co-Head of Cohen &       9         Since
757 Third Avenue           of the Board, and   Election of  Steers Capital                     Inception
New York, New York             Secretary       Directors    Management, Inc.,
Age: 50                                                     the Fund's
                                                            Investment Manager.

Martin Cohen ............  Director, President  Until        Co-Head of              9         Since
757 Third Avenue              and Treasurer     Next         Cohen & Steers                    Inception
New York, New York                              Election     Capital
Age: 54                                         of           Management,
                                                Directors    Inc., the Fund's
                                                             Investment
                                                             Manager.

DISINTERESTED DIRECTORS

Gregory C. Clark ........       Director        Until Next   Private                 9         Since
99 Jane Street                                  Election of  Investor. Prior                   Inception
New York, New York                              Directors    thereto,
Age: 56                                                      President of
                                                             Wellspring
                                                             Management Group
                                                             (investment
                                                             advisory firm).

Bonnie Cohen ............       Director        Until Next   Consultant.             9         Since
1824 Phelps Place, N.W.                         Election of  Prior thereto,                    Inception
Washington, D.C.                                Directors    Undersecretary
Age: 60                                                      of State, United
                                                             States
                                                             Department of
                                                             State. Director
                                                             of Wellsford
                                                             Real Properties,
                                                             Inc.

George Grossman .........       Director        Until Next   Attorney-at-law.         9        Since
17 Elm Place                                    Election of                                    Inception
Rye, New York                                   Directors
Age: 49

Richard J. Norman .......       Director        Until Next   Private                 9         Since
7520 Hackamore Drive                            Election of  Investor. Prior                   Inception
Potomac, Maryland                               Directors    thereto,
Age: 59                                                      Investment
                                                             Representative
                                                             of Morgan
                                                             Stanley Dean
                                                             Witter.


                                                  (table continued on next page)

(table continued from previous page)

                                                                                  NUMBER OF
                                                                                 FUNDS WITHIN
                                                                 PRINCIPAL           FUND
                                                                OCCUPATION         COMPLEX
                                                                DURING PAST      OVERSEEN BY
                                                                  5 YEARS          DIRECTOR
                             POSITION HELD       TERM OF     (INCLUDING OTHER     (INCLUDING    LENGTH OF
  NAME, ADDRESS AND AGE        WITH FUND         OFFICE     DIRECTORSHIPS HELD)   THE FUND)    TIME SERVED
  ---------------------        ---------         ------     -------------------   ---------    -----------
Willard H. Smith, Jr. ...       Director       Until Next   Board member of          9         Since
7231 Encelia Drive                             Election of  Essex Property                     Inception
La Jolla, California                           Directors    Trust Inc.,
Age: 66                                                     Highwoods
                                                            Properties, Inc.,
                                                            Realty Income
                                                            Corporation and
                                                            Crest Net Lease,
                                                            Inc. Managing
                                                            Director at Merrill
                                                            Lynch & Co., Equity
                                                            Capital Markets
                                                            Division from 1983
                                                            to 1995.

    The officers of the Fund, their addresses, their ages, and their principal occupations for at least the past five years are set forth below.


                             POSITION(S)
                              HELD WITH
  NAME, ADDRESS AND AGE         FUND                  PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
  ---------------------        ---------             --------------------------------------------
Greg E. Brooks ...............  Vice President       Senior Vice President of Cohen & Steers
757 Third Avenue                                     Capital Management, Inc., the Fund's
New York, New York                                   Investment Manager, since 2002 and a Vice
Age: 36                                              President of the Fund's Investment Manager
                                                     since 2000. Prior thereto, he was an
                                                     investment analyst with another real estate
                                                     securities investment manager.

William F. Scapell ...........  Vice President       Senior Vice President of Cohen & Steers
757 Third Avenue                                     Capital Management, Inc., the Fund's
New York, New York                                   Investment Manager, since February 2003.
Age: 36                                              Prior thereto, he was the chief strategist
                                                     for preferred securities at Merrill Lynch &
                                                     Co.
Adam M. Derechin .............  Vice President and   Chief Operating Officer of Cohen & Steers
757 Third Avenue                Assistant Treasurer  Capital Management, Inc., the Fund's
New York, New York                                   Investment Manager, since August, 2003 and
Age: 38                                              a Senior Vice President of the Fund's
                                                     Investment Manager since 1998. Prior
                                                     thereto he was a Vice President of the
                                                     Fund's Investment Manager.
Lawrence B. Stoller ..........  Assistant Secretary  Senior Vice President and General Counsel
757 Third Avenue                                     of Cohen & Steers Capital Management, Inc.,
New York, New York                                   the Fund's Investment Manager, since 1999.
Age: 39                                              Prior to that, Associate General Counsel,
                                                     Neuberger Berman Management, Inc. (money
                                                     manager); and Assistant General Counsel,
                                                     The Dreyfus Corporation (money manager).

    The following table provides information concerning the dollar range of the Fund's equity securities owned by each Director and the aggregate dollar range of securities owned in the Cohen & Steers Fund Complex.


                                                                                   AGGREGATE DOLLAR
                                                                                   RANGE OF EQUITY
                                                                                  SECURITIES IN THE
                                                             DOLLAR RANGE OF        COHEN & STEERS
                                                           EQUITY SECURITIES IN          FUND
                                                              THE FUND AS OF        COMPLEX AS OF
                                                              JULY 31, 2003         JULY 31, 2003
                                                              -------------         -------------
Robert H. Steers.........................................     Over $100,000         Over $100,000
Martin Cohen.............................................     Over $100,000         Over $100,000
Gregory C. Clark.........................................           --              Over $100,000
Bonnie Cohen.............................................   $50,001 - $100,000      Over $100,000
George Grossman..........................................   $10,001 - $ 50,000      Over $100,000
Richard Norman...........................................   $10,001 - $ 50,000      Over $100,000
Willard H. Smith, Jr.....................................   $10,001 - $ 50,000      Over $100,000



    Conflicts of Interest. No Director who is not an 'interested person' of the Fund as defined in the 1940 Act, and no immediate family members, owns any securities issued by the Investment Manager, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with the Investment Manager. Solely as a result of his ownership of securities of certain of the underwriters, Mr. Smith is technically an 'interested person' of the Fund as defined in the 1940 Act until after completion of the offering of the AMPS. After the completion of the offering, he will be a non-interested Director.


BOARD'S ROLE IN FUND GOVERNANCE

    Committees. The Fund's Board of Directors has one standing committee of the Board, the Audit Committee, which is composed of all of the Directors who are not interested persons of the Fund, as defined in the 1940 Act. The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process.


    Approval of Investment Management Agreement. The Board of Directors, including a majority of the Directors who are not parties to the Fund's Investment Management Agreement, or interested persons of any such party ('Disinterested Directors') has the responsibility under the 1940 Act to approve the Fund's Investment Management Agreement for its initial term and annually thereafter at a meeting called for the purpose of voting on such matter. The Investment Management Agreement was approved for an initial two-year term by the Fund's Directors, including a majority of the Disinterested Directors, at a meeting held on May 28, 2003. In determining to approve the Investment Management Agreement, the Directors reviewed the materials provided by the Investment Manager and considered the following: (1) the level of the management fees and estimated expense ratio of the Fund as compared to competitive Funds of a comparable size; (2) the nature and quality of the services rendered by the Investment Manager; (3) anticipated benefits derived by the Investment Manager from the relationship with the Fund; (4) the costs of providing services to the Fund; and (5) the anticipated profitability of the Fund to the Investment Manager. They also considered the fact that the Investment Manager agreed to pay all organizational expenses and offering costs, other than the sales load, that exceeded $.05 per share in connection with the Fund's common stock offering. The Directors then took into consideration the benefits to be derived by the Investment Manager in connection with the Investment Management Agreement, noting particularly the research and related services, within the meaning of
Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Manager would be eligible to receive by allocating the Fund's brokerage transactions.

                 COMPENSATION OF DIRECTORS AND CERTAIN OFFICERS


    The following table sets forth estimated information regarding compensation expected to be paid to Directors by the Fund for the current fiscal year ending December 31, 2003 and the aggregate compensation paid by the fund complex of which the Fund is a part for the fiscal year ended December 31, 2002. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other fund in the fund complex which is a U.S. registered investment company. Each of the other Directors is paid an annual retainer of $5,000, and a fee of $500 for each meeting attended and is reimbursed for the expenses of attendance at such meetings. In the column headed 'Total Compensation from Fund Complex Paid to Directors,' the compensation paid to each Director represents the aggregate amount paid to the Director by the Fund and the seven other funds that each Director serves in the fund complex. The Directors do not receive any pension or retirement benefits from the fund complex.



                                                                                  TOTAL
                                                                              COMPENSATION
                                                               AGGREGATE        FROM FUND
                                                              COMPENSATION   COMPLEX PAID TO
         NAME OF PERSON, POSITION OF FUND DIRECTORS            FROM FUND        DIRECTORS
         ------------------------------------------            ---------        ---------
Gregory C. Clark,* Director.................................     $7,000          $52,500
Bonnie Cohen,* Director.....................................     $7,000          $49,000
Martin Cohen,** Director and President......................     $    0          $     0
George Grossman,* Director..................................     $7,000          $52,500
Richard J. Norman,* Director................................     $7,000          $52,500
Willard H. Smith, Jr.,* Director............................     $7,000          $52,000
Robert H. Steers,** Director and Chairman...................     $    0          $     0


---------

 * Member of the Audit Committee.

** 'Interested person,' as defined in the 1940 Act, of the Fund because of affiliation with Cohen & Steers Capital Management, Inc., the Fund's Investment Manager.

PRINCIPAL STOCKHOLDERS


    To the knowledge of the Fund, as of July 31, 2003, no current director of the Fund owned 1% or more of the outstanding Common Shares, and the officers and directors of the Fund owned, as a group, less than 1% of the Common Shares.



    As of July 31, 2003, no person to the knowledge of the Fund, owned beneficially more than 5% of the outstanding Common Shares.


                     INVESTMENT ADVISORY AND OTHER SERVICES

THE INVESTMENT MANAGER

    Cohen & Steers Capital Management, Inc., with offices located at 757 Third Avenue, New York, New York 10017, is the Investment Manager to the Fund. The Investment Manager, a registered investment adviser, was formed in 1986 and specializes in the management of real estate securities portfolios. Its current clients include pension plans of leading corporations, endowment funds and mutual funds, including Cohen & Steers Advantage Income Realty Fund, Inc., Cohen & Steers Quality Income Realty Fund, Inc., Cohen & Steers Premium Income Realty Fund, Inc. and Cohen & Steers Total Return Realty Fund, Inc., which are closed-end investment companies, and Cohen & Steers Equity Income Fund, Inc., Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Realty Shares, Inc. and Cohen & Steers Special Equity Fund, Inc., which are open-end investment companies. Mr. Cohen and Mr. Steers are 'controlling persons' of the Investment Manager on the basis of their ownership of the Investment Manager's stock.

    Pursuant to the Investment Management Agreement, the Investment Manager furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, executes the purchase and sale orders for the portfolio transactions of the Fund and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund.


    Under the Investment Management Agreement, the Fund pays the Investment Manager a monthly management fee computed at the annual rate of .65% of the average daily value of the managed assets (which equals the net asset value of the Common Shares, including the liquidation preference on any AMPS, plus the principal amount on any borrowings) of the Fund.


    The Investment Manager also provides the Fund with such personnel as the Fund may from time to time request for the performance of clerical, accounting and other office services, such as coordinating matters with the sub-administrator, the transfer agent and the custodian. The personnel rendering these services, who may act as officers of the Fund, may be employees of the Investment Manager or its affiliates. These services are provided at no additional cost to the Fund. The Fund does not pay any additional amounts for services performed by officers of the Investment Manager or its affiliates.

ADMINISTRATIVE SERVICES


    Pursuant to an Administration Agreement, the Investment Manager also performs certain administrative and accounting functions for the Fund, including
(i) providing office space, telephone, office equipment and supplies for the Fund; (ii) paying compensation of the Fund's officers for services rendered as such; (iii) authorizing expenditures and approving bills for payment on behalf of the Fund; (iv) supervising preparation of the periodic updating of the Fund's registration statement, including prospectus and Statement of Additional Information, for the purpose of filings with the Securities and Exchange Commission and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (v) supervising preparation of periodic reports to the Fund's shareholders and filing of these reports with the Securities and Exchange Commission, Forms N-SAR filed with the Securities and Exchange Commission, notices of dividends, capital gains distributions and tax credits, and attending to routine correspondence and other communications with individual shareholders; (vi) supervising the daily pricing of the Fund's investment portfolio and the publication of the net asset value of the

Fund's shares, earnings reports and other financial data; (vii) monitoring relationships with organizations providing services to the Company, including the Custodian, Transfer Agent and printers; (viii) providing trading desk facilities for the Fund; (ix) supervising compliance by the Fund with record-keeping requirements under the Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Custodian and Transfer Agent) and preparing and filing of tax reports other than the Fund's income tax returns; and (x) providing executive, clerical and secretarial help needed to carry out these responsibilities. Under the Administration Agreement, the Fund pays the Investment Manager an amount equal to, on an annual basis, .06% of the Fund's average daily managed assets up to $1 billion, .04% of the Fund's average daily managed assets in excess of $1 billion up to $1.5 billion and .02% of the Fund's average daily managed assets in excess of $1.5 billion.


    In accordance with the terms of the Administration Agreement and with the approval of the Fund's Board of Directors, the Investment Manager has caused the Fund to retain State Street Bank and Trust Company ('State Street Bank') as sub-administrator under a fund accounting and administration agreement (the 'Sub-Administration Agreement'). Under the Sub-Administration Agreement, State Street Bank has assumed responsibility for performing certain of the foregoing administrative functions, including (i) determining the Fund's net asset value and preparing these figures for publication; (ii) maintaining certain of the Fund's books and records that are not maintained by the Investment Manager, custodian or transfer agent; (iii) preparing financial information for the Fund's income tax returns, proxy statements, shareholders reports, and Securities and Exchange Commission filings; and (iv) responding to shareholder inquiries.


    Under the terms of the Sub-Administration Agreement, the Fund pays State Street Bank a monthly sub-administration fee. The sub-administration fee paid by the Fund to State Street Bank is computed on the basis of the average daily managed assets in the Fund at an annual rate equal to .030% of the first $200 million in assets, .020% of the next $200 million, and .010% of assets in excess of $400 million, with a minimum fee of $120,000. The aggregate fee paid by the Fund and the other funds advised by the Investment Manager to State Street Bank is computed by multiplying the total number of funds by each break point in the above schedule in order to determine the aggregate break points to be used in calculating the total fee paid by the Cohen & Steers family of funds (i.e., six funds at $200 million or $1.2 billion at .030%, etc.). The Fund is then responsible for its pro rata amount of the aggregate administration fee.


    The Investment Manager remains responsible for monitoring and overseeing the performance by State Street Bank, and EquiServe Trust Company, NA, as custodian and transfer and disbursing agent, of their obligations to the Fund under their respective agreements with the Fund, subject to the overall authority of the Fund's Board of Directors.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

    State Street Bank, which has its principal business office at 225 Franklin Street, Boston, MA 02110, has been retained to act as custodian of the Fund's investments and EquiServe Trust Company, NA, which has its principal business office at 150 Royall Street, Canton, MA 02021, as the Fund's transfer and dividend disbursing agent. Neither State Street nor EquiServe has any part in deciding the Fund's investment policies or which securities are to be purchased or sold for the Fund's portfolio.

CODE OF ETHICS

    The Fund and Investment Manager have adopted codes of ethics in compliance with Rule 17j-1 under the 1940 Act. The codes of ethics of the Fund and the Investment Manager, among other things, prohibit management personnel from investing in REITs and real estate securities, prohibit purchases in an initial public offering and require pre-approval for investments in private placements. The Fund's Independent Directors are prohibited from purchasing or selling any security if they knew or reasonably should have known at the time of the transaction that, within the most recent 15 days, the security is being or has been considered for purchase or sale by the Fund, or is being purchased or sold by the Fund.

PRIVACY POLICY


    The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information, and why in certain cases the Fund may share this information with others.



    The Fund does not receive any nonpublic personal information relating to the shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the Fund, the Fund receives nonpublic personal information on account applications or other forms. With respect to these shareholders, the Fund also has access to specific information regarding their transactions in the Fund.


    The Fund does not disclose any nonpublic personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary to service shareholder accounts. The Fund restricts access to nonpublic personal information about its shareholders to Cohen & Steers employees with a legitimate business need for the information.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    Subject to the supervision of the Directors, decisions to buy and sell securities for the Fund and negotiation of its brokerage commission rates are made by the Investment Manager. Transactions on U.S. stock exchanges involve the payment by the Fund of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or markup. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.

    In selecting a broker to execute each particular transaction, the Investment Manager will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Directors may determine, the Investment Manager shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay a broker that provides research services to the Investment Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Investment Manager determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Investment Manager's ongoing responsibilities with respect to the Fund. Research and investment information is provided by these and other brokers at no cost to the Investment Manager and is available for the benefit of other accounts advised by the Investment Manager and its affiliates, and not all of the information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Investment Manager's expenses, it is not possible to estimate its value and in the opinion of the Investment Manager it does not reduce the Investment Manager's expenses in a determinable amount. The extent to which the Investment Manager makes use of statistical, research and other services furnished by brokers is considered by the Investment Manager in the allocation of brokerage business but there is no formula by which such business is allocated. The Investment Manager does so in accordance with its judgment of the best interests of the Fund and its shareholders. The Investment Manager may also take into account payments made by brokers effecting transactions for the Fund to other persons on behalf of the

Fund for services provided to it for which it would be obligated to pay (such as custodial and professional fees). In addition, consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Investment Manager may consider sales of shares of the Fund as a factor in the selection of brokers and dealers to enter into portfolio transactions with the Fund.

                        DETERMINATION OF NET ASSET VALUE


    The Fund will determine the net asset value of its shares daily, as of the close of trading on the NYSE (currently 4:00 p.m. New York time). Net asset value is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding. Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.


    For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National List are valued in a like manner (NASDAQ traded securities are valued at the NASDAQ official closing price). Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Investment Manager to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the official closing price as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the Directors deem appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.


            ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR AMPS


GENERAL


    Securities Depository. The Depository Trust Company ('DTC') will act as the Securities Depository with respect to the AMPS. One certificate for all of the shares of each series will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of the AMPS contained in the Articles Supplementary. The Fund will also issue stop-transfer instructions to the transfer agent for the AMPS. Prior to the commencement of the right of holders of the AMPS to elect a majority of the Fund's Directors, as described under

'Description of the AMPS -- Voting Rights' in the prospectus, Cede & Co. will be the holder of record of the AMPS and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.



    DTC, a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant in shares of the AMPS, whether for its own account or as a nominee for another person.


CONCERNING THE AUCTION AGENT

    The auction agent will act as agent for the Fund in connection with Auctions. In the absence of willful misconduct or gross negligence on its part, the auction agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement between the Fund and the auction agent and will not be liable for any error of judgment made in good faith unless the auction agent was grossly negligent in ascertaining the pertinent facts.


    The auction agent may conclusively rely upon, as evidence of the identities of the holders of the AMPS, the auction agent's registry of holders, and the results of auctions and notices from any Broker-Dealer (or other person, if permitted by the Fund) with respect to transfers described under 'The Auction-Secondary Market Trading and Transfers of the AMPS' in the prospectus and notices from the Fund. The auction agent is not required to accept any such notice for an auction unless it is received by the auction agent by 3:00 p.m., New York City time, on the business day preceding such Auction.



    The auction agent may terminate its auction agency agreement with the Fund upon notice to the Fund on a date no earlier than 60 days after such notice. If the auction agent should resign, the Fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Fund may remove the auction agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor auction agent.


BROKER-DEALERS


    The auction agent after each auction for the AMPS will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any auction immediately preceding the dividend period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealer in the case of any auction immediately preceding a dividend period of one year or longer, of the purchase price of the AMPS placed by such Broker-Dealer at such auction. For the purposes of the preceding sentence, the AMPS will be placed by a Broker-Dealer if such shares were (a) the subject of hold orders deemed to have been submitted to the auction agent by the Broker-Dealer and were acquired by such Broker-Dealer for its customers who are beneficial owners or (b) the subject of an order submitted by such Broker-Dealer that is
(i) a submitted bid of an existing holder that resulted in the existing holder continuing to hold such shares as a result of the auction or (ii) a submitted bid of a potential bidder that resulted in the potential holder purchasing such shares as a result of the auction or (iii) a valid hold order.


    The Fund may request the auction agent to terminate one or more Broker-Dealer agreements at any time, provided that at least one Broker-Dealer agreement is in effect after such termination.

    The Broker-Dealer agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit orders in auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit hold orders and sell orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit orders in auctions, but only if such orders are not for its own account. If a Broker-Dealer submits an order for its own account in any auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that auction; such

Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that auction.

                           S&P AND MOODY'S GUIDELINES

    The descriptions of the S&P and Moody's Guidelines contained in this SAI do not purport to be complete and are subject to and qualified in their entireties by reference to the Articles Supplementary. A copy of the Articles Supplementary is filed as an exhibit to the registration statement of which the prospectus and this SAI are a part and may be inspected, and copies thereof may be obtained, as described under 'Further Information' in the prospectus.


    The composition of the Fund's portfolio reflects guidelines (referred to herein as the 'Rating Agency Guidelines') established by S&P and Moody's in connection with the Fund's receipt of a rating of 'AAA' and 'Aaa' from S&P and Moody's, respectively, for the AMPS. These Rating Agency Guidelines relate, among other things, to industry and credit quality characteristics of issuers and diversification requirements and specify various Discount Factors for different types of securities (with the level of discount greater as the rating of a security becomes lower). Under the Rating Agency Guidelines, certain types of securities in which the Fund may otherwise invest consistent with its investment strategy are not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. Such instruments include, for example, private placements (other than Rule 144A Securities) and other securities not within the investment guidelines. Accordingly, although the Fund reserves the right to invest in such securities to the extent set forth herein, they have not and it is anticipated that they will not constitute a significant portion of the Fund's portfolio.



    The Rating Agency Guidelines require that the Fund maintain assets having an aggregate Discounted Value, determined on the basis of the Guidelines, greater than the aggregate liquidation preference of the AMPS plus specified liabilities, payment obligations and other amounts, as of periodic Valuation Dates. The Rating Agency Guidelines also require the Fund to maintain asset coverage for the AMPS on a non-discounted basis of at least 200% as of the end of each month, and the 1940 Act requires this asset coverage as a condition to paying dividends or other distributions on Common Shares. S&P and Moody's have agreed that the auditors must certify once per year the asset coverage test on a date randomly selected by the auditor. The effect of compliance with the Rating Agency Guidelines may be to cause the Fund to invest in higher quality assets and/or to maintain relatively substantial balances of highly liquid assets or to restrict the Fund's ability to make certain investments that would otherwise be deemed potentially desirable by the Investment Manager, including private placements of other than Rule 144A Securities (as defined herein). The Rating Agency Guidelines are subject to change from time to time with the consent of the relevant rating agency and would not apply if the Fund in the future elected not to use investment leverage consisting of senior securities rated by one or more rating agencies, although other similar arrangements might apply with respect to other senior securities that the Fund may issue.



    The Fund intends to maintain, at specified times, a Discounted Value for its portfolio at least equal to the amount specified by each rating agency (the 'AMPS Basic Maintenance Amount'). S&P and Moody's have each established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable Rating Agency's Guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such rating agency).


    The Rating Agency Guidelines do not impose any limitations on the percentage of Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the assets included in the portfolio which are eligible for inclusion in the Discounted Value of the portfolio under the Rating Agency Guidelines.

    As described by S&P, a preferred stock rating of AAA indicates strong asset protection, conservative balance sheet ratios and positive indications of continued protection of preferred dividend requirements. An S&P or Moody's credit rating of preferred stock does not address the likelihood that a resale mechanism (e.g., the Auction) will be successful. As described by Moody's, an issue of preferred stock which is rated 'Aaa' is considered to be top-quality preferred stock with good asset protection and the least risk of dividend impairment within the universe of preferred stocks.


    Ratings are not recommendations to purchase, hold or sell AMPS, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating is based on current information furnished to S&P and Moody's by the Fund and obtained by S&P and Moody's from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.


S&P GUIDELINES

    Under the S&P guidelines, the Fund is required to maintain specified discounted asset values for its portfolio representing the Preferred Shares Basic Maintenance Amount (as defined below). To the extent any particular portfolio holding does not meet the applicable guidelines, it is not included for purposes of calculating the Discounted Value of the Fund's portfolio, and, among the requirements, the amount of such assets included in the portfolio at any time, if any, may vary depending upon the credit quality (and related Discounted Value) of the Fund's eligible assets at such time.


    The Preferred Shares Basic Maintenance Amount includes the sum of (1) $25,000 times the number of AMPS then outstanding and (2) certain accrued and projected payment obligations of the Fund. Upon any failure to maintain the required Discounted Value, the Fund would seek to alter the composition of its portfolio to reestablish required asset coverage within the specified ten Business Day cure period, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities. To the extent any such failure is not cured in a timely manner, the holders of the AMPS will acquire certain rights. See 'Description of AMPS -- Asset Maintenance.' 'Business Day,' as used in the prospectus and this SAI, means each Monday, Tuesday, Wednesday, Thursday and Friday that is a day on which the New York Stock Exchange is open for trading and that is not a day on which banks in New York City are authorized or required by law or executive order to close.


    With respect to an S&P Eligible Asset specified below, the following applicable number is the S&P Discount Factor (used to determine the Discounted Value of any S&P Eligible Asset) provided that the S&P Exposure Period is 25 Business Days or less:

    (a) Types of S&P Eligible Assets


                                                             DISCOUNT FACTOR FOR
TYPE OF S&P ELIGIBLE ASSET                                       AAA RATING
--------------------------                                       ----------
Common Stock of REITs and other real estate companies               162%
DRD Eligible Preferred Stock with a senior or preferred
  stock rating of at least BBB-                                     245%
REIT and Non-DRD eligible Preferred Stock with a senior or
  preferred stock rating of at least BBB-                           164%
DRD Eligible Preferred Stock with a senior or preferred
  stock rating below BBB-                                           250%
REIT and non-DRD Eligible Preferred Stock with a senior or
  preferred stock rating below BBB-                                 169%
Un-rated DRD Eligible Preferred Stock                               255%
Un-rated Non-DRD Eligible and un-rated REIT Preferred Stock         174%
Convertible bonds rated AAA to AAA-                                 165%
Convertible bonds rated AA+ to AA-                                  170%
Convertible bonds rated A+ to A-                                    175%
Convertible bonds rated BBB+ to BBB-                                180%
Convertible bonds rated BB+ to BB-                                  185%

                                                             DISCOUNT FACTOR FOR
TYPE OF S&P ELIGIBLE ASSET                                       AAA RATING
--------------------------                                       ----------
Convertible bonds rated B+ to B                                     190%
Convertible bonds rated B-                                          195%
Convertible bonds rated CCC+                                        205%
Convertible bonds rated CCC                                         220%
U.S. Short-Term Money Market Investments with maturities of
  180 days or less                                                  104%
U.S. Short-Term Money Market Investments with maturities of
  between 181 and 360 days                                          113%
U.S. Government Obligations (52 week Treasury Bills)                102%
U.S. Government Obligations (Two-Year Treasury Notes)               104%
U.S. Government Obligations (Five-Year Treasury Notes)              110%
U.S. Government Obligations (Ten-Year Treasury Notes)               117%
U.S. Government Obligations (Thirty-Year Treasury Bonds)            130%
Agency Mortgage Collateral (Fixed 15-Year)                          129%
Agency Mortgage Collateral (Fixed 30-Year)                          132%
Agency Mortgage Collateral (ARM 1/1)                                122%
Agency Mortgage Collateral (ARM 3/1)                                123%
Agency Mortgage Collateral (ARM 5/1)                                123%
Agency Mortgage Collateral (ARM 10/1)                               123%
Mortgage Pass-Through Fixed (15 Year)                               131%
Mortgage Pass-Through Fixed (30 Year)                               134%
    Debt securities of REIT's and other real estate
      companies according to the following corporate bond
      schedule
    Corporate Bonds rated at least AAA                              110%
    Corporate Bonds rated at least AA+                              111%
    Corporate Bonds rated at least AA                               113%
    Corporate Bonds rated at least AA-                              115%
    Corporate Bonds rated at least A+                               116%
    Corporate Bonds rated at least A                                117%
    Corporate Bonds rated at least A-                               118%
    Corporate Bonds rated at least BBB+                             120%
    Corporate Bonds rated at least BBB                              122%
    Corporate Bonds rated at least BBB-                             124%
    Corporate Bonds rated at least BB+                              129%
    Corporate Bonds rated at least BB                               135%
    Corporate Bonds rated at least BB-                              142%
    Corporate Bonds rated at least B+                               156%
    Corporate Bonds rated at least B                                169%
    Corporate Bonds rated at least B-                               184%
    Corporate Bonds rated at least CCC+                             202%
    Corporate Bonds rated at least CCC                              252%
    Corporate Bonds rated at least CCC-                             350%
Cash and Cash Equivalents                                           100%

    (b) Interest rate swaps entered into according to International Swap Dealers Association ('ISDA') standards if


        (i) the counterparty to the swap transaction has a short-term rating of not less than A-1 or, if the counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is A+ or higher.



        (ii) the original aggregate notional amount of the interest rate swap transaction or transactions is not to be greater than the liquidation preference of the AMPS.



        (iii) The interest rate swap transaction will be marked-to-market weekly by the swap counterparty.

        (iv) If the Fund fails to maintain an aggregate discounted value at least equal to the basic maintenance amount on two consecutive valuation dates then the agreement shall terminate immediately.



        (v) For the purpose of calculating the asset coverage test 90% of any positive mark-to-market valuation of the Fund's rights will be eligible assets. 100% of any negative mark-to-market valuation of the Fund's rights will be included in the calculation of the Preferred Shares Basic Maintenance Amount.



        (vi) The Fund must maintain liquid assets with a value at least equal to the net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each swap. For caps/floors, must maintain liquid assets with a value at least equal to the Fund's obligations with respect to such caps or floors.


    (c) Cash and Cash Equivalents

        (i) Cash and Cash Equivalents Cash and demand deposits in an 'A-1+' rated institution are valued at 100%. 'A-1+' rated commercial paper, with maturities no greater than 30 days and held instead of cash until maturity, is valued at 100%. Securities with next-day maturities invested in 'A-1+' rated institutions re considered cash equivalents and are valued at 100%. Securities maturing in 181 to 360 calendar days are valued at 114.2%.

        (ii) The S&P Discount Factor for shares of unrated Money Market Funds affiliated with the Fund used as 'sweep' vehicles will be 111%. Money Market Funds rated 'AAAm' will be discounted at the appropriate level as dictated by the exposure period. No S&P Discount Factor will be applied to Money Market Funds rated AAAm by S&P with effective next day maturities.

    'S&P Eligible Assets' shall mean:

        (A) Deposit Securities;

        (B) U.S. Government Obligations and U.S. Government Agencies;

        (C) Corporate Indebtedness. Evidences of indebtedness other than Deposit Securities, U.S. Government Obligations and Municipal Obligations that are not convertible into or exchangeable or exercisable for stock of a corporation (except to the extent of ten percent (10%) in the case of a share exchange or tender offer) ('Other Debt') and that satisfy all of the following conditions:


           (1) be no more than 10% of total assets may be below a S&P rating of BBB-, or comparable Moody's or Fitch rating, or unrated;



           (2) the remaining term to maturity of such Other Debt shall not exceed fifty (50) years;


           (3) such Other Debt must provide for periodic interest payments in cash over the life of the security;


           (4) no more than 10% of the issuers of such evidences of indebtedness do not file periodic financial statements with the U.S. Securities and Exchange Commission;



           (5) which, in the aggregate, have an average duration of not more than 12 years.


        (D) Convertible Corporate Indebtedness. Evidences of indebtedness other than Deposit Securities, U.S. Government Obligations and Municipal Obligations that are convertible into or exchangeable or exercisable for stock of a corporation and that satisfy all of the following conditions:

           (1) such evidence of indebtedness is rated at least CCC by S&P; and

           (2) if such evidence of indebtedness is rated BBB or lower by S&P, the market capitalization of the issuer of such evidence of indebtedness is at least $100 million;

        (E) Agency Mortgage Collateral. Certificates guaranteed by U.S. Government Agencies (as defined below) (e.g., FNMA, GNMA and FHLMC) for timely payment of interest and full and ultimate payment of principal. Agency Mortgage Collateral also evidence undivided interests in pools of level-payment, fixed, variable, or adjustable rate, fully amortizing loans that are secured by first liens on one- to four-family residences residential properties (or in the case of Plan B FHLMC certificates, five or more units primarily designed for residential use) ('Agency Mortgage Collateral'). Agency Mortgage Collateral the following conditions apply:

           (1) For GNMA certificates backed by pools of graduated payment mortgages, levels are 20 points above established levels;

           (2) Qualifying 'large pool' FNMA mortgage-backed securities and FHLMC participation certificates are acceptable as eligible collateral. The eligible fixed-rate programs include FNMA MegaPools, FNMA Majors, FHLMC Multilender Swaps, and FHLMC Giant certificates. Eligible adjustable rate mortgage ('ARMs') programs include nonconvertible FNMA ARM MegaPools and FHLMC weighted average coupon ARM certificates. Eligible FHLMC Giant programs exclude interest-only and principal only stripped securities;

           (3) FNMA certificates backed by multifamily ARMs pegged to the 11th District Cost of Funds Index are acceptable as eligible collateral at 5 points above established levels; and

           (4) Multiclass REMICs issued by FNMA and FHLMC are acceptable as eligible collateral at the collateral levels established for CMOs.

        (F) Mortgage Pass-Through Certificates. Publicly issued instruments maintaining at least a AA- ratings by S&P. Certificates evidence proportional, undivided interests in pools of whole residential mortgage loans. Pass-through certificates backed by pools of convertible ARMs are acceptable as eligible collateral at 5 points above the levels established for pass-through certificates backed by fixed or non-convertible ARM pools.

        (G) Preferred Stocks. Preferred stocks that satisfy all of the following conditions:


           1. The preferred stock issue has a senior rating from S&P, or the preferred issue must be rated. In the case of Yankee preferred stock, the issuer should have a S&P senior rating of at least 'BBB-', or the preferred issue must be rated at least 'BBB-'.


           2. The issuer -- or if the issuer is a special purpose corporation, its parent -- is listed on either the New York Stock Exchange, the American Stock Exchange or NASDAQ if the traded par amount is less than $1,000. If the traded par amount is $1,000 or more exchange listing is not required.


           3. The collateral pays cash dividends denominated in U.S. dollars.


           4. Private placement 144A with registration rights are eligible assets.


           5. The minimum market capitalization of eligible issuers is US$100 million.


           Restrictions for floating-rate preferred stock:

               1. Holdings must be limited to stock with a dividend period of less than or equal to 49 days, except for a new issue, where the first dividend period may be up to 64 days.

               2. The floating-rate preferred stock may not have been subject to a failed auction.

           Restrictions for adjustable -- or auction-rate preferred stock:

               1. The total fair market value of adjustable-rate preferred stock held in the portfolio may not exceed 10% of eligible assets.

           Concentration Limits:

               2. Total issuer exposure in preferred stock of any one issuer is limited to 10% of the fair market value of eligible assets.

               3. Preferred stock rated below B- (including non-rated preferred stock) and preferred stock with a market cap of less than US$100 million are limited to no more than 15% of the fair market value of the eligible assets.



               4. Add 5 points to over-collateralization level for issuers with a senior rating or preferred stock rating of less than BBB-.



               5. Add 10 point to over-collateralization level of issuers with no senior rating, preferred stock rating or dividend history.


        (H) Common Stocks of REITs and Other Real Estate Companies. Common stocks of REITs and Other Real Estate Companies that satisfy all of the following conditions:

           (1) such common stock (including the common stock of any predecessor or constituent issuer) has been traded on a recognized national securities exchange or quoted on the National Market System (or any equivalent or successor thereto) of NASDAQ, but excluding '144a' or 'pink sheet' stock not carried in daily newspaper over-the-counter listings;

           (2) the market capitalization of such issuer of common stock exceeds $100 million;

           (3) the issuer of such common stock is not an entity that is treated as a partnership for federal income taxes;

           (4) if such issuer is organized under the laws of any jurisdiction other than the United States, any state thereof, any possession or territory thereof or the District of Columbia, the common stock of such issuer held by the Fund is traded on a recognized national securities exchange or quoted on the National Market System of NASDAQ either directly or in the form of depository receipts.


        Escrow Bonds may comprise 100% of the Fund's S&P Eligible Assets. Bonds that are legally defeased and secured by direct U.S. government obligations are not required to meet any minimum issuance size requirement. Bonds that are economically defeased or secured by other U.S. agency paper must meet the minimum issuance size requirement for the Fund described above. Bonds initially rated or rerated as an escrow bond by another Rating Agency are limited to 50% of the Fund's S&P Eligible Assets, and carry one full rating lower than the equivalent S&P rating for purposes of determining the applicable discount factors. Bonds economically defeased and either initially rated or rerated by S&P or another Rating Agency are assigned that same rating level as its debt issuer, and will remain in its original industry category unless it can be demonstrated that a legal defeasance has occurred.


        With respect to the above, the Fund portfolio must consist of no less than 20 issues representing no less than 10 industries as determined by the S&P Industry Classifications and S&P Real Estate Industry/Property sectors.


        For purposes of determining the discount factors applicable to collateral not rated by S&P, the collateral will carry an S&P rating one full rating level lower than the equivalent S&P rating.



        'S&P Exposure Period' shall mean the sum of (i) that number of days from the last Valuation Date on which the Fund's Discounted Value of S&P Eligible Assets were greater than the AMPS Basic Maintenance Amount to the Valuation Date on which the Fund's Discounted Value of S&P Eligible Assets failed to exceed the AMPS Basic Maintenance Amount, (ii) the maximum number of days following a Valuation Date that the Fund has under this Statement to cure any failure to maintain a Discounted Value of S&P Eligible Assets at least equal to the AMPS Basic Maintenance Amount, and (iii) the maximum number of days the Fund has to effect a mandatory redemption under Section 3(a)(ii) of
    Part I of the Articles Supplementary.


MOODY'S GUIDELINES

    For purposes of calculating the Discounted Value of the Fund's portfolio under current Moody's guidelines, the fair market value of portfolio securities eligible for consideration under such guidelines ('Moody's Eligible Assets') must be discounted by certain discount factors set forth below ('Moody's Discount Factors'). The Discounted Value of a portfolio security under Moody's guidelines is the Market Value thereof, determined as specified by Moody's, divided by the Moody's Discount Factor. The Moody's Discount Factor with respect to securities other than those described below will be the percentage provided in writing by Moody's.

    The following Discount Factors apply to portfolio holdings as described below, subject to diversification, issuer size and other requirements, in order to constitute Moody's Eligible Assets includable within the calculation of Discounted Value:

    (a) Preferred Stock and Common Stock of REITs and Other Real Estate
Companies:


                                                              DISCOUNT FACTOR(1)(2)(3)
                                                              ------------------------
Common stock of REITs and other real estate companies.......            154%
Preferred stock of REITs
    with Senior Implied Moody's (or S&P or Fitch) rating:...            154%
    without Senior Implied Moody's (or S&P or Fitch)
      rating:...............................................            208%
Preferred stock of Other Real Estate Companies
    with Senior Implied Moody's (or S&P or Fitch) rating:...            208%
    without Senior Implied Moody's (or S&P or Fitch)
      rating:...............................................            250%
Preferred Securities of non-real estate companies(4)(5).....
The Moody's Discount Factor for non-real estate preferred
  securities shall be
    (A) for preferred securities issued by a utility........            152%
    (B) for preferred securities of industrial and financial
        issuers and other issuers...........................            197%
    (C) for auction rate preferred securities...............            350%


---------

(1) A Discount Factor of 250% will be applied to those assets in a single Moody's Real Estate Industry/ Property Sector Classification which exceed 30% of Moody's Eligible Assets but are not greater than 35% of Moody's Eligible Assets.

(2) A Discount Factor of 250% will be applied if dividends on such securities have not been paid consistently (either quarterly or annually) over the previous three years, or for such shorter time period that such securities have been outstanding.


(3) A Discount Factor of 250% will be applied if the market capitalization (including common stock and preferred stock) of a real estate issuer is below $500 million.



(4) Applies to preferred securities which have a minimum issue size of $50 million.



(5) Non-real estate eligible preferred securities will be issued by investment grade companies having a senior unsecured debt rating that is Baa3 or higher by Moody's or BBB- by S&P or Fitch and pay dividends in U.S. Dollars or Euros. The market value of eligible non-cumulative preferred issues are subject to standard preferred stock discount factors multiplied by a factor of 1.10.

    (b) Debt Securities(1)(2)(3):



        The percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such assets, in accordance with the table set forth below.



TERM OF MATURITY OF DEBT SECURITY  Aaa     Aa     A     Baa     Ba     B     UNRATED(3)
---------------------------------  ---     --     -     ---     --     -     ----------
1 year or less.................    109%   112%   115%   118%   137%   150%      250%
2 years or less (but longer than
  1 year)......................    115%   118%   122%   125%   146%   160%      250%
3 years or less (but longer than
  2 years).....................    120%   123%   127%   131%   153%   168%      250%
4 years or less (but longer than
  3 years).....................    126%   129%   133%   138%   161%   176%      250%
5 years or less (but longer than
  4 years).....................    132%   135%   139%   144%   168%   185%      250%
7 years or less (but longer than
  5 years).....................    139%   143%   147%   152%   179%   197%      250%
10 years or less (but longer than
  7 years).....................    145%   150%   155%   160%   189%   208%      250%
15 years or less (but longer than
  10 years)....................    150%   155%   160%   165%   196%   216%      250%
20 years or less (but longer than
  15 years)....................    150%   155%   160%   165%   196%   228%      250%
30 years or less (but longer than
  20 years)....................    150%   155%   160%   165%   196%   229%      250%
Greater than 30 years..........    165%   173%   181%   189%   205%   240%      250%


---------

(1) The Moody's Discount Factors for debt securities shall also be applied to any interest rate swap or cap, in which case the rating of the counterparty shall determine the appropriate rating category.




(2) Corporate debt securities if (A) such securities provide for the periodic payment of interest in cash in U.S. dollars or euros, except that such securities that do not pay interest in U.S. dollars or euros shall be considered Moody's Eligible Assets if they are rated by Moody's or S&P or Fitch; (B) for debt securities rated Ba1 and below taken together with 'Unrated' securities, no more than 10% of the original amount of such issue may constitute Moody's Eligible Assets; (C) such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Directors, except that such securities that are not subject to U.S. federal securities laws shall be considered Moody's Eligible Assets if they are publicly traded; and (D) such securities are not subject to extended settlement.



(3) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Corporation's assets can be derived from other sources as well as combined with a number of sources as presented by the Corporation to Moody's, securities rated below B by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a corporate debt security is unrated by Moody's, S&P or Fitch, the Corporation will use the percentage set forth under 'Below B and Unrated' in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent.


    (c) U.S. Treasury Securities and U.S. Treasury Strips (as defined by
Moody's):


                                                 U.S. TREASURY SECURITIES
          REMAINING TERM TO MATURITY                 DISCOUNT FACTOR        U.S. TREASURY STRIPS
          --------------------------                 ---------------        --------------------
1 year or less.................................            107%                     107%
2 years or less (but longer than 1 year).......            113%                     114%
3 years or less (but longer than 2 years)......            118%                     120%
4 years or less (but longer than 3 years)......            123%                     127%
5 years or less (but longer than 4 years)......            128%                     133%
7 years or less (but longer than 5 years)......            135%                     145%
10 years or less (but longer than 7 years).....            141%                     159%
15 years or less (but longer than 10 years)....            146%                     184%
20 years or less (but longer than 15 years)....            154%                     211%
30 years or less (but longer than 20 years)....            154%                     236%


    (d) Short-Term Instruments and Cash.

    The Moody's Discount Factor applied to Moody's Eligible Assets that are short term money instruments (as defined by Moody's) will be (i) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within 49 days of the relevant valuation date, (ii) 102%, so long as such portfolio securities mature or have a demand feature at par not exercisable within 49 days of the relevant valuation date, and (iii) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1 by S&P and mature or have a demand feature at par exercisable within 49 days of the relevant valuation date. A Moody's Discount Factor of 100% will be applied to cash.


    (e) Rule 144A Debt or Preferred Securities:


        The Moody's Discount Factor applied to Rule 144A debt or preferred securities will be 130% of the Moody's Discount Factor which would apply were the securities registered under the Securities Act.


    (f) Convertible Securities:

                           MOODY'S RATING CATAGORY(1)


  INDUSTRY CATEGORY    Aaa     Aa     A     Baa     Ba     B      NR
  -----------------    ---     --     -     ---     --     -      --
Utility..............  162%   167%   172%   188%   195%   199%   300%
Industrial...........  256%   261%   266%   282%   290%   293%   300%
Financial............  233%   238%   243%   259%   265%   270%   300%
Transportation.......  332%   337%   342%   358%   365%   369%   370%


---------




(1) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Fund's assets can be derived from other sources as well as combined with a number of sources as presented by the Fund to Moody's, securities rated below B by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a corporate debt security is unrated by Moody's, S&P or Fitch, the Fund will use the percentage set forth under 'Below B and Unrated' in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent.


    Under current Moody's guidelines, the following are considered to be Moody's Eligible Assets:


        (i) Common Stock, Preferred Stock and any debt security of REITs and Other Real Estate Companies and Preferred Stock and debt securities of non real estate companies: (A) which comprise at least 7 of the total number of Moody's Real Estate Industry/ Property Sector Classifications ('Moody's Sector Classifications') and Moody's Industry Classification, of which no more than 35% may constitute a single such classification; (B) which in the aggregate constitute at least 40 separate issues of common stock, preferred stock, and debt securities, issued by at least 30 issuers; (C) issued by a single issuer which in the aggregate constitute no more than 6.0% of the Market Value of Moody's Eligible Assets, and (D) issued by a single issuer which, with respect to 50% of the Market Value of Moody's Eligible Assets, constitute in the aggregate no more than 5% of Market Value of Moody's Eligible Assets; (ii) Unrated debt securities issued by an issuer which:
    (A) has not filed for bankruptcy within the past three years; (B) is current on all principal and interest on its fixed income obligations; (C) is current on all preferred stock dividends; (D) possesses a current, unqualified auditor's report without qualified, explanatory language; and
    (E) in the aggregate taken together with securities rated Ba1 by Moody's, or comparable by S&P or Fitch, and below do not exceed 10% of the discounted Moody's Eligible Assets;



        (iii) Interest rate swaps entered into according to International Swap Dealers Association ('ISDA') standards if (A) the counterparty to the swap transaction has a short-term rating of P-1 by Moody's or A-1 by S&P or, if the counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is A3 or higher by Moody's or A+ or higher by S&P; (B) the original aggregate notional amount of the interest rate swap transaction or transactions is not to be greater than the liquidation preference of the AMPS originally issued; (C) the interest rate swap transaction will be marked-to-market daily; (D) an interest rate swap that is in-the-money is discounted at the counterparty's corporate debt rating for the maturity of the swap for purposes of calculating Moody's Eligible Assets; and (E) an interest rate swap that is out-of-the money includes that negative mark-to-market amount as indebtedness for purposes of calculating the Preferred Shares Basic Maintenance amount.


        (iv) U.S. Treasury Securities and Treasury Strips (as defined by
    Moody's);

        (v) Short-Term Money Market Instruments so long as (A) such securities are rated at least P-1, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or (C) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P and not rated by Moody's) need not meet any otherwise applicable Moody's rating criteria; and

        (vi) Cash (including, for this purpose, interest and dividends due on assets rated (A) Baa3 or higher by Moody's if the payment date is within five Business Days of the Valuation Date, (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and (C) A1 or higher if the payment date is within 49 days of the relevant valuation date) and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are (1) settled through clearing house firms with respect to which the Corporation has received prior written authorization from Moody's or (2) with counterparties having a Moody's long-term debt rating of at least Baa3 or (3) with counterparties having a Moody's Short-Term Money Market Instrument rating of at least P-1.

    See the Articles Supplementary of the Fund for further detail on the above Moody's Rating Agency Guidelines and for a description of Moody's Eligible Assets.

    The foregoing Rating Agency Guidelines are subject to change from time to time. The Fund may, but it is not required to, adopt any such change. Nationally recognized rating agencies other than S&P and Moody's may also from time to time rate the Preferred Securities; any nationally recognized rating agency providing a rating for the Preferred Securities may, at any time, change or withdraw any such rating.

                             U.S. FEDERAL TAXATION

    The following is only a summary of certain U.S. federal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the following discussion is not intended as a substitute for careful tax planning. Shareholders should consult with their own tax advisers regarding the specific federal, state, local, foreign and other tax consequences of investing in the Fund.

TAXATION OF THE FUND

    The Fund intends to elect to be taxed as, and to qualify annually as, a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on the portion of its investment company taxable income (as that term is defined in the Code, but determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income and any net tax-exempt interest income for the taxable year (the 'Distribution Requirement'), and satisfies certain other requirements of the Code that are described below. The Fund intends to make sufficient distributions of its investment company taxable income each taxable year to meet the Distribution Requirement.

    In addition to satisfying the Distribution Requirement and an asset diversification requirement discussed below, a regulated investment company must derive at least 90% of its gross income for each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

    In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of any such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of any such issuer), and no more than 25% of the value of its total assets may be invested in the securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer, or of two or more issuers which the Fund controls and which are engaged in the same or similar or related trades or businesses.


    Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund will be required (i) to suspend distributions to Common Shareholders, and (ii) under certain circumstances to partially redeem the AMPS in order to maintain or restore the requisite asset coverage, either of which could prevent the Fund from making distributions required to qualify as a regulated investment company for U.S. federal income tax purposes and to avoid the excise taxes discussed below. Depending on the size of the Fund's assets relative to its outstanding senior securities, redemption under certain circumstances of the AMPS might restore asset coverage. If asset coverage were restored, the Fund would again be able to pay dividends and depending on the circumstances, could requalify or avoid disqualification as a regulated investment company and avoid the excise taxes discussed below.


    If for any taxable year the Fund does not qualify as a regulated investment company or satisfy the Distribution Requirement, all of its taxable income (including its net capital gain) will be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible (i) for the DRD in the case of corporate shareholders and (ii) for treatment as qualified dividend income in the case of individual shareholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

    A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in a calendar year an amount equal to the sum of (1) 98% of its ordinary taxable income for the calendar year, (2) 98% of its capital gain net income (i.e., capital gains in excess of capital losses) for the one-year period ended on October 31 of such calendar year, and (3) any ordinary taxable income and capital gain net income for previous years that was not distributed or taxed to the regulated investment company during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxed to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent the application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

DISTRIBUTIONS


    Dividends paid out of the Fund's current or accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable to shareholders as ordinary income. If a portion of the Fund's income consists of qualifying dividends paid by U.S. corporations (other than REITs), a portion of the dividends paid by the Fund to corporate shareholders, if properly designated, may be eligible for the DRD. In addition, for taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met. The Fund does not expect a significant portion of Fund distributions to be eligible for the DRD or derived from qualified dividend income.


    The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it generally will be taxable to individual shareholders at long-term capital gains rates regardless of the length of time the shareholders have held their shares. Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate tax rate. In such event, it is expected that the Fund also will elect to treat such gain as having been distributed to shareholders. As a result, each shareholder will be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, will be entitled to claim a tax credit for his or her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his or her shares by an amount equal to the deemed distribution less the tax credit.

    Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.

    Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his or her shares; any such return of capital distributions in excess of the shareholder's tax basis will be treated as gain from the sale of his or her shares, as discussed below.


    If the NAV at the time a shareholder purchases shares of the Fund reflects undistributed income or gain, distributions of such amounts will be taxable to the shareholder in the manner described above, even though such distributions economically constitute a return of capital to the shareholder.



    The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the DRD and qualified dividend income) based upon the percentage of total dividends paid out of current or accumulated earnings and profits to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends, dividends qualifying for the DRD and dividends derived from qualified dividend income, if any, between its Common Shares, Series M7 AMPS, Series T7 AMPS, Series W7 AMPS, Series TH7 AMPS, Series F7 AMPS, Series W28A AMPS, Series W28B AMPS and Series W28C AMPS in proportion to the total dividends paid out of current or accumulated earnings and profits to each class with respect to such tax year. Distributions in excess of the Fund's current and accumulated earnings and profits, if any, however, will not be allocated proportionately among the Common Shares, Series M7 AMPS, Series T7 AMPS, Series W7 AMPS, Series TH7 AMPS, Series F7 AMPS, Series W28A AMPS, Series W28B AMPS and Series W28C AMPS. Since the Fund's current and accumulated earnings and profits will first be used to pay dividends on the AMPS, distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of Common Shares.


SALE OF SHARES

    A shareholder generally will recognize gain or loss on the sale or exchange of shares of the Fund in an amount equal to the difference between the proceeds of the sale and the shareholder's adjusted tax basis in the shares. In general, any such gain or loss will be considered capital gain or loss if the shares are held as capital assets, and gain or loss will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. However, any capital loss arising from the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder (or amounts credited to the shareholder as undistributed capital gains) with respect to such shares. Also, any loss realized on a sale or exchange of shares will be disallowed to the extent the shares disposed of are replaced with other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such case, the tax basis of the acquired shares will be adjusted to reflect the disallowed loss.

NATURE OF FUND'S INVESTMENTS

    Certain of the Fund's investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

ORIGINAL ISSUE DISCOUNT SECURITIES

    Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the 'original issue discount') each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS

    The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ('REMICs'). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an 'excess inclusion') will be subject to U.S. federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a 'disqualified organization' (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest U.S. federal income tax rate imposed on corporations. The Investment Manager does not intend on behalf of the Fund to invest in REITs, a substantial portion of the assets of which consists of residual interests in REMICs.


INVESTMENTS IN SECURITIES OF UNCERTAIN TAX CHARACTER



    The Fund may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.



BORROWINGS



    If the Fund utilizes leverage through borrowing, it may be restricted by loan covenants with respect to the declaration of, and payment of, dividends in certain circumstances. Limits on the Fund's payments of dividends may prevent the Fund from meeting the distribution requirements, described above, and may, therefore, jeopardize the Fund's qualification for taxation as a regulated investment company and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.



INVESTMENT IN NON-U.S. SECURITIES



    The Fund's investment in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund.



    In addition, if the Fund acquires an equity interest in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income ('passive foreign investment companies'), the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. An election would generally be available to ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of capital gains as ordinary income. The Fund intends to manage its holdings to limit the tax liability from these investments.


BACKUP WITHHOLDING


    If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to 'backup withholding,' the shareholder may be subject to a 'backup withholding' tax with respect to (1) taxable dividends and (2) the proceeds of any sales or repurchases of AMPS. An individual's taxpayer identification number is generally his or her social security number. Corporate shareholders and other shareholders specified in the Code or the Treasury regulations promulgated thereunder are exempt from backup withholding. Backup withholding is not an additional tax and any amounts withheld will be allowed as a refund or a credit against a taxpayer's U.S. federal income tax liability if the appropriate information is provided to the IRS.



FOREIGN SHAREHOLDERS


    U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ('foreign shareholder') depends on whether the income of the Fund is 'effectively connected' with a U.S. trade or business carried on by the shareholder.

    Income Not Effectively Connected. If the income from the Fund is not 'effectively connected' with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any excess inclusion income allocated to the shareholder (see 'U.S. Federal Taxation -- Investments in Real Estate Investment Trusts' above)), which tax is generally withheld from such distributions.


    Capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. federal withholding tax at the rate of 30% (or lower treaty rate) unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. federal income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. federal withholding tax. In the case of a foreign shareholder who is a nonresident alien individual, the Fund may be required to backup withhold U.S. federal income tax on distributions of net capital gain unless the foreign shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See 'U.S. Federal Taxation -- Backup Withholding' above. Any gain that a foreign shareholder realizes upon the sale or exchange of such shareholder's shares of the Fund will ordinarily be exempt from U.S. federal withholding tax unless (i) in the case of a shareholder that is a nonresident alien individual, the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (ii) at any time during the shorter of the period during which the foreign shareholder held such shares of the Fund and the five year period ending on the date of the disposition of those shares, the Fund was a 'U.S. real property holding corporation' and the foreign shareholder actually or constructively held more than 5% of the shares of the same class, in which event described in (ii), the gain would be taxed in the same manner as for a U.S. shareholder as discussed above and a 10% U.S. federal withholding tax generally would be imposed on the amount realized on the disposition of such shares and credited against the foreign shareholder's U.S. federal income tax liability on such disposition. A corporation is a 'U.S. real property holding corporation' if the fair market value of its U.S. real property interests equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. In the case of the Fund, U.S. real property interests include interests in stock in U.S. real property holding corporations (other than stock of a REIT controlled by U.S. persons and holdings of 5% or less in the stock of publicly traded U.S. real property holding corporations) and certain participating debt securities.


    Income Effectively Connected. If the income from the Fund is 'effectively connected' with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

TAX SHELTER REPORTING REGULATIONS



    Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.


EFFECT OF FUTURE LEGISLATION; OTHER TAX CONSIDERATIONS

    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions and considerations discussed herein.


    Distributions to shareholders also may be subject to state, local and foreign taxes, depending upon each shareholder's particular situation. Shareholders are urged to consult their tax advisers as to the particular consequences to them of an investment in the Fund.




                       PERFORMANCE DATA AND INDEX RETURNS

    From time to time, the Fund may quote the Fund's total return, aggregate total return or yield in advertisements or in reports and other communications to shareholders. The Fund's performance will vary depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

AVERAGE ANNUAL TOTAL RETURN

    The Fund's 'average annual total return' figures described in the prospectus are computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                           P(1 + T)'pp'n = ERV

  Where: P = a hypothetical initial payment of $1,000
         T = average annual total return
         n = number of years
       ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5-, or 10-year period at the end of a 1-, 5-, or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

YIELD

    Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ('net investment income') and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                                    a-b
                       =    ---------------------
                            2[(cd + 1)'pp'6  -  1]

  Where: a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

    In reports or other communications to shareholders of the Fund or in advertising materials, the Fund may compare its performance with that of (i) other investment companies listed in the rankings prepared by Lipper Analytical Services, Inc., publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today or other industry or financial publications or (ii) the Standard and Poor's Index of 500 Stocks, the Dow Jones Industrial Average, Dow Jones Utility Index, the National Association of Real Estate Investment Trusts (NAREIT) Equity REIT Index, the Salomon Brothers Broad Investment Grade Bond Index (BIG), Morgan Stanley Capital International Europe Australia Far East (MSCI EAFE) Index, the NASDAQ Composite Index, and other relevant indices and industry publications. The Fund may also compare the historical volatility of its portfolio to the volatility of such indices during the same time periods. (Volatility is a generally accepted barometer of the market risk associated with a portfolio of securities and is generally measured in comparison to the stock market as a whole -- the beta -- or in absolute terms -- the standard deviation.)

    Marketing materials for the Fund may make reference to other closed-end investment companies for which the Investment Manager serves as investment adviser. The past performance of any other Cohen & Steers Fund is not a guarantee of future performance for the Fund.

                                    EXPERTS


    PricewaterhouseCoopers LLP has been appointed as independent accountants for the Fund. The statement of assets and liabilities of the Fund as of June 6, 2003 included in this statement of additional information has been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given the authority of the firm as experts in auditing and accounting.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholder and Board of Directors of COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.:


In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of Cohen & Steers REIT and Preferred Income Fund, Inc. (the 'Fund') at June 6, 2003 in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



New York, New York
June 9, 2003

                COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.
            STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 6, 2003 (AUDITED)


Assets:
    Cash....................................................  $100,275
    Deferred Offering Costs.................................   885,000
                                                              --------
        Total Assets........................................   985,275
                                                              --------
Liabilities
    Accrued expenses........................................   885,000
                                                              --------
        Total Liabilities...................................   885,000
                                                              --------
Net Assets applicable to 4,200 shares of $.001 par value
  common stock outstanding..................................  $100,275
                                                              --------
                                                              --------
Net asset value per Common Shares outstanding ($100,275
  divided by 4,200 Common shares outstanding)...............  $  23.88
                                                              --------
                                                              --------


NOTES TO FINANCIAL STATEMENT


NOTE 1: ORGANIZATION


    Cohen & Steers REIT and Preferred Income Fund, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on March 25, 2003 and is registered under the Investment Company Act of 1940 (the 'Act'), as amended, as a closed-end non-diversified management investment company. The Fund has been inactive since that date except for matters relating to the Fund's establishment, designation, registration of the Fund's shares of common stock ('Shares') under the Securities Act of 1933, and the sale of 4,200 shares ('Initial Shares') for $100,275 to Cohen & Steers Capital Management, Inc. (the 'Adviser'). The proceeds of such Initial Shares in the Fund were invested in cash. There are 100,000,000 shares of $.001 par value common stock authorized.



    Cohen & Steers Capital Management, Inc. has agreed to pay all organization expenses (approximately $15,000) and pay all offering costs (other than the sales load) that exceed $.05 per Common Share.


NOTE 2: ACCOUNTING POLICIES


    The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates. In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.


NOTE 3: INVESTMENT MANAGEMENT AGREEMENT


    The Fund has entered into an Investment Management Agreement with the Adviser, under which the Adviser will provide general investment advisory and administrative services for the Fund. For providing these services, facilities and for bearing the related expenses, the Adviser will receive a fee from the Fund, accrued daily and paid monthly, at an annual rate equal to .65% of the average daily managed assets. Managed assets is the net asset value of the Common Shares plus the liquidation preference of any AMPS and the principal amount of any borrowings used for leverage.

                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 2003 (UNAUDITED)



                                                             NUMBER        VALUE         DIVIDEND
                                                            OF SHARES     (NOTE 1)        YIELD(a)
                                                            ---------     --------        ------
Equities                                          10.53%
  Common Stock                                     8.88%
    Diversified                                    0.62%
        Colonial Properties Trust........................     35,600    $  1,252,764       7.56%
        iStar Financial..................................     50,000       1,825,000       7.26
        Vornado Realty Trust.............................     75,100       3,274,360       6.24
                                                                        ------------
                                                                           6,352,124
                                                                        ------------
    Health Care                                    0.97%
        Health Care Property Investors...................    149,200       6,318,620       7.84
        Nationwide Health Properties.....................      3,200          50,976       9.29
        Ventas...........................................    235,000       3,560,250       7.06
                                                                        ------------
                                                                           9,929,846
                                                                        ------------
    Industrial                                     0.23%
        First Industrial Realty Trust....................     75,000       2,370,000       8.67
                                                                        ------------
    Office                                         2.64%
        CarrAmerica Realty Corp. ........................    155,000       4,310,550       7.19
        Equity Office Properties Trust...................    172,600       4,661,926       7.40
        Highwoods Properties.............................     25,500         568,650       7.62
        Mack-Cali Realty Corp. ..........................    110,100       4,005,438       6.93
        Maguire Properties...............................    694,200      13,363,350       8.31
                                                                        ------------
                                                                          26,909,914
                                                                        ------------
    Office/Industrial                              0.24%
        Liberty Property Trust...........................     67,200       2,325,120       6.94
        Mission West Properties..........................      7,400          84,138       8.44
                                                                        ------------
                                                                           2,409,258
                                                                        ------------
    Residential -- Apartment                       2.36%
        Archstone-Smith Trust............................    669,800      16,075,200       7.13
        AvalonBay Communities............................     99,100       4,225,624       6.57
        Camden Property Trust............................     73,800       2,579,310       7.27
        Gables Residential Trust.........................     35,600       1,076,188       7.97
        Mid-America Apartment Communities................      1,800          48,618       8.66
                                                                        ------------
                                                                          24,004,940
                                                                        ------------
    Self Storage                                   0.01%
        Sovran Self Storage..............................      3,500         110,250       7.62
                                                                        ------------
    Shopping Center                                1.81%
      Community Center                             0.75%
        Heritage Property Investment Trust...............     47,100       1,275,468       7.75
        New Plan Excel Realty Trust......................    295,300       6,304,655       7.73
        Ramco-Gershenson Properties Trust................        800          18,640       7.21
                                                                        ------------
                                                                           7,598,763
                                                                        ------------
      Regional Mall                                1.06%
        Glimcher Realty Trust............................     81,800       1,832,320       8.57
        Macerich Co. ....................................    215,200       7,559,976       6.49
        Mills Corp. .....................................     43,200       1,449,360       6.74
                                                                        ------------
                                                                          10,841,656
                                                                        ------------
        Total Shopping Center............................                 18,440,419
                                                                        ------------
            Total Common Stock (Identified cost --
              $90,252,424)...............................                 90,526,751
                                                                        ------------



----------------



(a) Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades.



           See accompanying notes to unaudited financial statements.

                                                             NUMBER        VALUE         DIVIDEND
                                                            OF SHARES     (NOTE 1)        YIELD
                                                            ---------     --------        ------
Preferred Securities                                1.65%
    Auto Manufacturing                              0.03%
        Ford Motor Co., 7.40% Series (CORTS).............      9,400    $    231,522       7.51%
        Ford Motor Co., 8.00% Series (CORTS).............        100           2,510       7.97
        Ford Motor Co., 8.125% Series (SATURNS)..........      4,000         101,040       8.04
                                                                        ------------
                                                                             335,072
                                                                        ------------
    Cable/Media                                     0.01%
        AOL Time Warner, 7.625%, Series A-1 (CABCO)......      1,900          48,640       7.46
                                                                        ------------
    Commercial Bank -- Central U.S.                 0.08%
        Old Second Bancorp Capital Trust I, 7.80%........     70,000         759,500       7.19
                                                                        ------------
    Diversified Telecommunications                  0.05%
        Telephone & Data Systems, 7.60%, Series A........     17,800         467,428       7.24
                                                                        ------------
    Finance -- Credit Card                          0.01%
        MBNA Capital, 8.125%, Series D...................      4,900         130,144       7.64
                                                                        ------------
    Property/Casualty Insurance                     0.78%
        Ace Ltd., 7.80%, Series C........................    300,000       7,903,140       7.25
                                                                        ------------
    Real Estate                                     0.50%
        Health Care REIT, 7.875%, Series D...............    100,000       2,500,000       7.88
        Mills Corp., 8.75%, Series E.....................    100,000       2,645,000       8.28
                                                                        ------------
                                                                           5,145,000
                                                                        ------------
    Reinsurance                                     0.19%
        PartnerRe Ltd., 6.75%, Series C..................     65,000       1,688,700       6.51
        RenaissanceRe Holdings Ltd., 7.30%, Series B.....     11,000         292,600       6.88
                                                                        ------------
                                                                           1,981,300
                                                                        ------------
            Total Preferred Securities
              (Identified cost -- $16,615,890)...........                 16,770,224
                                                                        ------------
            Total Equities (Identified
              cost -- $106,868,314)......................                107,296,975
                                                                        ------------



                                                                   PRINCIPAL         VALUE
                                                                     AMOUNT         (NOTE 1)
                                                                     ------         --------
Commercial Paper                                       70.63%
        AIG Funding, 1.13%, due 7/1/03.........................   $ 48,000,000   $   48,000,000
        American Express Credit Corp., 1.05%, due 7/1/03.......     48,000,000       48,000,000
        American General Financial Corp., 1.13%, due 7/1/03....     48,000,000       48,000,000
        BNP Paribas Financial, 1.13%, due 7/1/03...............     48,000,000       48,000,000
        Citigroup, 1.13%, due 7/1/03...........................     48,000,000       48,000,000
        Clipper Receivables, 0.92%, due 7/3/03.................     96,000,000       95,995,093
        General Electric Capital Corp., 1.13%, due 7/1/03......     48,000,000       48,000,000
        Household Finance Corp., 1.13%, due 7/1/03.............     48,000,000       48,000,000
        National Australia Funding, 1.13%, due 7/1/03..........     48,000,000       48,000,000
        Prudential Funding Corp., 1.00%, due 7/1/03............     48,000,000       48,000,000
        San Paolo U.S. Finance Co., 1.13%, due 7/1/03..........     48,000,000       48,000,000
        State Street Boston Corp., 1.13%, due 7/1/03...........     48,000,000       48,000,000
        Total Fina Elf Capital, 1.13%, due 7/1/03..............     48,000,000       48,000,000
        UBS Financial, 1.13%, due 7/1/03.......................     48,000,000       48,000,000
                                                                                 --------------
            Total Commercial Paper (Identified
              cost -- $719,995,093)............................                     719,995,093
                                                                                 --------------



-------------------
(CORTS) Corporate Trust Securities.
(SATURNS) Structured Asset Trust Unit Repackagings.
(CABCO) Corporate Assets Backed Corporation.



           See accompanying notes to unaudited financial statements.

                                                                   PRINCIPAL         VALUE
                                                                     AMOUNT         (NOTE 1)
                                                                     ------         --------
Short Term -- U.S. Government                            25.74%
        Federal Home Loan Bank, 0.70%, due 7/1/03..............   $132,340,000   $  132,340,000
        Federal National Mortgage Association, 0.70%,
          due 7/1/03...........................................    130,000,000      130,000,000
                                                                                 --------------
            Total Short Term -- U.S. Government
              (Identified cost -- $262,340,000)................                     262,340,000
                                                                                 --------------
Total Investments (Identified cost -- $1,089,203,407).. 106.90%                   1,089,632,068
Liabilities in Excess of Other Assets .................  (6.90)%                    (70,335,552)
                                                                                 --------------
Net Assets (Equivalent to $23.84 per share based on
  42,754,200 shares of capital stock outstanding) ..... 100.00%                  $1,019,296,516
                                                                                 --------------
                                                                                 --------------



           See accompanying notes to unaudited financial statements.

                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 2003 (UNAUDITED)



ASSETS:
    Investments in securities, at value (Identified
      cost -- $1,089,203,407) (Note 1)......................  $1,089,632,068
    Cash....................................................          25,081
    Dividends and interest receivable.......................         234,334
                                                              --------------
        Total Assets........................................   1,089,891,483
                                                              --------------
LIABILITIES:
    Payable for investment securities purchased.............      68,723,551
    Payable for original fund offering costs................       1,782,675
    Payable to investment manager...........................          72,565
    Other liabilities.......................................          16,176
                                                              --------------
        Total Liabilities...................................      70,594,967
                                                              --------------
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES................  $1,019,296,516
                                                              --------------
                                                              --------------
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES consist of:
    Paid-in Capital (Notes 1 and 5).........................  $1,018,619,025
    Undistributed net investment income.....................         248,830
    Net unrealized appreciation on investments..............         428,661
                                                              --------------
                                                              $1,019,296,516
                                                              --------------
                                                              --------------
NET ASSET VALUE PER COMMON SHARE:
  ($1,019,296,516[div]42,754,200 shares outstanding)........  $        23.84
                                                              --------------
                                                              --------------
MARKET PRICE PER COMMON SHARE...............................  $        25.05
                                                              --------------
                                                              --------------
MARKET PRICE PREMIUM TO NET ASSET VALUE PER COMMON SHARE....            5.08%
                                                              --------------
                                                              --------------



                            STATEMENT OF OPERATIONS
        FOR THE PERIOD JUNE 27, 2003(a) THROUGH JUNE 30, 2003 (UNAUDITED)



Investment Income (Note 1):
    Dividend income.........................................  $234,333
    Interest income.........................................   103,238
                                                              --------
        Total Income........................................   337,571
                                                              --------
Expenses:
    Investment management fees (Note 2).....................    72,565
    Administration fees (Note 2)............................     8,572
    Reports to shareholders.................................     2,553
    Custodian fees and expenses.............................     2,330
    Professional fees.......................................     1,713
    Directors' fees and expenses (Note 2)...................       521
    Transfer agent fees and expenses........................       319
    Miscellaneous...........................................       168
                                                              --------
        Total Expenses......................................    88,741
                                                              --------
Net Investment Income.......................................   248,830
                                                              --------
Net Unrealized Gain on Investments:
    Net unrealized appreciation on investments..............   428,661
                                                              --------
Net Increase in Net Assets Resulting from Operations........  $677,491
                                                              --------
                                                              --------



--------



(a) Commencement of operations.



            See accompanying notes to unaudited financial statements

                 STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)



                                                                FOR THE PERIOD
                                                                JUNE 27, 2003(a)
                                                                   THROUGH
                                                                JUNE 30, 2003
                                                                -------------
Change in Net Assets:
    From Operations:
        Net investment income...............................    $      248,830
        Net unrealized appreciation on investments..........           428,661
                                                                --------------
            Net increase in net assets resulting from
              operations....................................           677,491
                                                                --------------
    Capital Stock Transactions (Note 5):
        Increase in net assets from fund share
          transactions......................................     1,018,518,750
                                                                --------------
            Total increase in net assets....................     1,019,196,241
    Net Assets:
        Beginning of period.................................           100,275
                                                                --------------
        End of period.......................................    $1,019,296,516
                                                                --------------
                                                                --------------



                              FINANCIAL HIGHLIGHTS
                                  (UNAUDITED)





                                                              FOR THE PERIOD
                                                              JUNE 27, 2003(a)
                                                                  THROUGH
                                                               JUNE 30, 2003
PER SHARE OPERATING PERFORMANCE:                               -------------
Net asset value, beginning of period........................     $  23.88
                                                                 --------
Income from investment operations:
    Net investment income...................................         0.00
    Net unrealized gain on investments......................         0.01
                                                                 --------
        Total income from investment operations.............         0.01
                                                                 --------
Less: Offering costs charged to paid-in capital.............        (0.05)
                                                                 --------
Net decrease in net asset value.............................        (0.04)
                                                                 --------
Net asset value, end of period..............................     $  23.84
                                                                 --------
                                                                 --------
Market value, end of period.................................     $  25.05
                                                                 --------
                                                                 --------
Net asset value total return(b).............................       - 0.15%(c)
                                                                 --------
                                                                 --------
Market value return(b)......................................         0.20%(c)
                                                                 --------
                                                                 --------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions).                          1,019.3
                                                                 --------
                                                                 --------
Ratio of expenses to average daily net assets...............         0.79%(d)
                                                                 --------
                                                                 --------
Ratio of net investment income to average daily net
  assets....................................................         2.23%(d)
                                                                 --------
                                                                 --------
Portfolio turnover rate.....................................         0.00%(c)
                                                                 --------
                                                                 --------



-------------------



(a) Commencement of operations.


(b) Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.


(c) Not annualized.


(d) Annualized.



            See accompanying notes to unaudited financial statements

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)



NOTE 1. SIGNIFICANT ACCOUNTING POLICIES



    Cohen & Steers REIT and Preferred Income Fund, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on March 25, 2003 and is registered under the Investment Company Act of 1940, as amended, as a closed-end, nondiversified management investment company. The Fund had no operations until June 6, 2003 when it sold 4,200 shares of common stock for $100,275 to Cohen & Steers Capital Management, Inc. (the investment manager). Investment operations commenced on June 27, 2003.



    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.



    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the board of directors shall determine in good faith to reflect its fair market value.



    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.



    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment manager to be over-the-counter, but excluding securities admitted to trading on the Nasdaq national list, are valued at the official closing prices as reported by Nasdaq, the National Quotations Bureau or such other comparable sources as the board of directors deems appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the board of directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the board of directors believes reflect most closely the value of such securities.



    Short-term debt securities, which have a maturity of 60 days or less, are valued at amortized cost which approximates value.



    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Discounts and premiums of securities purchased are amortized using the scientific method over their respective lives.



    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid to Common Shareholders monthly. Dividends to shareholders are recorded on the ex-dividend date. A portion of the Fund's dividend may consist of amounts in excess of net investment income derived from nontaxable components of the dividends from the Fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.



    Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principals.

    Indemnifications: In the normal course of business the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unkown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.



    Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.



NOTE 2. INVESTMENT MANAGEMENT FEES, ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES



    Investment Management Fees: Cohen & Steers Capital Management, Inc. (the 'Investment Manager') serves as the investment manager to the fund, pursuant to an investment management agreement (the 'Management Agreement'). The Investment Manager furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund and generally manages the Fund's investments in accordance with the stated polices of the Fund, subject to the general supervision of the board of directors of the Fund. The investment manager also performs certain administrative services for the Fund.



    For the services under the management agreement, the Fund pays the Investment Manager a monthly management fee, computed daily and payable monthly at an annual rate of 0.65% of the Fund's average daily managed asset value. Managed asset value is the net asset value of the common shares plus the liquidation preference of any Fund preferred shares. For the period June 27, 2003 (commencement of operations) through June 30, 2003, the fund incurred investment management fees of $72,565.



    Administration Fees: Pursuant to an administration agreement, the Investment Manager also performs certain administrative and accounting functions for the Fund and receives a fee equal to, on an annual basis, 0.06% of the Fund's average daily managed assets up to $1 billion, 0.04% of the Fund's average daily managed assets in excess of $1 billion up to $1.5 billion and 0.02% of the Fund's average daily managed assets in excess of $1.5 billion. For the period June 27, 2003 (commencement of operations) through June 30, 2003, the Fund incurred $6,657 in administration fees.



    Director's Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the Investment Manager. None of the directors and officers so affiliated received compensation for their services. For the period June 27, 2003 (commencement of operations) through June 30, 2003, fees and related expenses accrued for nonaffiliated directors totaled $521.



NOTE 3. PURCHASES AND SALES OF SECURITIES



    Purchases and sales of securities, excluding short-term investments, for the period June 27, 2003 (commencement of operations) through June 30, 2003, totaled $106,868,314 and $0, respectively.



NOTE 4. INCOME TAXES



    At June 30, 2003 the cost of investments and net unrealized appreciation for federal income tax purposes were as follows:



Aggregate cost..............................................  $1,089,203,407
                                                              --------------
                                                              --------------
Gross unrealized appreciation...............................  $      612,198
Gross unrealized depreciation...............................        (183,537)
                                                              --------------
Net unrealized appreciation on investments..................  $      428,661
                                                              --------------
                                                              --------------



    Net investment income and net realized gains differ for financial statement and tax purposes primarily due to return of capital and capital gain distributions received by the fund on portfolio securities. To the extent such differences are permanent in nature, such amounts are reclassified within the capital accounts. Short-term capital gains are reflected in the financial statements as realized gains on investments but are typically reclassified as ordinary income for tax purposes.

NOTE 5. CAPITAL STOCK



    On June 27, 2003, the Fund completed the initial public offering of 42,750,000 shares of common stock. Proceeds paid to the Fund amounted to $1,018,518,750 after deduction of underwriting commissions and offering expenses of $50,231,250.



NOTE 6. SUBSEQUENT EVENTS



    On July 17, 2003, the Fund completed a subsequent offering of 2,500,000 shares of common stock. Proceeds paid to the Fund amounted to $59,562,500 after deduction of underwriting commissions and offering expenses of $2,937,500.



    On August 5, 2003, the Fund completed a subsequent offering of 2,940,000 shares of common stock. Proceeds paid to the Fund amounted to $70,045,500 after deduction of underwriting commissions and offering expenses of $3,454,500.

    On August 4, 2003, the Fund entered into, on a forward basis, two interest rate swap transactions with UBS AG. The notional amount of each swap is $58,125,000. The purpose of these transactions was to lock in a payment rate on these swaps in anticipation of the Fund's projected issuance of AMPS. The swaps are intended to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the Fund's Common Shares as a result of the leverage created by the issuance of the AMPS.

                                                                      APPENDIX A

                             RATINGS OF INVESTMENTS

    Description of certain ratings assigned by S&P and Moody's:

S&P

LONG-TERM

    'AAA' -- An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

    'AA' -- An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

    'A' -- An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

    'BBB' -- An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    'BB,' 'B,' 'CCC,' 'CC,' and 'C' -- Obligations rated 'BB,' 'B,' 'CCC,' 'CC,' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    'BB' -- An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    'B' -- An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB,' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    'CCC' -- An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    'CC' -- An obligation rated 'CC' is currently highly vulnerable to nonpayment.

    'C' -- A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

    'D' -- An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    'r' -- The symbol 'r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

    'N.R.' -- The designation 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

    Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

SHORT-TERM

    'A-1' -- A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

    'A-2' -- A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

    'A-3' -- A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    'B' -- A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet is financial commitment on the obligation.

    'C' -- A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

    'D' -- A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

MOODY'S

LONG-TERM

    'Aaa' -- Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edged.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    'Aa' -- Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

    'A' -- Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

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    'Baa' -- Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    'Ba' -- Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    'B' -- Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    'Caa' -- Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    'Ca' -- Bonds rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    'C' -- Bonds rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

PRIME RATING SYSTEM (SHORT-TERM)

    Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

        Leading market positions in well-established industries.

        High rates of return on funds employed.

        Conservative capitalization structure with moderate reliance on debt and ample asset protection.

        Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

        Well-established access to a range of financial markets and assured sources of alternate liquidity.

    Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

    Issuers rated Not Prime do not fall within any of the Prime rating categories.

                                                                      APPENDIX B

                             ARTICLES SUPPLEMENTARY


              COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.
      Articles Supplementary Creating And Fixing The Rights of Series M7, Series T7, Series W7, Series TH7, Series F7, Series W28A, Series W28B and
                                  Series W28C
                    Taxable Auction Market Preferred Shares



    Cohen & Steers REIT and Preferred Income Fund, Inc., a Maryland corporation having its principal office in the City of Baltimore in the State of Maryland (the 'Corporation'), certifies to the State Department of Assessments and Taxation of Maryland that:



    First: Pursuant to authority expressly vested in the Board of Directors of the Corporation by Article FIFTH of its Articles of Incorporation, as amended, (which as hereafter amended, restated and supplemented from time to time, is together with these Articles Supplementary, the 'Charter'), and the Maryland General Corporation Law (the 'MGCL'), the Board of Directors has duly classified out of the Corporation's authorized and unissued common stock, and authorized the creation and issuance of, 24,800 shares of the Corporation's Taxable Auction Market Preferred Shares (par value $.001 per share) (the 'AMPS') and has further classified 3,280 of such shares as 'Series M7 AMPS', liquidation preference $25,000 per share, 3,280 of such shares as 'Series T7 AMPS', liquidation preference $25,000 per share, 3,280 of such shares as 'Series W7 AMPS', liquidation preference $25,000 per share, 3,280 of such shares as 'Series TH7 AMPS', liquidation preference $25,000 per share, 3,280 of such shares as 'Series F7 AMPS', liquidation preference $25,000 per share, 2,800 of such shares as 'Series W28A AMPS', liquidation preference $25,000 per share, 2,800 of such shares as 'Series W28B AMPS', liquidation preference $25,000 per share and 2,800 of such shares as 'Series W28C AMPS', liquidation preference $25,000 per share (respectively the 'Series M7 AMPS', the 'Series T7 AMPS', the 'Series W7 AMPS', the 'Series TH7 AMPS', the 'Series F7 AMPS', the 'Series W28A AMPS', the 'Series W28B AMPS' and the 'Series W28C AMPS', and each a 'Series' of Taxable Auction Market Preferred Shares, and, together, the 'AMPS').



    Second: Pursuant to Section 2-411 of the MGCL and authority granted by
Article III of the Corporation`s By-laws, the Board of Directors of the Corporation has appointed a pricing committee (the 'Pricing Committee') and has authorized such Pricing Committee to fix the terms of the AMPS for each Series, as set forth herein.



    Third: The preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of the AMPS are as follows:


                                  DESIGNATION


    Series M7 AMPS: A series of 3,280 AMPS, par value $.001 per share, liquidation preference $25,000 per share, is hereby designated 'Series M7 Taxable Auction Market Preferred Shares' ('Series M7 AMPS'). Each share of Series M7 AMPS may be issued on a date to be determined by the Board of Directors of the Corporation or pursuant to their delegated authority; have an initial dividend rate per annum, initial Dividend Period and an initial Dividend Payment Date as will be determined in advance of the issuance thereof by the Board of Directors of the Corporation or pursuant to their delegated authority; and have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law, or as are set forth in Part I and Part II of these Articles Supplementary. The Series M7 AMPS will constitute a separate series of AMPS of the Corporation.



    Series T7 AMPS: A series of 3,280 AMPS, par value $.001 per share, liquidation preference $25,000 per share, is hereby designated 'Series T7 Taxable Auction Market Preferred Shares' ('Series T7 AMPS'). Each share of Series T7 AMPS may be issued on a date to be determined

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by the Board of Directors of the Corporation or pursuant to their delegated authority; have an initial dividend rate per annum, initial Dividend Period and an initial Dividend Payment Date as will be determined in advance of the issuance thereof by the Board of Directors of the Corporation or pursuant to their delegated authority; and have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law, or as are set forth in Part I and Part II of these Articles Supplementary. The
Series T7 AMPS will constitute a separate series of AMPS of the Corporation.



    Series W7 AMPS: A series of 3,280 AMPS, par value $.001 per share, liquidation preference $25,000 per share, is hereby designated 'Series W7 Taxable Auction Market Preferred Shares' ('Series W7 AMPS'). Each share of Series W7 AMPS may be issued on a date to be determined by the Board of Directors of the Corporation or pursuant to their delegated authority; have an initial dividend rate per annum, initial Dividend Period and an initial Dividend Payment Date as will be determined in advance of the issuance thereof by the Board of Directors of the Corporation or pursuant to their delegated authority; and have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law, or as are set forth in Part I and Part II of these Articles Supplementary. The Series W7 AMPS will constitute a separate series of AMPS of the Corporation.



    Series TH7 AMPS: A series of 3,280 AMPS, par value $.001 per share, liquidation preference $25,000 per share, is hereby designated 'Series TH7 Taxable Auction Market Preferred Shares' ('Series TH7 AMPS'). Each share of Series TH7 AMPS may be issued on a date to be determined by the Board of Directors of the Corporation or pursuant to their delegated authority; have an initial dividend rate per annum, initial Dividend Period and an initial Dividend Payment Date as will be determined in advance of the issuance thereof by the Board of Directors of the Corporation or pursuant to their delegated authority; and have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law, or as are set forth in Part I and Part II of these Articles Supplementary. The Series TH7 AMPS will constitute a separate series of AMPS of the Corporation.



    Series F7 AMPS: A series of 3,280 AMPS, par value $.001 per share, liquidation preference $25,000 per share, is hereby designated 'Series F7 Taxable Auction Market Preferred Shares' ('Series F7 AMPS'). Each share of Series F7 AMPS may be issued on a date to be determined by the Board of Directors of the Corporation or pursuant to their delegated authority; have an initial dividend rate per annum, initial Dividend Period and an initial Dividend Payment Date as will be determined in advance of the issuance thereof by the Board of Directors of the Corporation or pursuant to their delegated authority; and have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law, or as are set forth in Part I and Part II of these Articles Supplementary. The Series F7 AMPS will constitute a separate series of AMPS of the Corporation.



    Series W28A AMPS: A series of 2,800 AMPS, par value $.001 per share, liquidation preference $25,000 per share, is hereby designated 'Series W28A Taxable Auction Market Preferred Shares' ('Series W28A AMPS'). Each share of Series W28A AMPS may be issued on a date to be determined by the Board of Directors of the Corporation or pursuant to their delegated authority; have an initial dividend rate per annum, initial Dividend Period and an initial Dividend Payment Date as will be determined in advance of the issuance thereof by the Board of Directors of the Corporation or pursuant to their delegated authority; and have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law, or as are set forth in Part I and Part II of these Articles Supplementary. The Series W28A AMPS will constitute a separate series of AMPS of the Corporation.

    Series W28B AMPS: A series of 2,800 AMPS, par value $.001 per share, liquidation preference $25,000 per share, is hereby designated 'Series W28B Taxable Auction Market Preferred Shares' ('Series W28B AMPS'). Each share of Series W28B AMPS may be issued on a date to be determined by the Board of Directors of the Corporation or pursuant to their delegated authority; have an initial dividend rate per annum, initial Dividend Period and an initial Dividend Payment Date as will be determined in advance of the issuance thereof by the Board of Directors of the Corporation or pursuant to their delegated authority; and have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law, or as are set forth in Part I and Part II of these Articles Supplementary. The Series W28B AMPS will constitute a separate series of AMPS of the Corporation.



    Series W28C AMPS: A series of 2,800 AMPS, par value $.001 per share, liquidation preference $25,000 per share, is hereby designated 'Series W28C Taxable Auction Market Preferred Shares' ('Series W28C AMPS'). Each share of Series W28C AMPS may be issued on a date to be determined by the Board of Directors of the Corporation or pursuant to their delegated authority; have an initial dividend rate per annum, initial Dividend Period and an initial Dividend Payment Date as will be determined in advance of the issuance thereof by the Board of Directors of the Corporation or pursuant to their delegated authority; and have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law, or as are set forth in Part I and Part II of these Articles Supplementary. The Series W28C AMPS will constitute a separate series of AMPS of the Corporation.



    Subject to the provisions of Section 11(b) of Part I hereof, the Board of Directors of the Corporation may, in the future, reclassify additional shares of the Corporation's unissued common stock as preferred stock, with the same preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption and other terms herein described, except that the dividend rate for its initial Dividend Period, its initial Dividend Payment Date and any other changes in the terms herein set forth will be as set forth in the Articles Supplementary with respect to the additional shares.



    As used in Part I and Part II of these Articles Supplementary, capitalized terms will have the meanings provided in Section 17 of Part I and Section 1 of
Part II of these Articles Supplementary.



                             PART I: TERMS OF AMPS


    1. Number of Shares; Ranking.


    (a) The initial number of authorized shares constituting the Series M7 AMPS is 3,280 shares, the initial number of authorized shares constituting the Series T7 AMPS is 3,280 shares, the initial number of authorized shares constituting the Series W7 AMPS is 3,280 shares, the initial number of authorized shares constituting the Series TH7 AMPS is 3,280 shares, the initial number of authorized shares constituting the Series F7 AMPS is 3,280 shares, the initial number of authorized shares constituting the Series W28A AMPS is 2,800 shares, the initial number of authorized shares constituting the Series W28B AMPS is 2,800 shares and the initial number of authorized shares constituting the Series W28C AMPS is 2,800 shares. No fractional shares of any Series will be issued.



    (b) Shares of each Series which at any time have been redeemed or purchased by the Corporation will, after such redemption or purchase, have the status of authorized but unissued shares of preferred stock.



    (c) Shares of each Series will rank on a parity with shares of any other series of preferred stock of the Corporation (including any other AMPS) as to the payment of dividends to which such shares are entitled.



    (d) No Holder of shares of any Series will have, solely by reason of being such a holder, any preemptive or other right to acquire, purchase or subscribe for any shares of any Series, Common

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Shares of the Corporation or other securities of the Corporation which it may hereafter issue or sell.


    2. Dividends.


    (a) The Holders of shares of each Series will be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, cumulative cash dividends on their shares at the Applicable Rate, determined as set forth in paragraph (c) of this Section 2, and no more, payable on the respective dates determined as set forth in paragraph (b) of this
Section 2. Dividends on the Outstanding shares of each Series issued on the Date of Original Issue will accumulate from the Date of Original Issue.



    (b) (i) Dividends will be payable when, as and if declared by the Board of Directors following the initial Dividend Payment Date, subject to subparagraph
(b)(ii) of this Section 2, on the shares of each Series, as follows:



           (A) with respect to any Dividend Period of one year or less, on the Business Day following the last day of such Dividend Period; provided, however, if the Dividend Period is more than 91 days then on the first Business Day of each calendar month within such period, and on the Business Day following the last day of such Dividend Period; and



           (B) with respect to any Dividend Period of more than one year, on the first Business Day of each calendar month within such Dividend Period and on the Business Day following the last day of such Dividend Period.



        (ii) If a day for payment of dividends resulting from the application of subparagraph (b) above is not a Business Day, then the Dividend Payment Date will be the first Business Day following such day for payment of dividends.



        (iii) The Corporation will pay to the Paying Agent not later than 12:00 noon, New York City time, on each Dividend Payment Date for a Series, an aggregate amount of immediately available funds equal to the dividends to be paid to all Holders of such Series on such Dividend Payment Date. The Corporation will not be required to establish any reserves for the payment of dividends.



        (iv) All moneys paid to the Paying Agent for the payment of dividends will be held in trust for the payment of such dividends by the Paying Agent for the benefit of the Holders specified in subparagraph (b)(v) of this
    Section 2. Any moneys paid to the Paying Agent in accordance with the foregoing but not applied by the Paying Agent to the payment of dividends will, upon request and to the extent permitted by law, be repaid to the Corporation at the end of 90 days from the date on which such moneys were to have been so applied.



        (v) Each dividend on each Series will be paid on the Dividend Payment Date therefor to the Holders of that Series as their names appear on the stock ledger or stock records of the Corporation on the Business Day next preceding such Dividend Payment Date; provided, however, if dividends are in arrears, they may be declared and paid at any time to Holders as their names appear on the stock ledger or stock records of the Corporation on such date not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Directors. No interest will be payable in respect of any dividend payment or payments which may be in arrears.



    (c) (i) The dividend rate on Outstanding shares of each Series during the period from and after the Date of Original Issue to and including the last day of the initial Dividend Period therefor will be equal to the rate as determined in the manner set forth under 'Designation' above. For each subsequent Dividend Period for each Series, the dividend rate will be equal to the rate per annum that results from an Auction (but the rate set at the Auction will not exceed the Maximum Rate); provided, however, that if an Auction for any subsequent Dividend Period of a Series is not held for any reason or if Sufficient Clearing Orders have not been made in an Auction (other than as a result of all shares of any Series being the subject of Submitted Hold Orders and other than in an auction for a Special Dividend Period), then the dividend rate on the shares of that Series for any such Dividend Period will be the Maximum Rate (except
(i) during a

Default Period when the dividend rate will be the Default Rate, as set forth in
Section 2(c)(ii) below or (ii) after a Default Period and prior to the beginning of the next Dividend Period when the dividend rate will be the Maximum Rate at the close of business on the last day of such Default Period). If the Fund has declared a Special Dividend Period and there are not Sufficient Clearing Orders, the dividend rate for the next rate period will be the same as during the current rate period. If as a result of an unforeseeable disruption of the financial markets, an Auction cannot be held for a period of more than three business days, the dividend rate for the Subsequent Dividend Period will be the same as the dividend rate for the current Dividend Period.


    (ii) Subject to the cure provisions in Section 2(c)(iii) below, a 'Default Period' with respect to a particular Series will commence on any date the Corporation fails to deposit irrevocably in trust in same-day funds, with the Paying Agent by 12:00 noon, New York City time, (A) the full amount of any declared dividend on that Series payable on the Dividend Payment Date (a 'Dividend Default') or (B) the full amount of any redemption price (the 'Redemption Price') payable on the date fixed for redemption (the 'Redemption Date') (a 'Redemption Default') and together with a Dividend Default, hereinafter referred to as 'Default').


    Subject to the cure provisions of Section 2(c)(iii) below, a Default Period with respect to a Dividend Default or a Redemption Default will end on the Business Day on which, by 12:00 noon, New York City time, all unpaid dividends and any unpaid Redemption Price will have been deposited irrevocably in trust in same-day funds with the Paying Agent. In the case of a Dividend Default, the Applicable Rate for each Dividend Period commencing during a Default Period will be equal to the Default Rate, and each subsequent Dividend Period commencing after the beginning of a Default Period will be a Standard Dividend Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period. No Auction will be held during a Default Period applicable to that Series.



    (iii) No Default Period with respect to a Dividend Default or Redemption Default will be deemed to commence if the amount of any dividend or any Redemption Price due (if such default is not solely due to the willful failure of the Corporation) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360 for each Series. The Default Rate will be equal to the Reference Rate multiplied by three (3).



    (iv) The amount of dividends per share payable (if declared) on each Dividend Payment Date of a Dividend Period (or in respect of dividends on another date in connection with a redemption during such Dividend Period) will be computed by multiplying the Applicable Rate (or the Default Rate) for such Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) that such share was Outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 360 for each Series, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent.



    (d) Any dividend payment made on shares of any Series will first be credited against the earliest accumulated but unpaid dividends due with respect to that Series.



    (e) For so long as the AMPS are Outstanding, except as otherwise contemplated by Part I of these Articles Supplementary, the Corporation will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares ranking junior to the AMPS as to dividends or upon liquidation) with respect to Common Shares or any other capital stock of the Corporation ranking junior to the AMPS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or other capital stock ranking junior to the AMPS (except by conversion into or exchange for shares of the Corporation ranking junior to the AMPS as to dividends and upon liquidation), unless (i) immediately after such transaction, the Corporation would have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and the 1940 Act Preferred Shares Asset Coverage would be achieved, (ii) all cumulative and unpaid dividends due on or prior to the date of the transaction have been declared and paid in full with respect to the Corporation's preferred stock, including the AMPS or will have been declared and sufficient funds for the payment thereof deposited with the Auction Agent, and
(iii) the Corporation has redeemed the full number of shares of preferred stock required to be redeemed by any mandatory provision for redemption including the AMPS required to be redeemed by any provision for mandatory redemption contained in Section 3(a)(ii) of Part I of these Articles Supplementary.



    (f) For so long as the AMPS are Outstanding, except as set forth in the next sentence, the Corporation will not declare, pay or set apart for payment on any series of stock of the Corporation ranking, as to the payment of dividends, on a parity with the AMPS for any period unless full cumulative dividends have been or contemporaneously are declared and paid on each Series through their most recent Dividend Payment Date. When dividends are not paid in full upon the AMPS through their most recent Dividend Payment Dates or upon any other series of stock ranking on a parity as to the payment of dividends with AMPS through their most recent respective Dividend Payment Dates, all dividends declared upon the AMPS and any other such series of stock ranking on a parity as to the payment of dividends with the AMPS will be declared pro rata so that the amount of dividends declared per share on the AMPS and such other series of preferred stock ranking on a parity therewith will in all cases bear to each other the same ratio that accumulated dividends per share on the AMPS and such other series of preferred stock ranking on a parity therewith bear to each other.


    3. Redemption.


    (a) (i) After the initial Dividend Period, subject to the provisions of this
Section 3 and to the extent permitted under the 1940 Act and Maryland law, the Corporation may, at its option, redeem in whole or in part out of funds legally available therefor shares of any Series herein designated as (A) having a Dividend Period of one year or less, on the Business Day after the last day of such Dividend Period by delivering a notice of redemption not less than 15 calendar days and not more than 40 calendar days prior to the Redemption Date, at a redemption price per share equal to $25,000, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the Redemption Date ('Redemption Price'), or (B) having a Dividend Period of more than one year, on any Business Day prior to the end of the relevant Dividend Period by delivering a notice of redemption not less than 15 calendar days and not more than 40 calendar days prior to the Redemption Date, at the Redemption Price, plus a redemption premium, if any, determined by the Board of Directors after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions at the time of the designation of such Dividend Period as set forth in Section 4 of Part I of these Articles Supplementary; provided, however, that during a Dividend Period of more than one year, no shares of any Series will be subject to optional redemption except in accordance with any Specific Redemption Provisions approved by the Board of Directors after consultation with the Broker-Dealers at the time of the designation of such Dividend Period. Notwithstanding the foregoing, the Corporation will not give a notice of or effect any redemption pursuant to this
Section 3(a)(i) unless, on the date on which the Corporation gives such notice and on the Redemption Date, (a) the Corporation has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable Redemption Date and having a value not less than the amount (including any applicable premium) due to Holders of each Series by reason of the redemption of each Series on the Redemption Date and (b) the Corporation would have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount immediately subsequent to such redemption, if such redemption were to occur on such date, it being understood that the provisions of paragraph (d) of this Section 3 will be applicable in such circumstances in the event the Corporation makes the deposit and takes the other action required thereby.



    (ii) If the Corporation fails as of any Valuation Date to meet the Preferred Shares Basic Maintenance Amount Test or, as of the last Business Day of any month, the 1940 Act Preferred

Shares Asset Coverage, and such failure is not cured within ten Business Days following the relevant Valuation Date, in the case of a failure to meet the Preferred Shares Basic Maintenance Amount Test, or the last Business Day of the following month in the case of a failure to meet the 1940 Act Preferred Shares Asset Coverage (each an 'Asset Coverage Cure Date'), the AMPS will be subject to mandatory redemption out of funds legally available therefor. The number of AMPS to be redeemed in such circumstances will be equal to the lesser of (A) the minimum number of AMPS the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Corporation meeting the Preferred Shares Basic Maintenance Amount Test, and the 1940 Act Preferred Shares Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all AMPS then Outstanding will be redeemed) and
(B) the maximum number of AMPS that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date at the Mandatory Redemption Price set forth in subparagraph (a)(iii) of this Section 3.



    (iii) In determining the AMPS required to be redeemed in accordance with the foregoing Section 3(a)(ii), the Corporation will allocate the number of shares required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount Test or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata or among the Holders of the AMPS in proportion to the number of shares they hold and shares of other preferred stock subject to mandatory redemption provisions similar to those contained in this Section 3, subject to the further provisions of this subparagraph (iii). The Corporation will effect any required mandatory redemption pursuant to: (A) the Preferred Shares Basic Maintenance Amount Test, as described in subparagraph (a)(ii) of this Section 3, no later than 30 days after the Corporation last met the Preferred Shares Basic Maintenance Amount Test, or (B) the 1940 Act Preferred Shares Asset Coverage, as described in subparagraph (a)(ii) of this Section 3, no later than 30 days after the Asset Coverage Cure Date (the 'Mandatory Redemption Date'), except that if the Corporation does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, the number of AMPS which would be required to be redeemed by the Corporation under clause (A) of subparagraph
(a)(ii) of this Section 3 if sufficient funds were available, together with shares of other preferred stock which are subject to mandatory redemption under provisions similar to those contained in this Section 3, or the Corporation otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Corporation will redeem those AMPS, and shares of other preferred stock which it was unable to redeem, on the earliest practicable date on which the Corporation will have such funds available, upon notice pursuant to
Section 3(b) to record owners of AMPS to be redeemed and the Paying Agent. The Corporation will deposit with the Paying Agent funds sufficient to redeem the specified number of AMPS with respect to a redemption required under subparagraph (a)(ii) of this Section 3, by 1:00 P.M., New York City time, of the Business Day immediately preceding the Mandatory Redemption Date. If fewer than all of the Outstanding AMPS are to be redeemed pursuant to this
Section 3(a)(iii), the number of shares to be redeemed will be redeemed pro rata from the Holders of such shares in proportion to the number of the AMPS held by such Holders, by lot or by such other method as the Corporation will deem fair and equitable, subject, however, to the terms of any applicable Specific Redemption Provisions. 'Mandatory Redemption Price' means the Redemption Price plus (in the case of a Dividend Period of one year or more only) a redemption premium, if any, determined by the Board of Directors after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions.



    (b) In the event of a redemption pursuant to the foregoing Section 3(a), the Corporation will file a notice of its intention to redeem with the Securities and Exchange Commission so as to provide at least the minimum notice required under Rule 23c-2 under the 1940 Act or any successor provision. In addition, the Corporation will deliver a notice of redemption to the Auction Agent and Rating Agencies (the 'Notice of Redemption') containing the information set forth below
(i) in the case of an optional redemption pursuant to Section 3(a)(i) above, one Business Day prior to the giving of notice to the Holders, (ii) in the case of a mandatory redemption pursuant to Section 3(a)(ii) above, on or prior to the 10th day preceding the Mandatory Redemption Date. Only with respect to shares held by the Securities Depository, the Auction Agent will use its reasonable efforts to provide telephonic notice to each Holder of shares of any Series called for redemption not later than the close of business on the Business Day immediately following the day on which the Auction Agent determines the shares to be redeemed (or, during a Default Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives Notice of Redemption from the Corporation). The Auction Agent will confirm such telephonic notice in writing not later than the close of business on the third Business Day preceding the date fixed for redemption by providing the Notice of Redemption to each Holder of shares called for redemption, the Paying Agent (if different from the Auction Agent) and the Securities Depository. Notice of Redemption will be addressed to the registered owners of shares of any Series at their addresses appearing on the share records of the Corporation. Such Notice of Redemption will set forth (i) the date fixed for redemption, (ii) the number and identity of shares of each Series to be redeemed, (iii) the redemption price (specifying the amount of accumulated dividends to be included therein), (iv) that dividends on the shares to be redeemed will cease to accumulate on such date fixed for redemption, and
(v) the provision under which redemption will be made. No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law. If fewer than all shares held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder will also specify the number of shares to be redeemed from such Holder.



    (c) Notwithstanding the provisions of paragraph (a) of this Section 3, no preferred stock, including the AMPS, may be redeemed at the option of the Corporation unless all dividends in arrears on the Outstanding AMPS and any other preferred stock have been or are being contemporaneously paid or set aside for payment; provided, however, that the foregoing will not prevent the purchase or acquisition of outstanding shares of preferred stock pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to holders of all outstanding shares of preferred stock.



    (d) Upon the deposit of funds sufficient to redeem shares of any Series with the Paying Agent and the giving of the Notice of Redemption to the Auction Agent under paragraph (b) of this Section 3, dividends on such shares will cease to accumulate and such shares will no longer be deemed to be Outstanding for any purpose (including, without limitation, for purposes of calculating whether the Corporation has met the Preferred Shares Basic Maintenance Amount Test or the 1940 Act Preferred Shares Asset Coverage), and all rights of the Holders of the shares so called for redemption will cease and terminate, except the right of such Holder to receive the redemption price specified herein, but without any interest or other additional amount. Such redemption price will be paid by the Paying Agent to the nominee of the Securities Depository. The Corporation will be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (i) the aggregate redemption price of the shares of any Series called for redemption on such date and (ii) such other amounts, if any, to which Holders of shares of any Series called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of two years from such redemption date will, to the extent permitted by law, be paid to the Corporation, after which time the Holders of shares of each Series so called for redemption may look only to the Corporation for payment of the redemption price and all other amounts, if any, to which they may be entitled; provided, however, that the Paying Agent will notify all Holders whose funds are unclaimed by placing a notice in The Wall Street Journal concerning the availability of such funds once each week for three consecutive weeks. The Corporation will be entitled to receive, from time to time after the date fixed for redemption, any interest earned on the funds so deposited.



    (e) To the extent that any redemption for which Notice of Redemption has been given is not made by reason of the absence of legally available funds therefor, or is otherwise prohibited, such redemption will be made as soon as practicable to the extent such funds become legally available or such redemption is no longer otherwise prohibited. Failure to redeem shares of any Series will be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Corporation will have failed, for any reason whatsoever, to deposit in trust with the Paying Agent the redemption price with respect to any shares for which such Notice of Redemption has been given. Notwithstanding the fact that the Corporation may not have redeemed shares of each Series for which a Notice of Redemption has been given, dividends may be declared and paid on shares of any Series and will include those shares of any Series for which Notice of Redemption has been given but for which deposit of funds has not been made.



    (f) All moneys paid to the Paying Agent for payment of the redemption price of shares of any Series called for redemption will be held in trust by the Paying Agent for the benefit of holders of shares so to be redeemed.


    (g) So long as any shares of any Series are held of record by the nominee of the Securities Depository, the redemption price for such shares will be paid on the date fixed for redemption to the nominee of the Securities Depository for distribution to Agent Members for distribution to the persons for whom they are acting as agent.


    (h) Except for the provisions described above, nothing contained in these Articles Supplementary limits any right of the Corporation to purchase or otherwise acquire any shares of each Series outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any shares of each Series for which Notice of Redemption has been given and the Corporation meets the 1940 Act Preferred Shares Asset Coverage and the Preferred Shares Basic Maintenance Amount Test after giving effect to such purchase or acquisition on the date thereof. Any shares which are purchased, redeemed or otherwise acquired by the Corporation will have no voting rights. If fewer than all the Outstanding shares of any Series are redeemed or otherwise acquired by the Corporation, the Corporation will give notice of such transaction to the auction agent, in accordance with the procedures agreed upon by the Board of Directors.



    (i) In the case of any redemption pursuant to this Section 3, only whole shares of each Series will be redeemed, and in the event that any provision of the Charter would require redemption of a fractional share, the Auction Agent will be authorized to round up so that only whole shares are redeemed.



    (j) Notwithstanding anything herein to the contrary, including, without limitation, Section 6(k) of Part I of these Articles Supplementary, the Board of Directors, upon notification to each Rating Agency, may authorize, create or issue other series of preferred stock, including other series of AMPS, ranking on a parity with the AMPS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Corporation, to the extent permitted by the 1940 Act, if upon issuance of any such series, either (A) the net proceeds from the sale of such stock (or such portion thereof needed to redeem or repurchase the Outstanding
AMPS) are deposited with the Paying Agent in accordance with Section 3(d) of
Part I of these Articles Supplementary, Notice of Redemption as contemplated by
Section 3(b) of Part I of these Articles Supplementary has been delivered prior thereto or is sent promptly thereafter, and such proceeds are used to redeem all Outstanding AMPS or (B) the Corporation would meet the 1940 Act Preferred Shares Asset Coverage, the Preferred Shares Basic Maintenance Amount Test and the requirements of Section 12(b) of Part I of these Articles Supplementary.


    4. Designation of Dividend Period.


    (a) The initial Dividend Period for each Series will be as determined in the manner set forth under 'Designation' above. The Corporation will designate the duration of subsequent Dividend Periods of each Series; provided, however, that no such designation is necessary for a Standard Dividend Period and, provided further, that any designation of a Special Dividend Period will be effective only if (i) notice thereof will have been given as provided herein, (ii) any failure to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, each Series will have been cured as provided above, (iii) Sufficient Clearing Orders will have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, (iv) if the Corporation will have mailed a Notice of Redemption with respect to any shares, the redemption price with respect to such shares will have been deposited with the Paying Agent, (v) in the case of the designation of a Special Dividend Period, Merrill Lynch, Pierce, Fenner & Smith Incorporated, or any successor Broker-Dealer designated by the Corporation, will have notified the Corporation in writing that it does not object to the designation of such Special Dividend Period and
(vi) each Rating Agency will have confirmed in writing to the Corporation that such designation will not adversely affect their respective then-current ratings of the AMPS.



    (b) If the Corporation proposes to designate any Special Dividend Period, not fewer than seven Business Days (or two Business Days in the event the duration of the Dividend Period prior to such Special Dividend Period is fewer than eight days) nor more than 30 Business Days prior to the first day of such Special Dividend Period, notice will be (i) made by press release and
(ii) communicated by the Corporation by telephonic or other means to the Auction Agent and each Broker-Dealer and confirmed in writing promptly thereafter. Each such notice will state (A) that the Corporation proposes to exercise its option to designate a succeeding Special Dividend Period, specifying the first and last days thereof and the Maximum Applicable Rate for such Special Dividend Period and (B) that the Corporation will by 3:00 P.M., New York City time, on the second Business Day next preceding the first day of such Special Dividend Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Special Dividend Period, subject to the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Special Dividend Period, in which latter event the succeeding Dividend Period will be a Standard Dividend Period. No later than 3:00 P.M., New York City time, on the second Business Day next preceding the first day of any proposed Special Dividend Period, the Corporation will deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:


        (i) a notice stating (A) that the Corporation has determined to designate the next succeeding Dividend Period as a Special Dividend Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or

        (ii) a notice stating that the Corporation has determined not to exercise its option to designate a Special Dividend Period.


    If the Corporation fails to deliver either such notice with respect to any designation of any proposed Special Dividend Period to the Auction Agent or is unable to make the confirmation provided in clause (v) of paragraph (a) of this
Section 4 by 3:00 P.M., New York City time, on the second Business Day next preceding the first day of such proposed Special Dividend Period, the Corporation will be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Dividend Period.


    5. Restrictions on Transfer. Shares of each Series may be transferred only
(a) pursuant to an order placed in an Auction, (b) to or through a Broker-Dealer or (c) to the Corporation or any Affiliate. Notwithstanding the foregoing, a transfer other than pursuant to an Auction will not be effective unless the selling Existing Holder or the Agent Member of such Existing Holder, in the case of an Existing Holder whose shares are listed in its own name on the books of the Auction Agent, or the Broker-Dealer or Agent Member of such Broker-Dealer, in the case of a transfer between persons holding shares of any Series through different Broker-Dealers, advises the Auction Agent of such transfer. The certificates representing the shares of each Series issued to the Securities Depository will bear legends with respect to the restrictions described above and stop-transfer instructions will be issued to the Transfer Agent and/or Registrar.

    6. Voting Rights.


    (a) Except as otherwise provided in the Charter or as otherwise required by applicable law, (i) each Holder of shares of any Series will be entitled to one vote for each share of any Series held on each matter on which the Holders of the AMPS are entitled to vote, and (ii) the holders of the Outstanding shares of preferred stock, including each Series, and holders of shares of Common Shares will vote together as a single class on all matters submitted to the stockholders; provided, however, that, with respect to the election of directors, the holders of the Outstanding shares of preferred stock, including each Series, will be entitled, as a class, to the exclusion of the holders of all other securities and classes of capital stock, including the Common Shares, to elect two directors of the Corporation, each share of preferred stock, including each Series, entitling the holder thereof to one vote. The identities of the nominees of such directorships may be fixed by the Board of Directors. Subject to paragraph (b) of this Section 6, the holders of outstanding shares of Common Shares and outstanding shares of preferred stock, including each Series, voting together as a single class, will be entitled to elect the balance of the directors.



    (b) If at any time dividends on the AMPS will be unpaid in an amount equal to two full years' dividends on the AMPS (a 'Voting Period'), the number of directors constituting the Board of Directors will be automatically increased by the smallest number of additional directors that, when added to the number of directors then constituting the Board of Directors, will (together with the two directors elected by the holders of preferred stock, including each Series, pursuant to paragraph (a) of this Section 6) constitute a majority of such increased number, and the holders of any shares of preferred stock, including each Series, will be entitled, voting as a single class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of capital stock of the Corporation), to elect the smallest number of such additional directors of the Corporation that will constitute a majority of the total number of directors of the Corporation so increased. The Voting Period and the voting rights so created upon the occurrence of the conditions set forth in this paragraph (b) of Section 6 will continue unless and until all dividends in arrears on each Series will have been paid or declared and sufficient cash or specified securities are set apart for the payment of such dividends. Upon the termination of a Voting Period, the voting rights described in this paragraph
(b) of Section 6 will cease, subject always, however, to the revesting of such voting rights in the holders of preferred stock, including each Series, upon the further occurrence of any of the events described in this paragraph (b) of
Section 6.



    (c) As soon as practicable after the accrual of any right of the holders of shares of preferred stock, including each Series, to elect additional directors as described in paragraph (b) of this Section 6, the Corporation will notify the Auction Agent, and the Auction Agent will call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than ten nor more than 90 days after the date of mailing of such notice. If the Corporation fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting will be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of preferred stock, including each Series, held during a Voting Period at which directors are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of capital stock of the Corporation), will be entitled to elect the number of directors prescribed in paragraph (b) of this Section 6 on a one-vote-per-share basis. At any such meeting or adjournment thereof in the absence of a quorum, a majority of the holders of shares of preferred stock, including Holders of the AMPS, present in person or by proxy will have the power to adjourn the meeting without notice, other than an announcement at the meeting, until a quorum is present.



    (d) For purposes of determining any rights of the holders of the shares of preferred stock, including each Series, to vote on any matter, whether such right is created by these Articles Supplementary, by statute or otherwise, if redemption of some or all of the shares of preferred stock, including each Series, is required, no holder of shares of preferred stock, including each Series, will be entitled to vote and no share of preferred stock, including each Series, will be deemed to be 'outstanding' for the purpose of voting or determining the number of shares required to constitute a quorum, if prior to or concurrently with the time of determination, sufficient Deposit Securities for the redemption of such shares have been deposited in the case of AMPS in trust with the Paying Agent for that purpose and the requisite Notice of Redemption with respect to such shares will have been given as provided in Section 3(b) of
Part I of these

Articles Supplementary and in the case of other preferred stock the Corporation has otherwise met the conditions for redemption applicable to such shares.



    (e) The terms of office of all persons who are directors of the Corporation at the time of a special meeting of Holders of the AMPS and holders of other shares of preferred stock to elect directors pursuant to paragraph (b) of this
Section 6 will continue, notwithstanding the election at such meeting by the holders of the number of directors that they are entitled to elect.



    (f) Simultaneously with the termination of a Voting Period, the terms of office of the additional directors elected by the Holders of the AMPS and holders of shares of other preferred stock pursuant to paragraph (b) of this
Section 6 will terminate, the remaining directors will constitute the directors of the Corporation and the voting rights of such holders to elect additional directors pursuant to paragraph (b) of this Section 6 will cease, subject to the provisions of the last sentence of paragraph (b) of this Section 6.



    (g) Unless otherwise required by law or in the Corporation's Charter, the Holders of AMPS will not have any relative rights or preferences or other special rights other than those specifically set forth herein. In the event that the Corporation fails to pay any dividends on the AMPS of the Corporation or fails to redeem any AMPS which it is required to redeem, or any other event occurs which requires the mandatory redemption of AMPS and the required Notice of Redemption has not been given, other than the rights set forth in paragraph
(a) of Section 3 of Part I of these Articles Supplementary, the exclusive remedy of the Holders of AMPS will be the right to vote for directors pursuant to the provisions of paragraph (b) of this Section 6. In no event will the Holders of AMPS have any right to sue for, or bring a proceeding with respect to, such dividends or redemptions or damages for the failure to receive the same.



    (h) For so long as any shares of preferred stock, including each Series, are outstanding, the Corporation will not, without the affirmative vote of the Holders of a majority of the outstanding preferred stock, (i) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Corporation or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action;
(ii) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Corporation's assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the AMPS, (D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (iii) below and (E) liens to secure payment for services rendered including, without limitation, services rendered by the Corporation's Paying Agent and the Auction Agent; or (iii) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except the Corporation may borrow as may be permitted by the Corporation's investment restrictions; provided, however, that transfers of assets by the Corporation subject to an obligation to repurchase will not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Corporation has Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount as of the immediately preceding Valuation Date.



    (i) The affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of preferred stock, including each Series, voting as a separate class, will be required to approve any plan of reorganization (as such term is used in the 1940
Act) adversely affecting such shares or any action requiring a vote of security holders of the Corporation under Section 13(a) of the 1940 Act. In the event a vote of holders of shares of preferred stock is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Corporation will, not later than ten Business Days prior to the date on which such vote is to be taken, notify each Rating Agency that such vote is to be taken and the nature of the action with respect to which such vote is to be taken and will, not later than ten Business Days after the date on which such vote is taken, notify each Rating Agency of the results of such vote.



    (j) The affirmative vote of the Holders of a majority, as defined in the 1940 Act, of the outstanding shares of preferred stock of any series, voting separately from any other series, will be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of that series in a manner different from that of other series or classes of the Corporation's shares of capital stock. For purposes of the foregoing, no matter will be deemed to adversely affect any rights, preference or power unless such matter (i) alters or abolishes any preferential right of such series;
(ii) creates, alters or abolishes any right in respect of redemption of such series; or (iii) creates or alters (other than to abolish) any restriction on transfer applicable to such series. The vote of holders of any series described in this Section (j) will in each case be in addition to a separate vote of the requisite percentage of Common Shares and/or preferred stock necessary to authorize the action in question.



    (k) The Board of Directors, without the vote or consent of any holder of shares of preferred stock, including each Series, or any other stockholder of the Corporation, may from time to time amend, alter or repeal any or all of the definitions contained herein, add covenants and other obligations of the Corporation, or confirm the applicability of covenants and other obligations set forth herein, all in connection with obtaining or maintaining the rating of any Rating Agency with respect to each Series, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of AMPS or the Holders thereof, provided that the Board of Directors receives written confirmation from each relevant Rating Agency (with such confirmation in no event being required to be obtained from a particular Rating Agency with respect to definitions or other provisions relevant only to and adopted in connection with another Rating Agency's rating of the any Series) that any such amendment, alteration or repeal would not adversely affect the rating then assigned by such Rating Agency.


    In addition, subject to compliance with applicable law, the Board of Directors may amend the definition of Maximum Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Rate shown therein without the vote or consent of the holders of shares of preferred stock, including each Series, or any other stockholder of the Corporation, but only with confirmation from each Rating Agency, and after consultation with the Broker-Dealers, provided that immediately following any such increase the Corporation would meet the Preferred Shares Basic Maintenance Amount Test.

    7. Liquidation Rights.


    (a) In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of shares of preferred stock, including each Series, will be entitled to receive out of the assets of the Corporation available for distribution to stockholders, after claims of creditors but before distribution or payment will be made in respect of the Common Shares or to any other shares of stock of the Corporation ranking junior to the preferred stock, as to liquidation payments, a liquidation distribution in the amount of $25,000 per share (the 'Liquidation Preference'), plus an amount equal to all unpaid dividends accrued to and including the date fixed for such distribution or payment (whether or not declared by the Board of Directors, but excluding interest thereon), but such Holders will be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up. Each Series will rank on a parity with shares of any other series of preferred stock of the Corporation (including each Series) as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Corporation.

    (b) If, upon any such liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the assets of the Corporation available for distribution among the holders of all outstanding shares of preferred stock, including each Series, will be insufficient to permit the payment in full to such holders of the amounts to which they are entitled, then such available assets will be distributed among the holders of all outstanding shares of preferred stock, including each Series, ratably in any such distribution of assets according to the respective amounts which would be payable on all such shares if all amounts thereon were paid in full. Unless and until payment in full has been made to the holders of all outstanding shares of preferred stock, including each Series, of the liquidation distributions to which they are entitled, no dividends or distributions will be made to holders of Common Shares or any stock of the Corporation ranking junior to the preferred stock as to liquidation.



    (c) Neither the consolidation nor merger of the Corporation with or into any other entity or entities, nor the sale, lease, exchange or transfer by the Corporation of all or substantially all of its property and assets, will be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Section 7.



    (d) After the payment to Holders of AMPS of the full preferential amounts provided for in this Section 7, the Holders of the AMPS as such will have no right or claim to any of the remaining assets of the Corporation.



    (e) In the event the assets of the Corporation or proceeds thereof available for distribution to the Holders of AMPS, upon dissolution, liquidation or winding up of the affairs of the Corporation, whether voluntary or involuntary, will be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (a) of this Section 7, no such distribution will be made on account of any shares of any other series of preferred stock unless proportionate distributive amounts will be paid on account of the AMPS, ratably, in proportion to the full distributable amounts to which holders of all shares of preferred stock are entitled upon such dissolution, liquidation or winding up.



    (f) Subject to the rights of the holders of shares of other preferred stock or after payment will have been made in full to the Holders of AMPS as provided in paragraph (a) of this Section 7, but not prior thereto, any other series or class of shares ranking junior to the AMPS with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Corporation will, subject to any respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the AMPS will not be entitled to share therein.



    8. Auction Agent. For so long as any AMPS are Outstanding, the Auction Agent, duly appointed by the Corporation to so act, will be in each case a commercial bank, trust company or other financial institution independent of the Corporation and its Affiliates (which, however, may engage or have engaged in business transactions with the Corporation or its Affiliates) and at no time will the Corporation or any of its Affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any shares of any Series are Outstanding, the Corporation will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Fund may remove the auction agent provided that prior to such removal the Fund will have entered into such an agreement with a successor auction agent.



    9. 1940 Act Preferred Shares Asset Coverage. The Corporation will maintain, as of the last Business Day of each month in which any AMPS are Outstanding, the 1940 Act Preferred Shares Asset Coverage; provided, however, that
Section 3(a)(ii) will be the sole remedy in the event the Corporation fails to do so.



    10. Preferred Shares Basic Maintenance Amount. So long as any AMPS are Outstanding and any Rating Agency so requires, the Corporation will maintain, as of each Valuation Date, Moody's Eligible Assets and S&P Eligible Assets, as applicable, having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount; provided, however, that Section 3(a)(ii) will be the sole remedy in the event the Corporation fails to do so.



    11. Certain Other Restrictions. So long as any AMPS are Outstanding and S&P, Moody's or any Other Rating Agency that is rating such shares so requires, the Corporation will not, unless it has received written confirmation from S&P (if S&P is then rating the AMPS), Moody's (if Moody's is then rating the AMPS) and (if applicable) such Other Rating Agency, that any such action would not impair the rating then assigned by such Rating Agency to the AMPS, engage in any one or more of the following transactions:


        (a) purchase or sell futures contracts or options thereon with respect to portfolio securities or write put or call options on portfolio securities;


        (b) except in connection with a refinancing of the AMPS, issue additional shares of any series of preferred stock, including any Series or reissue any shares of preferred stock, including any Series previously purchased or redeemed by the Corporation;


        (c) engage in any short sales of securities;

        (d) lend portfolio securities;

        (e) merge or consolidate into or with any other fund; or


        (f) for purposes of valuation of Moody's Eligible Assets: (A) if the Corporation writes a call option, the underlying asset will be valued as follows: (1) if the option is exchange-traded and may be offset readily or if the option expires before the earliest possible redemption of the AMPS, at the lower of the Discounted Value of the underlying security of the option and the exercise price of the option or (2) otherwise, it has no value; (B) if the Corporation writes a put option, the underlying asset will be valued as follows: the lesser of (1) exercise price and (2) the Discounted Value of the underlying security; and (C) call or put option contracts which the Corporation buys have no value. For so long as the AMPS are rated by Moody's: (A) the Corporation will not engage in options transactions for leveraging or speculative purposes; (B) the Corporation will not write or sell any anticipatory contracts pursuant to which the Corporation hedges the anticipated purchase of an asset prior to completion of such purchase; (C) the Corporation will not enter into an option transaction with respect to portfolio securities unless, after giving effect thereto, the Corporation would continue to have Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount; (D) the Corporation will not enter into an option transaction with respect to portfolio securities unless after giving effect to such transaction the Corporation would continue to be in compliance with the provisions relating to the Preferred Shares Basic Maintenance Amount;
    (E) for purposes of the Preferred Shares Basic Maintenance Amount assets in margin accounts are not Eligible Assets; (F) the Corporation will write only exchange-traded options on exchanges approved by Moody's (if Moody's is then rating the AMPS); (G) where delivery may be made to the Corporation with any of a class of securities, the Corporation will assume for purposes of the Preferred Shares Basic Maintenance Amount that it takes delivery of that security which yields it the least value; (H) the Corporation will not engage in forward contracts; and (I) there will be a quarterly audit made of the Corporation's options transactions by the Corporation's independent auditors to confirm that the Corporation is in compliance with these standards.



        (g) For so long as any AMPS are rated by S&P and Moody's, the Corporation will not purchase or sell futures contracts, write, purchase or sell options on futures contracts or write put options (except covered put options) or call options (except covered call options) on portfolio securities unless it receives written confirmation from S&P and Moody's that engaging in such transactions will not impair the ratings then assigned to the AMPS by S&P and Moody's.



        (h) Change the pricing service referred to in the definition of Market Value.



        (i) Enter into reverse repurchase agreements.

    12. Compliance Procedures for Asset Maintenance Tests. For so long as any AMPS are Outstanding and any Rating Agency so requires:



        (a) As of each Valuation Date, the Corporation will determine (i) the Market Value of each Eligible Asset owned by the Corporation on that date,
    (ii) the Discounted Value of each such Eligible Asset, (iii) whether the Preferred Shares Basic Maintenance Amount Test is met as of that date, (iv) the value (as used in the 1940 Act) of the total assets of the Corporation, less all liabilities, and (v) whether the 1940 Act Preferred Shares Asset Coverage is met as of that date.



        (b) Upon any failure to meet the Preferred Shares Basic Maintenance Amount Test or 1940 Act Preferred Shares Asset Coverage on any Valuation Date, the Corporation may use reasonable commercial efforts (including, without limitation, altering the composition of its portfolio, purchasing AMPS outside of an Auction or, in the event of a failure to file a certificate on a timely basis, submitting the requisite certificate), to meet (or certify in the case of a failure to file a certificate on a timely basis, as the case may be) the Preferred Shares Basic Maintenance Amount Test or 1940 Act Preferred Shares Asset Coverage on or prior to the Asset Coverage Cure Date.



        (c) Compliance with the Preferred Shares Basic Maintenance Amount and 1940 Act Asset Coverage Tests will be determined with reference to those AMPS which are deemed to be Outstanding hereunder.



        (d) The Corporation will deliver to each Rating Agency a certificate which sets forth a determination of items (i)-(iii) of paragraph (a) of this
    Section 12 (a 'Preferred Shares Basic Maintenance Certificate') as of
    (A) on or before the 5th business day after the Date of Original Issue,
    (B) the last Valuation Date of each month (such monthly report to include the net asset value and trade price as of that date), (C) any date requested by any Rating Agency, (D) a Business Day on or before any Asset Coverage Cure Date relating to the Corporation's cure of a failure to meet the Preferred Shares Basic Maintenance Amount Test, (E) any day that Common Shares or AMPS are redeemed and (F) any day the S&P Eligible Assets have an aggregate discounted value less than or equal to 110% of the Preferred Shares Basic Maintenance Amount. Such Preferred Shares Basic Maintenance Certificate will be delivered in the case of clause (i)(A) on the Date of Original Issue and in the case of all other clauses above on or before the seventh Business Day after the relevant Valuation Date or Asset Coverage Cure Date.



        (e) The Corporation will deliver to each Rating Agency a certificate which sets forth a determination of items (iv) and (v) of paragraph (a) of this Section 12 (a '1940 Act Preferred Shares Asset Coverage Certificate')
    (i) as of the Date of Original Issue, and (ii) as of (A) the last Valuation Date of each quarter thereafter, and (B) as of a Business Day on or before any Asset Coverage Cure Date relating to the failure to meet the 1940 Act Preferred Shares Asset Coverage. Such 1940 Act Preferred Shares Asset Coverage Certificate will be delivered in the case of clause (i) on the Date of Original Issue and in the case of clause (ii) on or before the seventh Business Day after the relevant Valuation Date or the Asset Coverage Cure Date. The certificates required by paragraphs (d) and (e) of this
    Section 12 may be combined into a single certificate.



        (f) Within fifteen Business Days of the Date of Original Issue and any redemption of AMPS, the Corporation will deliver to each Rating Agency a letter prepared by the Corporation's independent auditors (an 'Auditor's Certificate') regarding the accuracy of the calculations made by the Corporation in the Preferred Shares Basic Maintenance Certificate and the 1940 Act Preferred Shares Asset Coverage Certificate required to be delivered by the Corporation on the Date of Original Issue. Within fifteen Business Days after delivery of the Preferred Shares Basic Maintenance Certificate and the 1940 Act Preferred Shares Asset Coverage Certificate relating to the last Valuation Date of each fiscal year of the Corporation, the Corporation will deliver to each Rating Agency an Auditor's Certificate regarding the accuracy of the calculations made by the Corporation in a Preferred Shares Basic Maintenance Certificate with respect to a date randomly selected by the Corporation's independent auditors during such fiscal year. In addition, the Corporation will deliver to the persons specified in the preceding sentence an Auditor's Certificate regarding the accuracy of the calculations made by the Corporation on each Preferred Shares Basic Maintenance Certificate and 1940 Act Preferred Shares Asset Coverage Certificate delivered in relation to an Asset Coverage Cure Date within ten days after the relevant Asset Coverage Cure Date. If an Auditor's Certificate shows that an error was made in any such report, the calculation or determination made by the Corporation's independent auditors will be conclusive and binding on the Corporation.



        (g) The Auditor's Certificates referred to in paragraph (f) above will confirm, based upon the independent auditor's review of portfolio data provided by the Corporation, (i) the mathematical accuracy of the calculations reflected in the related Preferred Shares Basic Maintenance Amount Certificates and 1940 Act Preferred Shares Asset Coverage Certificates and (ii) that, based upon such calculations, the Corporation had, at such Valuation Date, met the Preferred Shares Basic Maintenance Amount Test.



        (h) In the event that a Preferred Shares Basic Maintenance Certificate or 1940 Act Preferred Shares Asset Coverage Certificate with respect to an applicable Valuation Date is not delivered within the time periods specified in this Section 12, the Corporation will be deemed to have failed to meet the Preferred Shares Basic Maintenance Amount Test or the 1940 Act Preferred Shares Asset Coverage, as the case may be, on such Valuation Date for purposes of Section 12(b) of Part I of these Articles Supplementary. In the event that a Preferred Shares Basic Maintenance Certificate, a 1940 Act Preferred Shares Asset Coverage Certificate or an applicable Auditor's Certificate with respect to an Asset Coverage Cure Date is not delivered within the time periods specified herein, the Corporation will be deemed to have failed to meet the Preferred Shares Basic Maintenance Amount Test or the 1940 Preferred Shares Asset Coverage, as the case may be, as of the related Valuation Date.



        (i) The Corporation will provide S&P with no less than 30 days' notification of: (i) any material changes to the Corporation's organizational documents and material contracts, (ii) any redemptions, or
    (iii) any failed auctions.



        (j) The Corporation will provide to S&P and Moody's an audited financial statement for its fiscal year.



    13. Notice. All notices or communications hereunder, unless otherwise specified in these Articles Supplementary, will be sufficiently given if in writing and delivered in person, by telecopier or mailed by first-class mail, postage prepaid. Notices delivered pursuant to this Section 13 will be deemed given on the earlier of the date received or the date five-days after which such notice is mailed, except as otherwise provided in these Articles Supplementary or by the MGCL for notices of stockholders' meetings.



    14. Waiver. To the extent permitted by Maryland Law, Holders of at least two-thirds of the Outstanding AMPS, acting collectively, or each Series, acting as a separate series, may waive any provision hereof intended for their respective benefit in accordance with such procedures as may from time to time be established by the Board of Directors.



    15. Termination. In the event that no AMPS are Outstanding, all rights and preferences of such shares established and designated hereunder will cease and terminate, and all obligations of the Corporation under these Articles Supplementary will terminate.


    16. Amendment. Subject to the provisions of these Articles Supplementary, the Board of Directors may, by resolution duly adopted without stockholder approval (except as otherwise provided by these Articles Supplementary or required by applicable law), amend these Articles Supplementary to reflect any amendments hereto which the Board of Directors is entitled to adopt pursuant to the terms of Section 6(k) of Part I of these Articles Supplementary without stockholder approval. To the extent permitted by applicable law, the Board of Directors may interpret, amend or adjust the provisions of these Articles Supplementary to resolve any inconsistency or ambiguity or to remedy any patent defect.

    17. Definitions. As used in Part I and Part II of these Articles Supplementary, the following terms will have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:





        'Affiliate' means any person known to the Auction Agent to be controlled by, in control of or under common control with the Corporation; provided, however, that no Broker-Dealer controlled by, in control of or under common control with the Corporation will be deemed to be an Affiliate nor will any corporation or any Person controlled by, in control of or under common control with such corporation, one of the directors or executive officers of which is a director of the Corporation be deemed to be an Affiliate solely because such director or executive officer is also a director of the Corporation.


        'Agent Member' means a member of or a participant in the Securities Depository that will act on behalf of a Bidder.


        'AMPS' has the meaning set forth in paragraph FIRST in the preamble of these Articles Supplementary.



        'Applicable Percentage' means the percentage determined based on the credit rating assigned to the series of AMPS on such date by Moody's (if Moody's is then rating the AMPS) and S&P (if S&P is then rating the AMPS) as follows:



          CREDIT RATINGS
          --------------                    APPLICABLE
   MOODY'S                 S&P              PERCENTAGE
   -------                 ---              ----------
     Aaa                   AAA                 125%
  Aa3 to Aa1            AA- to AA+             150%
   A3 to A1              A- to A+              200%
 Baa3 to Baa1          BBB- to BBB+            250%
Ba1 and lower         BB+ and lower            300%



        For purposes of this definition, the 'prevailing rating' of shares of a series of AMPS will be (i) AAA if such shares have a rating of AAA by Moody's or Fitch or the equivalent of such ratings by such agencies or substitute rating agencies selected as provided below; (ii) if not AAA, then AA- if such shares have a rating of AA- or better by Moody's or Fitch or the equivalent of such ratings by such agencies or substitute rating agencies selected as provided below, (iii) if not AA- or higher, than A-if such shares have a rating of A- or better by Moody's or Fitch or the equivalent of such ratings by such agencies or substitute rating agencies selected as provided below, (iv) if not A- or higher then BBB- if such shares have a rating of BBB- or better by Moody's or Fitch or the equivalent of such ratings by such agencies or substitute rating agencies selected as provided below, (v) if not BBB- or higher, then below BBB-; provided, however, that if such shares are rated by only one rating agency, the prevailing rating will be determined without reference to the rating of any other rating agency.



        The Applicable Percentage as so determined will be further subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers, provided that that immediately following any such increase the Fund would be in compliance with the Preferred Shares Basic Maintenance Amount. The Fund will take all reasonable action necessary to enable either Moody's or Fitch to provide a rating for each series of AMPS. If neither Moody's nor Fitch will make such a rating available, the Fund will select another Rating Agency to act as a substitute Rating Agency.



        'Applicable Rate' means, with respect to each Series for each Dividend Period (i) if Sufficient Clearing Orders exist for the Auction in respect thereof, the Winning Bid Rate, (ii) if Sufficient Clearing Orders do not exist for the Auction in respect thereof, the Maximum Rate, and (iii) in the case of any Dividend Period if all the shares of a Series are the subject of Submitted Hold Orders for the Auction in respect thereof, 90% of the reference rate corresponding to that Series.

        'Applicable Spread' means the spread determined based on the credit rating assigned to the series of AMPS on such date by Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) as follows:

          CREDIT RATINGS
          --------------                    APPLICABLE
   MOODY'S                FITCH               SPREAD
   -------                -----               ------
     Aaa                   AAA               125 bps
  Aa3 to Aa1            AA- to AA+           150 bps
   A3 to A1              A- to A+            200 bps
 Baa3 to Baa1          BBB- to BBB+          250 bps
Ba1 and lower         BB+ and lower          300 bps


        For purposes of this definition, the 'prevailing rating' of shares of a series of AMPS will be (i) AAA if such shares have a rating of AAA by Moody's or Fitch or the equivalent of such ratings by such agencies or substitute rating agencies selected as provided below; (ii) if not AAA, then AA- if such shares have a rating of AA- or better by Moody's or Fitch or the equivalent of such ratings by such agencies or substitute rating agencies selected as provided below, (iii) if not AA- or higher, than A-if such shares have a rating of A- or better by Moody's or Fitch or the equivalent of such ratings by such agencies or substitute rating agencies selected as provided below, (iv) if not A- or higher then BBB- if such shares have a rating of BBB- or better by Moody's or Fitch or the equivalent of such ratings by such agencies or substitute rating agencies selected as provided below, (v) if not BBB- or higher, then below BBB-; provided, however, that if such shares are rated by only one rating agency, the prevailing rating will be determined without reference to the rating of any other rating agency.



        The Applicable Spread as so determined will be further subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers, provided that that immediately following any such increase the Fund would be in compliance with the Preferred Shares Basic Maintenance Amount. The Fund will take all reasonable action necessary to enable either Moody's or Fitch to provide a rating for each series of AMPS. If neither Moody's nor Fitch will make such a rating available, the Fund will select another Rating Agency to act as a substitute Rating Agency.


        'Approved Price' means the 'fair value' as determined by the Corporation in accordance with the valuation procedures adopted from time to time by the Board of Directors and for which the Corporation receives a mark-to-market price (which, for the purpose of clarity, does not mean a Market Value Price) from an independent source at least semi-annually.

        'Asset Coverage Cure Date' has the meaning set forth in
    Section 3(a)(ii) of these Articles Supplementary.

        'Auction' means each periodic operation of the Auction Procedures.

        'Auction Agent' means The Bank of New York unless and until another commercial bank, trust company, or other financial institution appointed by a resolution of the Board of Directors enters into an agreement with the Corporation to follow the Auction Procedures for the purpose of determining the Applicable Rate.

        'Auction Date' means the first Business Day next preceding the first day of a Dividend Period for each Series.

        'Auction Procedures' means the procedures for conducting Auctions as set forth in Part II of these Articles Supplementary.

        'Auditor's Certificate' has the meaning set forth in Section 12(f) of
    Part I of these Articles Supplementary.

        'Beneficial Owner,' with respect to shares of each Series, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series.

        'Bid' has the meaning set forth in Section 2(a)(ii) of Part II of these Articles Supplementary.


        'Bidder' has the meaning set forth in Section 2(a)(ii) of Part II of these Articles Supplementary, provided however that neither the Corporation nor any Affiliate will be permitted to be Bidder in an Auction.


        'Board of Directors' or 'Board' means the Board of Directors of the Corporation or any duly authorized committee thereof as permitted by applicable law.

        'Broker-Dealer' means any broker-dealer or broker-dealers, or other entity permitted by law to perform the functions required of a Broker-Dealer by the Auction Procedures, that has been selected by the Corporation and has entered into a Broker-Dealer Agreement that remains effective.

        'Broker-Dealer Agreement' means an agreement between the Auction Agent and a Broker-Dealer, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

        'Business Day' means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in The City of New York, New York are authorized or obligated by law to close.

        'Charter' has the meaning set forth in the preamble to these Articles Supplementary.

        'Code' means the Internal Revenue Code of 1986, as amended.

        'Commission' means the Securities and Exchange Commission.

        'Common Shares' means the shares of the Corporation's Common Stock, par value $.001 per share.

        'Corporation' has the meaning set forth in the preamble to these Articles Supplementary.

        'Date of Original Issue' means the date on which a Series is originally issued by the Corporation.

        'Default' has the meaning set forth in Section 2(c)(ii) of Part I of these Articles Supplementary.

        'Default Period' has the meaning set forth in Sections 2(c)(ii) or (iii) of Part I of these Articles Supplementary.

        'Default Rate' has the meaning set forth in Sections 2(c)(iii) of
    Part I of these Articles Supplementary.

        'Deposit Securities' means cash and any obligations or securities, including Short Term Money Market Instruments that are Eligible Assets, rated at least AAA or A-1 by S&P, except that, for purposes of optional redemption, such obligations or securities will be considered 'Deposit Securities' only if they also are rated at least P-1 by Moody's.


        'Discount Factor' means the S&P Discount Factor (if S&P is then rating the AMPSs), the Moody's Discount Factor (if Moody's is then rating the AMPS) or the discount factor established by any Other Rating Agency which is then rating the AMPS and which so requires, whichever is applicable.


        'Discounted Value'

        (a) for Moody's means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor, provided that with respect to an Eligible Asset that is currently callable, Discounted Value will be equal to the quotient as calculated above or the call price, whichever is lower, and that with respect to an Eligible Asset that is prepayable, Discounted Value will be equal to the quotient as calculated above or the par value, whichever is lower.

        (b) for S&P means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor

        'Dividend Default' has the meaning set forth in Section 2(c)(ii) of
    Part I of these Articles Supplementary.



        'Dividend Payment Date' with respect to the AMPS means any date on which dividends are payable pursuant to Section 2(b) of Part I hereof.


        'Dividend Period' means, with respect to each Series, the initial period determined in the manner set forth under 'Designation' above, and thereafter, as to such Series, the period commencing on the Business Day following each Dividend Period for such Series and ending on the calendar day immediately preceding the next Dividend Payment Date for such Series.


        'Eligible Assets' means Moody's Eligible Assets (if Moody's is then rating the AMPS), S&P Eligible Assets (if S&P is then rating the AMPS), and/or Other Rating Agency Eligible Assets if any Other Rating Agency is then rating the AMPS, whichever is applicable.



        'Existing Holder' has the meaning set forth in Section 1 of Part II of these Articles Supplementary.


        'Hold Order' has the meaning set forth in Section 2(a)(ii) of Part II of these Articles Supplementary.


        'Holder' means, with respect to the AMPS, the registered holder of shares of each Series as the same appears on the stock ledger or stock records of the Corporation.


        'Investment Manager' means Cohen & Steers Capital Management, Inc.


        'LIBOR Dealers' means Merrill Lynch, Pierce, Fenner & Smith Incorporated and such other dealer or dealers as the Fund may from time to time appoint, or, in lieu of any thereof, their respective affiliates or successors.



        'LIBOR Rate,' on any Auction Date, means (i) the rate for deposits in U.S. dollars for the designated Dividend Period, which appears on display page 3750 of Moneyline's Telerate Service ('Telerate Page 3750') (or such other page as may replace that page on that service, or such other service as may be selected by the LIBOR Dealer or its successors that are LIBOR Dealers) as of 11:00 a.m., London time, on the day that is the London Business Day preceding the Auction Date (the 'LIBOR Determination Date'), or
    (ii) if such rate does not appear on Telerate Page 3750 or such other page as may replace such Telerate Page 3750, (A) the LIBOR Dealer will determine the arithmetic mean of the offered quotations of the Reference Banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Dividend Period in an amount determined by such LIBOR Dealer by reference to requests for quotations as of approximately
    11:00 a.m. (London time) on such date made by such LIBOR Dealer to the Reference Banks, (B) if at least two of the Reference Banks provide such quotations, LIBOR Rate will equal such arithmetic mean of such quotations,
    (C) if only one or none of the Reference Banks provide such quotations, LIBOR Rate will be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the LIBOR Dealer (after obtaining the Fund's approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Dividend Period in an amount determined by the LIBOR Dealer (after obtaining the Fund's approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if one of the LIBOR Dealers does not quote a rate required to determine the LIBOR Rate, the LIBOR Rate will be determined on the basis of the quotation or quotations furnished by any Substitute LIBOR Dealer or Substitute LIBOR Dealers selected by the Fund to provide such rate or rates not being supplied by the LIBOR Dealer; provided further, that if the LIBOR Dealer and Substitute LIBOR Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, LIBOR Rate will be LIBOR Rate as determined on the previous Auction Date. If the number of Dividend Period days will be (i) 7 or more but fewer than 21 days, such rate will be the seven-day LIBOR rate; (ii) more than 21 but fewer than 49 days, such rate will be the one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate will be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate will be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days, such rate will be the four-month LIBOR rate; (vi) 140 or more but fewer than 168 days, such rate will be the five-month LIBOR rate; (vii) 168 or more but fewer than 189 days, such rate will be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate will be the seven-month LIBOR rate; (ix) 217 or more but fewer than 252 days, such rate will be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate will be the nine-month LIBOR rate; (xi) 287 or more but fewer than 315 days, such rate will be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate will be the eleven-month LIBOR rate; and (xiii) 343 or more but fewer than 365 days, such rate will be the twelve-month LIBOR rate.



        'Liquidation Preference' means $25,000 per share of AMPS.



        'London Business Day' means any day on which commercial banks are generally open for business in London.



        'Mandatory Redemption Date' has meaning set forth in Section 3(a)(iii) of Part I of these Articles Supplementary.



        'Mandatory Redemption Price' has the meaning set forth in
    Section 3(a)(iii) of Part I of these Articles Supplementary.



        'Market Value' means the fair market value of an asset of the Corporation as computed as follows: Securities listed on the New York Stock Exchange at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined provided that, if there has been no sale on such day, the securities are valued at the closing bid prices on such day and provided further that, if no bid prices are quoted on such day, then the security is valued by such method as the Board of Directors will determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National List are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Investment Manager to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the current bid prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the directors deem appropriate to reflect their fair market value. The fair market value of certain fixed-income securities is computed based upon (i) the basis of prices provided by a Pricing Service or
    (ii) the lower of the value set forth in bids from two independent dealers in securities, one of which bids will be in writing, in each case with interest accrued added to such computation for those assets of the Corporation where such computation does not include interest accrued. The independent dealers from whom bids are sought will be either (a) market makers in the securities being valued or (b) members of the National Association of Securities Dealers, Inc. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.



        'Maximum Rate,' for shares of a series of AMPS on any Auction Date for shares of such series, will mean for any Rate Period, the greater of the Applicable Percentage of the Reference Rate or the Applicable Spread plus the Reference Rate. The Auction Agent will round each applicable Maximum Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent.



        'Moody's' means Moody's Investors Service, Inc. and its successors at law.

        'Moody's Discount Factor' means, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined as follows. The Moody's Discount Factor for any Moody's Eligible Asset other than the securities set forth below will be the percentage provided in writing by Moody's.

    (a) Preferred Stock and Common Stock of REITs and Other Real Estate
Companies:


                                                          DISCOUNT FACTOR(1)(2)(3)
                                                          ------------------------
Common stock of REITs and other real estate companies               154%
Preferred stock of REITs
    with Senior Implied Moody's (or S&P or Fitch)
      rating:                                                       154%
    without Senior Implied Moody's (or S&P or Fitch)
      rating:                                                       208%
Preferred stock of Other Real Estate Companies
    with Senior Implied Moody's (or S&P or Fitch)
      rating:                                                       208%
    without Senior Implied Moody's (or S&P or Fitch)
      rating:                                                       250%
Preferred Securities of non-real estate companies
  (4)(5):
The Moody's Discount Factor for non-real estate
  preferred securities will be
    (A) for preferred securities issued by a utility,               152%
    (B) for preferred securities of industrial and
      financial issuers and other issuers,                          197%
    (C) for auction rate preferred securities,                      350%


---------
(1) A Discount Factor of 250% will be applied to those assets in a single Moody's Real Estate Industry/Property Sector Classification which exceed 30% of Moody's Eligible Assets but are not greater than 35% of Moody's Eligible Assets.

(2) A Discount Factor of 250% will be applied if dividends on such securities have not been paid consistently (either quarterly or annually) over the previous three years, or for such shorter time period that such securities have been outstanding.


(3) A Discount Factor of 250% will be applied if the market capitalization (including common stock and preferred stock) of a real estate issuer is below $500 million.



(4) Applies to preferred securities which have a minimum issue size of $50 million.



(5) Non-real estate eligible preferred securities will be issued by investment grade companies having a senior unsecured debt rating that is Baa3 or higher by Moody's or BBB- by S&P or Fitch and pay dividends in U.S. Dollars or Euros. The market value of eligible non-cumulative preferred issues are subject to standard preferred stock discount factors multiplied by a factor of 1.10.



    (b) Debt Securities (1)(2)(3):



    The percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below.



     TERM TO MATURITY OF DEBT SECURITY       Aaa     Aa     A     Baa     Ba     B     UNRATED(3)
     ---------------------------------       ---     --     -     ---     --     -     ----------
1 year or less                               109%   112%   115%   118%   137%   150%      250%
2 years or less (but longer than 1 year)     115%   118%   122%   125%   146%   160%      250%
3 years or less (but longer than 2 years)    120%   123%   127%   153%   153%   168%      250%
4 years or less (but longer than 3 years)    126%   129%   133%   161%   161%   176%      250%
5 years or less (but longer than 4 years)    132%   135%   139%   168%   168%   185%      250%
7 years or less (but longer than 5 years)    139%   143%   147%   179%   179%   197%      250%
10 years or less (but longer than 7 years)   145%   150%   155%   189%   189%   208%      250%
15 years or less (but longer than 10 years)  150%   155%   160%   196%   196%   216%      250%
20 years or less (but longer than 15 years)  150%   155%   160%   196%   196%   228%      250%
30 years or less (but longer than 20 years)  150%   155%   160%   196%   196%   229%      250%
Greater than 30 years                        165%   173%   181%   189%   205%   240%      250%


---------


(1) The Moody's Discount Factors for debt securities will also be applied to any interest rate swap or cap, in which case the rating of the counterparty will determine the appropriate rating category.



                                              (footnotes continued on next page)

(footnotes continued from previous page)


(2) Corporate debt securities if (A) such securities provide for the periodic payment of interest in cash in U.S. dollars or euros, except that such securities that do not pay interest in U.S. dollars or euros will be considered Moody's Eligible Assets if they are rated by Moody's or S&P or Fitch; (B) for debt securities rated B and below taken together with 'Unrated' securities, no more than 10% of the original amount of such issue may constitute Moody's Eligible Assets; (C) such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Directors, except that such securities that are not subject to U.S. federal securities laws will be considered Moody's Eligible Assets if they are publicly traded; and (D) such securities are not subject to extended settlement.



(3) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Corporation's assets can be derived from other sources as well as combined with a number of sources as presented by the Corporation to Moody's, securities rated below B by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a corporate debt security is unrated by Moody's, S&P or Fitch, the Corporation will use the percentage set forth under 'Below B and Unrated' in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent.


    (c) U.S. Treasury Securities and U.S. Treasury Strips (as defined by
Moody's):


                                                 U.S. TREASURY SECURITIES
REMAINING TERM TO MATURITY                           DISCOUNT FACTOR        U.S. TREASURY STRIPS
--------------------------                           ---------------        --------------------
1 year or less                                             107%                     107%
2 years or less (but longer than 1 year)                   113%                     114%
3 years or less (but longer than 2 years)                  118%                     120%
4 years or less (but longer than 3 years)                  123%                     127%
5 years or less (but longer than 4 years)                  128%                     133%
7 years or less (but longer than 5 years)                  135%                     145%
10 years or less (but longer than 7 years)                 141%                     159%
15 years or less (but longer than 10 years)                146%                     184%
20 years or less (but longer than 15 years)                154%                     211%
30 years or less (but longer than 20 years)                154%                     236%


    (d) Short-Term Instruments and Cash.


    The Moody's Discount Factor applied to Moody's Eligible Assets that are short term money instruments (as defined by Moody's) will be (i) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within 49 days of the relevant valuation date, (ii) 102%, so long as such portfolio securities mature or have a demand feature at par not exercisable within 49 days of the relevant valuation date, and (iii) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1 by S&P and mature or have a demand feature at par exercisable within 49 days of the relevant valuation date. A Moody's Discount Factor of 100% will be applied to cash.


    (e) Rule 144A Debt or Preferred Securities:


    The Moody's Discount Factor applied to Rule 144A debt or preferred securities will be 130% of the Moody's Discount Factor which would apply were the securities registered under the Securities Act.


    (f) Convertible Securities:

                           MOODY'S RATING CATEGORY(1)


INDUSTRY CATEGORY                 Aaa     Aa     A     Baa     Ba     B      NR
-----------------                 ---     --     -     ---     --     -      --
Utility                           162%   167%   172%   188%   195%   199%   300%
Industrial                        256%   261%   266%   282%   290%   293%   300%
Financial                         233%   238%   243%   259%   265%   270%   300%
Transportation                    332%   337%   342%   358%   365%   369%   370%




                                                         (footnote on next page)

(footnote from previous page)


(1) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Corporation's assets can be derived from other sources as well as combined with a number of sources as presented by the Corporation to Moody's, securities rated below B by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a corporate debt security is unrated by Moody's, S&P or Fitch, the Corporation will use the percentage set forth under 'Below B and Unrated' in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent.


    `Moody's Eligible Assets' means the following:

        (i) Common Stock, Preferred Stock and any debt security of REITs and Other Real Estate Companies, and Preferred Stock and debt securities of non real estate companies:


           (A) which comprise at least 7 of the total number of Moody's Real Estate Industry/Property Sector Classifications ('Moody's Sector Classifications') and Moody's Industry Classifications, of which no more than 35% may constitute a single such classification;



           (B) which in the aggregate constitute at least 40 separate issues of common stock, preferred stock, and debt securities issued by at least 30 issuers;


           (C) issued by a single issuer which in the aggregate constitute no more than 6.0% of the Market Value of Moody's Eligible Assets, and

           (D) issued by a single issuer which, with respect to 50% of the Market Value of Moody's Eligible Assets, constitute in the aggregate no more than 5% of Market Value of Moody's Eligible Assets;

        (ii) Unrated debt securities issued by an issuer which:

           (A) has not filed for bankruptcy within the past three years

           (B) is current on all principal and interest on its fixed income obligations;

           (C) is current on all preferred stock dividends;

           (D) possesses a current, unqualified auditor's report without qualified, explanatory language; and


           (E) in the aggregate taken together with securities rated Ba1 by Moody's, or comparable by S&P or Fitch, and below do not exceed 10% of the discounted Moody's Eligible Assets;



        (iii) Interest rate swaps entered into according to International Swap Dealers Association ('ISDA') standards if



           (A) the counterparty to the swap transaction has a short-term rating of not less than P-1 by Moody's or A-1 by S&P or, if the counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is A3 or higher by Moody's or A+ or higher by S&P;



           (B) the original aggregate notional amount of the interest rate swap transaction or transactions is not to be greater than the liquidation preference of the AMPS originally issued;



           (C) the interest rate swap transaction will be marked-to-market daily;



           (D) an interest rate swap that is in-the-money is discounted at the counterparty's corporate debt rating for the maturity of the swap for purposes of calculating Moody's Eligible Assets; and



           (E) an interest rate swap that is out-of-the money includes that negative mark-to-market amount as indebtedness for purposes of calculating the Preferred Shares Basic Maintenance amount.



        (iv) U.S. Treasury Securities and Treasury Strips (as defined by
    Moody's);

        (v) Short-Term Money Market Instruments so long as

           (A) such securities are rated at least P-1,

           (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or


           (C) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P and not rated by Moody's) need not meet any otherwise applicable Moody's rating criteria.


        (vi) Cash including, for this purpose, interest and dividends due on assets rated

           (A) Baa3 or higher by Moody's if the payment date is within five Business Days of the Valuation Date,

           (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and

           (C) A1 or higher if the payment date is within 49 days of the relevant valuation date and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are (1) settled through clearing house firms with respect to which the Corporation has received prior written authorization from Moody's or (2) with counterparties having a Moody's long-term debt rating of at least Baa3 or
       (3) with counterparties having a Moody's Short-Term Money Market Instrument rating of at least P-1.


        The foregoing Rating Agency Guidelines are subject to change from time to time. The Fund may, but is not required to, adopt any such change. Nationally recognized rating agencies other than S&P and Moody's may also from time to time rate the AMPS; any nationally recognized rating agency providing a rating for the AMPS may, at any time change or withdraw any such rating.


        'Moody's Industry Classifications' means, for the purposes of determining Moody's Eligible Assets, each of the following Industry
    Classifications:




            1. Aerospace & Defense



            2. Automobile



            3. Banking



            4. Beverage, Food & Tobacco



            5. Buildings & Real Estate



            6. Chemicals, Plastics & Rubber



            7. Containers, Packaging & Glass



            8. Personal & Nondurable Consumer Projects (Manufacturing Only)



            9. Diversified/Conglomerate Manufacturing



           10. Diversified/Conglomerate Service



           11. Diversified Natural Resources, Precious Metals & Minerals



           12. Ecological



           13. Electronics



           14. Finance



           15. Farming & Agriculture



           16. Grocery



           17. Healthcare, Education & Childcare



           18. Home & Office Furnishings, Housewares & Durable Consumer Products

           19. Hotels, Motels, Inns and Gaming



           20. Insurance



           21. Leisure, Amusement, Entertainment



           22. Machinery (Nonagriculture, Nonconstruction, Nonelectronic)



           23. Mining, Steel, Iron & Nonprecious Metals



           24. Oil & Gas



           25. Personal, Food & Misc. Services



           26. Printing & Publishing



           27. Cargo Transport



           28. Retail Stores



           29. Telecommunications



           30. Textiles & Leather



           31. Personal Transportation



           32. Utilities



           33. Broadcasting & Entertainment



        'Moody's Real Estate Industry/Property Sector Classification' means, for the purposes of determining Moody's Eligible Assets, each of the following Industry Classifications (as defined by the National Association of Real Estate Investment Trusts, 'NAREIT'):


           (i) Office

           (ii) Industrial

           (iii) Mixed

           (iv) Shopping Centers

           (v) Regional Malls

           (vi) Free Standing

           (vii) Apartments

           (viii) Manufactured Homes

           (ix) Diversified

           (x) Lodging/Resorts

           (xi) Health Care

           (xii) Home Financing

           (xiii) Commercial Financing


           (xiv) Self Storage



           (xv) Specialty



        The Corporation will use its discretion in determining which NAREIT Industry Classification is applicable to a particular investment in consultation with the independent auditor and/or Moody's, as necessary.


        '1933 Act' means the Securities Act of 1933, as amended.

        '1940 Act' means the Investment Company Act of 1940, as amended.


        '1940 Act Preferred Shares Asset Coverage' means asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Corporation which are stock, including all Outstanding AMPS (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares), determined on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of such determination.



        '1940 Act Preferred Shares Asset Coverage Certificate' means the certificate required to be delivered by the Corporation pursuant to
    Section 12(f) of these Articles Supplementary.



        'Notice of Redemption' means any notice with respect to the redemption of AMPS pursuant to Section 3 of Part I of these Articles Supplementary.


        'Order' has the meaning set forth in Section 2(a)(ii) of Part II of these Articles Supplementary.


        'Other Rating Agency' means any rating agency other than S&P or Moody's then providing a rating for the AMPS pursuant to the request of the Corporation.



        'Other Rating Agency Eligible Assets' means assets of the Corporation designated by any Other Rating Agency as eligible for inclusion in calculating the discounted value of the Corporation's assets in connection with such Other Rating Agency's rating of the AMPS.


        'Other Real Estate Companies' companies which generally derive at least 50% of their revenue from real estate or has at least 50% of its assets in real estate, but not including REITs.


        'Outstanding' means, as of any date, AMPS theretofore issued by the Corporation except, without duplication, (i) any AMPS theretofore canceled, redeemed or repurchased by the Corporation, or delivered to the Auction Agent for cancellation or with respect to which the Corporation has given notice of redemption and irrevocably deposited with the Paying Agent sufficient funds to redeem such shares and (ii) any AMPS represented by any certificate in lieu of which a new certificate has been executed and delivered by the Corporation. Notwithstanding the foregoing, (A) for purposes of voting rights (including the determination of the number of shares required to constitute a quorum), any AMPS as to which the Corporation or any Affiliate is the Existing Holder will be disregarded and not deemed Outstanding; (B) in connection with any Auction, any AMPS as to which the Corporation or any person known to the Auction Agent to be an Affiliate is the Existing Holder will be disregarded and not deemed Outstanding; and (C) for purposes of determining the Preferred Shares Basic Maintenance Amount, AMPS held by the Corporation will be disregarded and not deemed Outstanding, but shares held by any Affiliate will be deemed Outstanding.


        'Paying Agent' means The Bank of New York unless and until another entity appointed by a resolution of the Board of Directors enters into an agreement with the Corporation to serve as paying agent, which paying agent may be the same as the Auction Agent.

        'Person' or 'Person' means and includes an individual, a partnership, the corporation, a trust, a corporation, a limited liability company, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

        'Potential Beneficial Owner or Holder' has the meaning set forth in
    Section 1 of Part II of these Articles Supplementary.

        'Preferred Shares Basic Maintenance Amount' means as of any Valuation Date as the dollar amount equal to the sum of:


           (i)(A) the product of the number of AMPS outstanding on such date multiplied by $25,000 (plus the product of the number of shares of any other series of preferred shares outstanding on such date multiplied by the liquidation preference of such shares), plus any redemption premium applicable to the AMPS (or other preferred shares) then subject to redemption; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Date for the AMPS outstanding that follows such Valuation Date (plus the aggregate amount of dividends, whether or not earned or declared, that will have accumulated in respect of other outstanding preferred shares to, but not including, the first respective dividend payment date for such other shares that follows such Valuation Date); (C) the aggregate amount of dividends that would accumulate on shares of each series of the AMPS outstanding from such first respective Dividend Payment Date therefor through the 56th day after such Valuation Date, at the Maximum Rate; (D) the amount of anticipated expenses of the Corporation for the 90 days subsequent to such Valuation Date; (E) the amount of any indebtedness or obligations of the Corporation senior in right of payment to the AMPS; and (F) any current liabilities as of such Valuation Date, to the extent not reflected in any of (i)(A) through (i)(F) less



           (ii) the value (i.e., for purposes of current Moody's guidelines, the face value of cash and short-term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (i) (A) through (i) (F) become payable, otherwise the Moody's Discounted Value) (i.e., for the purposes of the current S&P guidelines, the face value of cash, and short term securities that are the direct obligations of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (i)(A) through (i)(F) becomes payable, otherwise the S&P Discounted Value) of any of the Corporation's assets irrevocably deposited by the Corporation for the payment of any of
       (i)(A) through (i)(F).



        'Preferred Shares Basic Maintenance Amount Test' means a test which is met if the lower of the aggregate Discounted Values of the Moody's Eligible Assets or the S&P Eligible Assets meets or exceeds the Preferred Shares Basic Maintenance Amount. The Corporation will notify Moody's if coverage declines below 1.30X the Preferred Shares Basic Maintenance Amount.



        'Preferred Shares Basic Maintenance Certificate' has the meaning set forth in Section 12(d) of Part I of these Articles Supplementary.


        'Pricing Service' means any of the following:

           Bloomberg
           Bridge Global Pricing
           Chanin Capital Partners
           Data Resources Inc. (a McGraw-Hill company)
           FT Interactive Data
           J.J. Kenny Drake
           JP Morgan Pricing Services
           Loan Pricing Corporation (owned by Reuters)
           Meenan, Mcdevitt & Co., Inc
           Reuters
           Securities Evaluation Services
           Standard & Poor's Evaluation Services
           Thomson Financial Securities Management
           Telerate
           Telekurs
           Trepp Pricing Service
           Van Kampen Merritt Investment Advisory Corp Pricing Service CIBC World Markets


        'Rating Agency' means Moody's and S&P as long as such rating agency is then rating the AMPS.


        'Redemption Date' has the meaning set forth in Section 2(c)(ii) of
    Part II of these Articles Supplementary.

        'Redemption Default' has the meaning set forth in Section 2(c)(ii) of
    Part I of these Articles Supplementary.

        'Redemption Price' has the meaning set forth in Section 3(a)(i) of
    Part I of these Articles Supplementary.

        'Reference Banks' means four major banks in the London interbank market selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated or its affiliates or successors or such other party as the Fund may from time to time appoint.



        'Reference Rate' means, with respect to the determination of the Default Rate, the applicable LIBOR Rate (for a Dividend Period of fewer than 365 days) or the applicable Treasury Index Rate (for a Dividend Period of 365 days or more).


        'Registrar' means The Bank of New York, unless and until another entity appointed by a resolution of the Board of Directors enters into an agreement with the Corporation to serve as transfer agent.

        'REIT' or real estate investment trust, means a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate.

        'S&P' means Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successors at law.

        'S&P Discount Factor' means, with respect to an S&P Eligible Asset specified below, the following applicable number is the S&P Discount Factor provided that the S&P Exposure Period is 25 Business Days or less:

    (a) Types of S&P Eligible Assets


                                                             DISCOUNT FACTOR FOR
TYPE OF S&P ELIGIBLE ASSET                                       AAA RATING
--------------------------                                       ----------
Common Stock of REITs and other real estate companies               162%
DRD Eligible Preferred Stock with a senior or preferred
  stock rating of at least BBB-                                     245%
REIT and Non-DRD eligible Preferred Stock with a senior or
  preferred stock rating of at least BBB-                           164%
DRD Eligible Preferred Stock with a senior or preferred
  stock rating below BBB-                                           250%
REIT and non-DRD Eligible Preferred Stock with a senior or
  preferred stock rating below BBB-                                 169%
Un-rated DRD Eligible Preferred Stock                               255%
Un-rated Non-DRD Eligible and un-rated REIT Preferred Stock         174%
Convertible bonds rated AAA to AAA-                                 165%
Convertible bonds rated AA+ to AA-                                  170%
Convertible bonds rated A+ to A-                                    175%
Convertible bonds rated BBB+ to BBB-                                180%
Convertible bonds rated BB+ to BB-                                  185%
Convertible bonds rated B+ to B                                     190%
Convertible bonds rated B-                                          195%
Convertible bonds rated CCC+                                        205%
Convertible bonds rated CCC                                         220%
U.S. Short-Term Money Market Investments with maturities of
  180 days or less                                                  104%
U.S. Short-Term Money Market Investments with maturities of
  between 181 and 360 days                                          113%
U.S. Government Obligations (52 week Treasury Bills)                102%
U.S. Government Obligations (Two-Year Treasury Notes)               104%
U.S. Government Obligations (Five-Year Treasury Notes)              110%
U.S. Government Obligations (Ten-Year Treasury Notes)               117%
U.S. Government Obligations (Thirty-Year Treasury Bonds)            130%
Agency Mortgage Collateral (Fixed 15-Year)                          129%
Agency Mortgage Collateral (Fixed 30-Year)                          132%
Agency Mortgage Collateral (ARM 1/1)                                122%
Agency Mortgage Collateral (ARM 3/1)                                123%

                                                             DISCOUNT FACTOR FOR
TYPE OF S&P ELIGIBLE ASSET                                       AAA RATING
--------------------------                                       ----------
Agency Mortgage Collateral (ARM 5/1)                                123%
Agency Mortgage Collateral (ARM 10/1)                               123%
Mortgage Pass-Through Fixed (15 Year)                               131%
Mortgage Pass-Through Fixed (30 Year)                               134%
    Debt securities of REIT's and other real estate
      companies according to the following corporate bond
      schedule
    Corporate Bonds rated at least AAA                              110%
    Corporate Bonds rated at least AA+                              111%
    Corporate Bonds rated at least AA                               113%
    Corporate Bonds rated at least AA-                              115%
    Corporate Bonds rated at least A+                               116%
    Corporate Bonds rated at least A                                117%
    Corporate Bonds rated at least A-                               118%
    Corporate Bonds rated at least BBB+                             120%
    Corporate Bonds rated at least BBB                              122%
    Corporate Bonds rated at least BBB-                             124%
    Corporate Bonds rated at least BB+                              129%
    Corporate Bonds rated at least BB                               135%
    Corporate Bonds rated at least BB-                              142%
    Corporate Bonds rated at least B+                               156%
    Corporate Bonds rated at least B                                169%
    Corporate Bonds rated at least B-                               184%
    Corporate Bonds rated at least CCC+                             202%
    Corporate Bonds rated at least CCC                              252%
    Corporate Bonds rated at least CCC-                             350%
Cash and Cash Equivalents                                           100%

    (b) Interest rate swaps entered into according to International Swap Dealers Association ('ISDA') standards if


        (i) the counterparty to the swap transaction has a short-term rating of A-1, or equivalent by S&P or, if the counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is A+, or equivalent by S&P or higher.



        (ii) the original aggregate notional amount of the interest rate swap transaction or transactions is not to be greater than the liquidation preference of the AMPS.



        (iii) The interest rate swap transaction will be marked-to-market weekly by the swap counterparty.



        (iv) If the Corporation fails to maintain an aggregate discounted value at least equal to the basic maintenance amount on two consecutive valuation dates then the agreement will terminate immediately.



        (v) For the purpose of calculating the asset coverage test 90% of any positive mark-to-market valuation of the Corporation's rights will be eligible assets. 100% of any negative mark-to-market valuation of the Corporation's rights will be included in the calculation of the Preferred Shares Basic Maintenance Amount.



        (vi) The Corporation must maintain liquid assets with a value at least equal to the net amount of the excess, if any, of the Corporation's obligations over its entitlement with respect to each swap. For caps/floors, must maintain liquid assets with a value at least equal to the Corporation's obligations with respect to such caps or floors.


    (c) Cash and Cash Equivalents


        (i) Cash and Cash Equivalents and demand deposits in an 'A-1+' rated institution are valued at 100%. 'A-1+' rated commercial paper, with maturities no greater than 30 days and held instead of cash until maturity, is valued at 100%. Securities with next-day maturities invested in 'A-1+' rated institutions re considered cash equivalents and are valued at 100%. Securities maturing in 181 to 360 calendar days are valued at 114.2%.


        (ii) The S&P Discount Factor for shares of unrated Money Market Funds affiliated with the Corporation used as 'sweep' vehicles will be 111%. Money Market Funds rated 'AAAm' will be discounted at the appropriate level as dictated by the exposure period. No S&P Discount Factor will be applied to Money Market Funds rated AAAm by S&P with effective next day maturities.


    'S&P Eligible Assets' will mean:


        (A) Deposit Securities;

        (B) U.S. Government Obligations and U.S. Government Agencies;

        (C) Corporate Indebtedness. Evidences of indebtedness other than Deposit Securities, U.S. Government Obligations and Municipal Obligations that are not convertible into or exchangeable or exercisable for stock of a corporation (except to the extent of ten percent (10%) in the case of a share exchange or tender offer) ('Other Debt') and that satisfy all of the following conditions:


           (1) be no more than 10% of total assets may be below a S&P rating of BBB- , or comparable Moody's or Fitch rating, or unrated;



           (2) the remaining term to maturity of such Other Debt will not exceed fifty (50) years;


           (3) such Other Debt must provide for periodic interest payments in cash over the life of the security;


           (4) no more than 10% of the issuers of such evidences of indebtedness do not file periodic financial statements with the U.S. Securities and Exchange Commission;



           (5) which, in the aggregate, have an average duration of not more than 12 years.


        (D) Convertible Corporate Indebtedness. Evidences of indebtedness other than Deposit Securities, U.S. Government Obligations and Municipal Obligations that are convertible into or exchangeable or exercisable for stock of a corporation and that satisfy all of the following conditions:

           (1) such evidence of indebtedness is rated at least CCC by S&P; and

           (2) if such evidence of indebtedness is rated BBB or lower by S&P, the market capitalization of the issuer of such evidence of indebtedness is at least $100 million;

        (E) Agency Mortgage Collateral. Certificates guaranteed by U.S. Government Agencies (as defined below) (e.g., FNMA, GNMA and FHLMC) for timely payment of interest and full and ultimate payment of principal. Agency Mortgage Collateral also evidence undivided interests in pools of level-payment, fixed, variable, or adjustable rate, fully amortizing loans that are secured by first liens on one- to four-family residences residential properties (or in the case of Plan B FHLMC certificates, five or more units primarily designed for residential use) ('Agency Mortgage Collateral'). Agency Mortgage Collateral the following conditions apply:

           (1) For GNMA certificates backed by pools of graduated payment mortgages, levels are 20 points above established levels;

           (2) Qualifying 'large pool' FNMA mortgage-backed securities and FHLMC participation certificates are acceptable as eligible collateral. The eligible fixed-rate programs include FNMA MegaPools, FNMA Majors, FHLMC Multilender Swaps, and FHLMC Giant certificates. Eligible adjustable rate mortgage ('ARMs') programs include nonconvertible FNMA ARM MegaPools and FHLMC weighted average coupon ARM certificates. Eligible FHLMC Giant programs exclude interest-only and principal only stripped securities;

           (3) FNMA certificates backed by multifamily ARMs pegged to the 11th District Cost of Funds Index are acceptable as eligible collateral at 5 points above established levels; and

           (4) Multiclass REMICs issued by FNMA and FHLMC are acceptable as eligible collateral at the collateral levels established for CMOs.

        (F) Mortgage Pass-Through Certificates. Publicly issued instruments maintaining at least a AA- ratings by S&P. Certificates evidence proportional, undivided interests in pools of whole residential mortgage loans. Pass-through certificates backed by pools of convertible ARMs are acceptable as eligible collateral at 5 points above the levels established for pass-through certificates backed by fixed or non-convertible ARM pools.

        (G) Preferred Stocks. Preferred stocks that satisfy all of the following conditions:


           1. The preferred stock issue has a senior rating from S&P, or the preferred issue must be rated. In the case of Yankee preferred stock, the issuer should have a S&P senior rating of at least 'BBB- ', or the preferred issue must be rated at least 'BBB-'.


           2. The issuer -- or if the issuer is a special purpose corporation, its parent -- is listed on either the New York Stock Exchange, the American Stock Exchange or NASDAQ if the traded par amount is less than $1,000. If the traded par amount is $1,000 or more exchange listing is not required.


           3. The collateral pays cash dividends denominated in U.S. dollars.


           4. Private placement 144A with registration rights are eligible assets.


           5. The minimum market capitalization of eligible issuers is US$100 million.


           Restrictions for floating-rate preferred stock:

               1. Holdings must be limited to stock with a dividend period of less than or equal to 49 days, except for a new issue, where the first dividend period may be up to 64 days.

               2. The floating-rate preferred stock may not have been subject to a failed auction.

           Restrictions for adjustable -- or auction-rate preferred stock:

               1. The total fair market value of adjustable-rate preferred stock held in the portfolio may not exceed 10% of eligible assets.

           Concentration Limits:

               2. Total issuer exposure in preferred stock of any one issuer is limited to 10% of the fair market value of eligible assets.


               3. Preferred stock rated below B- (including non-rated preferred stock) and preferred stock with a market cap of less than US$100 million are limited to no more than 15% of the fair market value of the eligible assets.



               4. Add 5 points to over-collateralization level for issuers with a senior rating or preferred stock rating of less than BBB-.



               5. Add 10 point to over-collateralization level of issuers with no senior rating, preferred stock rating or dividend history.


        (H) Common Stocks of REITs and Other Real Estate Companies. Common stocks of REITs and Other Real Estate Companies that satisfy all of the following conditions:

           (1) such common stock (including the common stock of any predecessor or constituent issuer) has been traded on a recognized national securities exchange or quoted on the National Market System (or any equivalent or successor thereto) of NASDAQ, but excluding '144a' or 'pink sheet' stock not carried in daily newspaper over-the-counter listings;

           (2) the market capitalization of such issuer of common stock exceeds $100 million;

           (3) the issuer of such common stock is not an entity that is treated as a partnership for federal income taxes;

           (4) if such issuer is organized under the laws of any jurisdiction other than the United States, any state thereof, any possession or territory thereof or the District of Columbia, the common stock of such issuer held by the Corporation is traded on a recognized national securities exchange or quoted on the National Market System of NASDAQ either directly or in the form of depository receipts.

        Escrow Bonds may comprise 100% of the Corporation's S&P Eligible Assets. Bonds that are legally defeased and secured by direct U.S. government obligations are not required to meet any minimum issuance size requirement. Bonds that are economically defeased or secured by other U.S. agency paper must meet the minimum issuance size requirement for the Trust described above. Bonds initially rated or rerated as an escrow bond by another Rating Agency are limited to 50% of the Corporation's S&P Eligible Assets, and carry one full rating lower than the equivalent S&P rating for purposes of determining the applicable discount factors. Bonds economically defeased and either initially rated or rerated by S&P or another Rating Agency are assigned that same rating level as its debt issuer, and will remain in its original industry category unless it can be demonstrated that a legal defeasance has occurred.

        With respect to the above, the Corporation portfolio must consist of no less than 20 issues representing no less than 10 industries as determined by the S&P Industry Classifications and S&P Real Estate Industry/Property sectors.


        For purposes of determining the discount factors applicable to collateral not rated by S&P, the collateral will carry an S&P rating one full rating level lower than the equivalent S&P rating.



        'S&P Exposure Period' will mean the sum of (i) that number of days from the last Valuation Date on which the Corporation's Discounted Value of S&P Eligible Assets were greater than the Preferred Shares Basic Maintenance Amount to the Valuation Date on which the Corporation's Discounted Value of S&P Eligible Assets failed to exceed the Preferred Shares Basic Maintenance Amount, (ii) the maximum number of days following a Valuation Date that the Corporation has under this Statement to cure any failure to maintain a Discounted Value of S&P Eligible Assets at least equal to the Preferred Shares Basic Maintenance Amount, and (iii) the maximum number of days the Corporation has to effect a mandatory redemption under Section 3(a)(ii) of
    Part I of these Articles Supplementary.



        'S&P Industry Classifications' will mean, for the purposes of determining S&P Eligible Assets, each of the following industry classifications (as defined by the S&P global industry classification):


           Aerospace & Defense
           Air Freight and Logistics Airlines
           Automobiles
           Automobile Components
           Beverages
           Biotechnology
           Building Products
           Cable
           Capital Markets
           Computers & Peripherals
           Commercial Banks
           Commercial Services & Supplies
           Communications Equipment
           Construction & Engineering
           Consumer Finance
           Containing & Packaging
           Distributors

           Diversified Financial Services
           Diversified Telecommunication Services
           Electric Utilities
           Electrical Equipment
           Electronic Equipment & Instrument
           Energy Equipment & Services
           Food & Staples Retailing
           Food Products
           Gas Utilities
           Healthcare Equipment & Supplies
           Healthcare Providers & Services
           Hotels, Restaurants & Leisure
           Household Durables
           Household Products
           Industrial Conglomerates
           Insurance
           Internet & Catalog Retail
           Internet Software & Services
           IT Services
           Leisure Equipment & Products
           Machinery
           Marine
           Media
           Metals & Mining
           Office Electronics
           Oil & Gas
           Packaging and Containers
           Paper & Forest Products
           Personal Products
           Pharmaceuticals
           Real Estate
           Retail
           Road & Rail
           Software
           Specialty Retail
           Semiconducters and Semi Conducter Equipment
           Textiles, Apparel and Luxury Goods
           Thrift & Mortgage Finance
           Tobacco
           Trading Companies & Distributors
           Transportation and Infrastructure
           Transportation Utilities
           Water Utilities
           Wireless Telecommunication Services

        'S&P Real Estate Industry/Property Sector Classification' means, for the purposes of determining S&P Eligible Assets, each of the following Industry Classifications (as defined by NAREIT):


            1. Office
            2. Industrial
            3. Mixed
            4. Shopping Centers
            5. Regional Malls
            6. Free Standing
            7. Apartments

            8. Manufactured Homes
            9. Diversified
           10. Lodging/Resorts
           11. Health Care
           12. Home Financing
           13. Commercial Financing
           14. Self Storage
           15. Specialty



        The Corporation will use its discretion in determining which NAREIT Industry Classification is applicable to a particular investment, and, when necessary will consult with the independent auditor and/or S&P, as necessary.



        The foregoing Rating Agency Guidelines are subject to change from time to time. The Fund may, but is not required to, adopt any such change. Nationally recognized rating agencies other than S&P and Moody's may also from time to time rate the AMPS; any nationally recognized rating agency providing a rating for the AMPS may, at any time change or withdraw any such rating.



        'Securities Depository' means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Corporation that agrees to follow the procedures required to be followed by such securities depository in connection with the AMPS.



        'Sell Order' has the meaning set forth in Section 2(a)(ii) of Part II of these Articles Supplementary.


        'Short-Term Money Market Instrument' means the following types of instruments if, on the date of purchase or other acquisition thereof by the Corporation, the remaining term to maturity thereof is not in excess of 180 days:

           (i) commercial paper rated A-1 if such commercial paper matures in 30 days or A-1+ if such commercial paper matures in over 30 days;

           (ii) demand or time deposits in, and banker's acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

           (iii) overnight funds;

           (iv) U.S. Government Securities; and

           (v) Rule 2a-7 eligible money market funds.

        'Special Dividend Period' means a Dividend Period that is not a Standard Dividend Period.

        'Specific Redemption Provisions' means, with respect to any Special Dividend Period of more than one year, either, or any combination of (i) a period (a 'Non-Call Period') determined by the Board of Directors after consultation with the Broker-Dealers, during which the shares subject to such Special Dividend Period are not subject to redemption at the option of the Corporation and (ii) a period (a 'Premium Call Period'), consisting of a number of whole years as determined by the Board of Directors after consultation with the Broker-Dealers, during each year of which the shares subject to such Special Dividend Period will be redeemable at the Corporation's option at a price per share equal to the Liquidation Preference plus accumulated but unpaid dividends (whether or not earned or declared) plus a premium expressed as a percentage or percentages of the Liquidation Preference or expressed as a formula using specified variables as determined by the Board of Directors after consultation with the Broker-Dealers.

        'Standard Dividend Period' means a Dividend Period of seven days in the case of Series M7, Series T7, Series W7, Series TH7 and Series F7 AMPS unless the day after such 7th day is not a Business Day, then the number of days ending on the calendar day next preceding the next Business Day (such Business Day, being the Dividend Payment Date for the applicable Series), or 28 days in the case of the Series W28A, Series W28B and Series W28C AMPS, unless the day after such 28th day is not a Business Day, then the number of days ending on the calendar day next preceding the next Business Day.


        'Submission Deadline' means 1:00 p.m., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

        'Transfer Agent' means The Bank of New York, unless and until another entity appointed by a resolution of the Board of Directors enters into an agreement with the Corporation to serve as Transfer Agent.


        'Treasury Index Rate' means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15 (519)); provided, however, if the most recent such statistical release will not have been published during the 15 days preceding the date of computation, the foregoing computations will be based upon the average of comparable data as quoted to the Corporation by at least three recognized dealers in U.S. Government Securities selected by the Corporation.


        'U.S. Government Securities' means direct obligations of the United States or by its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

        'Valuation Date' means the last Business Day of each week, or such other date as the Corporation and Rating Agencies may agree to for purposes of determining the Preferred Shares Basic Maintenance Amount.

        'Voting Period' has the meaning set forth in Section 6(b) of Part I of these Articles Supplementary.

        'Winning Bid Rate' has the meaning set forth in Section 4(a)(iii) of
    Part II of these Articles Supplementary.

    18. Interpretation. References to sections, subsections, clauses, sub-clauses, paragraphs and subparagraphs are to such sections, subsections, clauses, sub-clauses, paragraphs and subparagraphs contained in this Part I or
Part II hereof, as the case may be, unless specifically identified otherwise.

                          PART II: AUCTION PROCEDURES


    1. Certain Definitions. As used in Part II of these Articles Supplementary, the following terms will have the following meanings, unless the context otherwise requires and all section references below are to Part II of these Articles Supplementary except as otherwise indicated: Capitalized terms not defined in Section 1 of Part II of these Articles Supplementary will have the respective meanings specified in Part I of these Articles Supplementary.



        'Agent Member' means a member of or participant in the Securities Depository that will act on behalf of existing or potential holders of AMPS.



        'Available AMPS' has the meaning set forth in Section 4(a)(i) of
    Part II of these Articles Supplementary.

        'Existing Holder' means (a) a person who beneficially owns those AMPS listed in that person's name in the records of the Auction Agent or (b) the beneficial owner of those AMPS which are listed under such person's Broker-Dealer's name in the records of the Auction Agent, which Broker-Dealer will have signed a Master Purchaser's Letter.


        'Hold Order' has the meaning set forth in Section 2(a)(ii) of Part II of these Articles Supplementary.


        'Master Purchaser's Letter' means the letter which is required to be executed by each prospective purchaser of AMPS or the Broker-Dealer through whom the shares will be held.


        'Order' has the meaning set forth in Section 2(a)(ii) of Part II of these Articles Supplementary.


        'Potential Holder,' means (a) any Existing Holder who may be interested in acquiring additional AMPS or (b) any other person who may be interested in acquiring AMPS and who has signed a Master Purchaser's Letter or whose shares will be listed under such person's Broker-Dealer's name on the records of the Auction Agent which Broker-Dealer will have executed a Master Purchaser's Letter.



        'Sell Order' has the meaning set forth in Section 2(a)(ii) of Part II of these Articles Supplementary.


        'Submitted Bid Order' has the meaning set forth in Section 4(a) of
    Part II of these Articles Supplementary.

        'Submitted Hold Order' has the meaning set forth in Section 4(a) of
    Part II of these Articles Supplementary.

        'Submitted Order' has the meaning set forth in Section 4(a) of Part II of these Articles Supplementary.

        'Submitted Sell Order' has the meaning set forth in Section 4(a) of
    Part II of these Articles Supplementary.


        'Sufficient Clearing Orders' means that all AMPS are the subject of Submitted Hold Orders or that the number of AMPS that are the subject of Submitted Buy Orders by Potential Holders specifying one or more rates equal to or less than the Maximum Rate exceeds or equals the sum of (A) the number of AMPS that are subject of Submitted Hold/Sell Orders by Existing Holders specifying one or more rates higher than the Maximum Applicable Rate and
    (B) the number of AMPS that are subject to Submitted Sell Orders.



        'Winning Bid Rate' means the lowest rate specified in the Submitted Orders which, if (A) each Submitted Hold/Sell Order from Existing Holders specifying such lowest rate and all other Submitted Hold/Sell Orders from Existing Holders specifying lower rates were accepted and (B) each Submitted Buy Order from Potential Holders specifying such lowest rate and all other Submitted Buy Orders from Potential Holders specifying lower rates were accepted, would result in the Existing Holders described in clause
    (A) above continuing to hold an aggregate number of AMPS which, when added to the number of AMPS to be purchased by the Potential Holders described in clause (B) above and the number of AMPS subject to Submitted Hold Orders, would be equal to the number of AMPS.


    2. Orders.


    (a) On or prior to the Submission Deadline on each Auction Date for shares of a series of AMPS:


        (i) each Beneficial Owner of shares of such Series may submit to its Broker-Dealer by telephone or otherwise information as to:

           (A) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such series for the next succeeding Dividend Period of such shares;

           (B) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of such series for the next succeeding Dividend Period of shares of such series will be less than the rate per annum specified by such Beneficial Owner; and/or


           (C) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such series for the next succeeding Dividend Period of shares of such series; and


        (ii) each Broker-Dealer, using lists of Potential Beneficial Owners, will in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such series for the next succeeding Dividend Period of shares of such series will not be less than the rate per annum specified by such Potential Beneficial Owner.


    For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i)(A), (i)(B), (i)(C) or
(ii) of this paragraph (a) is hereinafter referred to as an 'Order' and collectively as 'Orders' and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a 'Bidder' and collectively as 'Bidders'; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a 'Hold Order' and collectively as 'Hold Orders'; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a 'Bid' and collectively as 'Bids'; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a 'Sell Order' and collectively as 'Sell Orders.'


    (b) (i) A Bid by a Beneficial Owner or an Existing Holder of shares of a series of AMPS subject to an Auction on any Auction Date will constitute an irrevocable offer to sell:



        (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date will be less than the rate specified therein;



        (B) such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iv) of paragraph (a) of Section 5 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date will be equal to the rate specified therein; or



        (C) the number of Outstanding shares of such series specified in such Bid if the rate specified therein will be higher than the Maximum Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iii) of paragraph (b) of Section 5 of this Part II if the rate specified therein will be higher than the Maximum Rate for shares of such series and Sufficient Clearing Bids for shares of such series do not exist.



    (ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of AMPS subject to an Auction on any Auction Date will constitute an irrevocable offer to sell:


        (A) the number of Outstanding shares of such series specified in such Sell Order; or

        (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (iii) of paragraph (b) of Section 5 of this Part II if Sufficient Clearing Bids for shares of such series do not exist;


provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of AMPS will not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph
(c) of Section 3 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Corporation) with the provisions of Section 6 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker-Dealer believes it is not the Existing Holder of such shares.



    (iii) A Bid by a Potential Holder of shares of a series of AMPS subject to an Auction on any Auction Date will constitute an irrevocable offer to purchase:



        (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date will be higher than the rate specified therein; or (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (v) of paragraph (a) of Section 5 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date will be equal to the rate specified therein.



    (c) No Order for any number of AMPS other than whole shares will be valid.


    3. Submission of Orders by Broker-Dealers to Auction Agent.


    (a) Each Broker-Dealer will submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for AMPS of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Corporation) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and will specify with respect to each Order for such shares:



        (i) the name of the Bidder placing such Order (which will be the Broker-Dealer unless otherwise permitted by the Corporation);


        (ii) the aggregate number of shares of such series that are the subject of such Order;

        (iii) to the extent that such Bidder is an Existing Holder of shares of such series:

           (A) the number of shares, if any, of such series subject to any Hold Order of such Existing Holder;

           (B) the number of shares, if any, of such series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

           (C) the number of shares, if any, of such series subject to any Sell Order of such Existing Holder; and

        (iv) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder's Bid.


    (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate up to the next highest one thousandth (.001) of 1%.



    (c) If an Order or Orders covering all of the Outstanding AMPS of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent will deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Dividend Period consisting of more than 91 Dividend Period days, the Auction Agent will deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.



    (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding AMPS of a series subject to an Auction held by such Existing Holder, such Orders will be considered valid in the following order of priority:



        (i) all Hold Orders for shares of such series will be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order will be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;



        (ii) (A) any Bid for shares of such series will be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (i) above;



           (B) subject to subclause (A), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids will be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate will be reduced pro rata to cover the number of shares of such series equal to such excess;



           (C) subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids will be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and



           (D) in any such event, the number, if any, of such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) will be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate therein specified; and



        (iii) all Sell Orders for shares of such series will be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.



    (e) If more than one Bid for one or more shares of a series of AMPS is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted will be a separate Bid with the rate and number of shares therein specified.



    (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, will be irrevocable.


    4. Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate.


    (a) Not earlier than the Submission Deadline on each Auction Date for shares of a series of AMPS, the Auction Agent will assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a 'Submitted Hold Order,' a 'Submitted Bid' or a 'Submitted Sell Order,' as the case may be, or as a 'Submitted Order' and collectively as 'Submitted Hold Orders,' 'Submitted Bids' or 'Submitted Sell Orders,' as the case may be, or as 'Submitted Orders') and will determine for such series:



        (i) the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the 'Available AMPS' of such series);


        (ii) from the Submitted Orders for shares of such series whether:

           (A) the number of Outstanding shares of such series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate (for all Dividend Periods) for shares of such series; exceeds or is equal to the sum of

           (B) the number of Outstanding shares of such series subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate (for all Dividend Periods) for shares of such series; and

           (C) the number of Outstanding shares of such series subject to Submitted Sell Orders (in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as 'Sufficient Clearing Bids' for shares of such series); and

        (iii) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the 'Winning Bid Rate' for shares of such series) which if:

           (A) (I) each such Submitted Bid of Existing Holders specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and


           (B) (I) each such Submitted Bid of Potential Holders specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted; would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available AMPS of such series.



    (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 4, the Auction Agent will advise the Corporation of the Maximum Rate for shares of the series of AMPS for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for shares of such series for the next succeeding Dividend Period thereof as follows:



        (i) if Sufficient Clearing Bids for shares of such series exist, that the Applicable Rate for all shares of such series for the next succeeding Dividend Period thereof will be equal to the Winning Bid Rate for shares of such series so determined;



        (ii) if Sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of such series for the next succeeding Dividend Period thereof will be equal to the Maximum Rate for shares of such series; or



        (iii) if all of the Outstanding shares of such series are subject to Submitted Hold Orders, that the Applicable Rate for all shares of such series for the next succeeding Dividend Period thereof will be 90% of the reference rate.



    5. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation. Existing Holders will continue to hold the AMPS that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 4 of this Part II, the Submitted Bids and Submitted Sell Orders will be accepted or rejected by the Auction Agent and the Auction Agent will take such other action as set forth below:



        (a) If Sufficient Clearing Bids for shares of a series of AMPS have been made, all Submitted Sell Orders with respect to shares of such series will be accepted and, subject to the provisions of paragraphs (d) and (e) of this
    Section 5, Submitted Bids with respect to shares of such series will be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series will be rejected:

           (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series will be accepted, thus requiring each such Existing Holder to sell the AMPS subject to such Submitted Bids;



           (ii) Existing Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series will be rejected, thus entitling each such Existing Holder to continue to hold the AMPS subject to such Submitted Bids;



           (iii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series will be accepted;



           (iv) each Existing Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series will be rejected, thus entitling such Existing Holder to continue to hold the AMPS subject to such Submitted Bid, unless the number of Outstanding AMPS subject to all such Submitted Bids will be greater than the number of AMPS ('remaining shares') in the excess of the Available AMPS of such series over the number of AMPS subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder will be rejected in part, and such Existing Holder will be entitled to continue to hold AMPS subject to such Submitted Bid, but only in an amount equal to the AMPS of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which will be the number of Outstanding AMPS held by such Existing Holder subject to such Submitted Bid and the denominator of which will be the aggregate number of Outstanding AMPS subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and



           (v) each Potential Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series will be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available AMPS of such series over the number of AMPS subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which will be the number of Outstanding AMPS subject to such Submitted Bid and the denominator of which will be the aggregate number of Outstanding AMPS subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.



        (b) If Sufficient Clearing Bids for shares of a series of AMPS have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 5, Submitted Orders for shares of such series will be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series will be rejected:



           (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series will be rejected, thus entitling such Existing Holders to continue to hold the AMPS subject to such Submitted Bids;



           (ii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series will be accepted; and



           (iii) Each Existing Holder's Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder will be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which will be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which will be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.



        (c) If all of the Outstanding shares of a series of AMPS are subject to Submitted Hold Orders, all Submitted Bids for shares of such series will be rejected.



        (d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 5, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of AMPS on any Auction Date, the Auction Agent will, in such manner as it will determine in its sole discretion, round up or down the number of AMPS of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date will be whole shares of a series of AMPS.



        (e) If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 5 any Potential Holder would be entitled or required to purchase less than a whole share of a series of AMPS on any Auction Date, the Auction Agent will, in such manner as it will determine in its sole discretion, allocate AMPS of such series for purchase among Potential Holders so that only whole AMPS of such series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing AMPS of such series on such Auction Date.



        (f) Based on the results of each Auction for shares of a series of AMPS, the Auction Agent will determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they will deliver, or from which other Potential Holder(s) or Existing Holder(s) they will receive, as the case may be, AMPS of such series. Notwithstanding any provision of the Auction Procedures or the Settlement Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of shares of a series of AMPS with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of AMPS that have been made in respect of Potential Holders' or Potential Beneficial Owners' Submitted Bids for shares of such series that have been accepted in whole or in part will constitute good delivery to such Potential Holders and Potential Beneficial Owners.



        (g) Neither the Corporation nor the Auction Agent nor any affiliate of either will have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver AMPS of any series or to pay for AMPS of any series sold or purchased pursuant to the Auction Procedures or otherwise.



    6. Transfer of AMPS. Unless otherwise permitted by the Corporation, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of AMPS only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this
Part II or to a Broker-Dealer; provided, however, that (a) a sale, transfer or other disposition of AMPS from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer will not be deemed to be a sale, transfer or other disposition for purposes of this Section 6 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Corporation) to whom such transfer is made will advise the Auction Agent of such transfer.



    7. Force Majeure. (a) Notwithstanding anything else set forth herein, if an Auction Date is not a Business Day because the New York Stock Exchange is closed for business for more than three consecutive Business Days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the Auction Agent is not able to conduct an Auction in accordance with the Auction Procedures for any reason, then the Applicable Rate for the next Dividend Period will be the Applicable Rate determined on the previous Auction Date, provided that, if the New York Stock Exchange is closed for such reason for three or less than three consecutive Business Days, then the Applicable Rate for the next Dividend Period will be the Applicable Rate determined by auction on the first Business Day following such Auction Date.



    (b) Notwithstanding anything else set forth herein, if a Dividend Payment Date is not a Business Day because the New York Stock Exchange is closed for business for more than three consecutive Business Days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the dividend payable on such date can not be paid for any such reason, then:



        (i) the Dividend Payment Date for the affected Dividend Period will be the next Business Day on which the Fund and its paying agent, if any, are able to cause the dividend to be paid using their reasonable best efforts;



        (ii) the affected Dividend Period will end on the day it would have ended had such event not occurred and the Dividend Payment Date had remained the scheduled date; and



        (iii) the next Dividend Period will begin and end on the dates on which it would have begun and ended had such event not occurred and the Dividend Payment Date remained the scheduled date.


                         [Remainder of page left blank]

    IN WITNESS WHEREOF, COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC. has caused these presents to be signed in its name and on its behalf by its
Vice-President and witnessed by its Assistant Secretary as of this   day of
August, 2003.


WITNESS:

By:
   ..................................
Name: Lawrence B. Stoller
Title: Assistant Secretary

                                          COHEN & STEERS REIT AND PREFERRED
                                          INCOME FUND, INC.

                                          By:
                                             ..................................
                                          Name: Adam M. Derechin
                                          Title: Vice President

    THE UNDERSIGNED, Vice President of the COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC., who executed on behalf of the Corporation the foregoing Articles Supplementary hereby acknowledges the foregoing Articles Supplementary to be the corporate act of the Corporation and hereby certifies to the best of his knowledge, information, and belief that the matters and facts set forth herein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

                                          .....................................
                                          Name: Adam M. Derechin
                                          Title: Vice President

                                     PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

1) Financial Statements




Part A -- Financial Highlights, for the period June 27, 2003 through June 30, 2003 (unaudited)



Part B -- Report of Independent Accountants



      -- Statement of Assets and Liabilities, as of June 6, 2003 (audited)



      -- Schedule of Investments, as of June 30, 2003 (unaudited)



      -- Statement of Assets and Liabilities, as of June 30, 2003 (unaudited)



      -- Statement of Operations, for the period June 27, 2003 through June 30, 2003 (unaudited)

      -- Statement of Changes in Net Assets, for the period June
         27, 2003 through June 30, 2003 (unaudited)

      -- Financial Highlights, for the period June 27, 2003 through June 30, 2003 (unaudited)


    All other financial statements, schedules and historical financial information are omitted because the conditions requiring their filing do not exist.

2) Exhibits


(a)  -- Articles of Incorporation'D'
(b)  -- By-Laws'D'
(c)  -- Not Applicable
(d)  -- (i) Form of Articles Supplementary creating AMPS.**
     -- (ii) The Specimen Certificates for AMPS.*
(e)  -- Form of Dividend Reinvestment Plan'D'
(f)  -- Not Applicable
(g)  -- (i) Form of Investment Management Agreement'D'
     -- (ii) Not Applicable
(h)  -- Form of Purchase Agreement*
(i)  -- Not Applicable
(j)  -- Form of Custodian Agreement'D'
(k)  -- (i) Form of Transfer Agency, Registrar and Dividend
        Disbursing Agency Agreement'D'
     -- (ii) Form of Administration Agreement between the Fund
        and the Investment Manager'D'
     -- (iii) Form of Administration Agreement between the Fund and State Street Bank and Trust Company'D'
     -- (iv) Form of Auction Agency Agreement between the Fund
        and the Bank of New York*
     -- (v) Form of Broker-Dealer Agreement*
(l)  -- (i) Opinion and Consent of Simpson Thacher & Bartlett
        LLP**
     -- (ii) Opinion and Consent of Venable, Baetjer and Howard,
        LLP**
(m)  -- Not Applicable
(n)  -- Consent of Independent Accountants*
(o)  -- Not Applicable
(p)  -- Not Applicable
(q)  -- Not Applicable
(r)  -- (i) Code of Ethics of the Fund'D'
     -- (ii) Code of Ethics of Investment Manager'D'
(s)  -- Power of Attorney'D'


---------


 * Filed herewith



** To be filed by Amendment.



 'D' Incorporated by reference to Amendment No. 1 to the Fund's Registration
     Statement, (File Nos. 333-104047 and 811-21326) filed May 5, 2003.


ITEM 25. MARKETING ARRANGEMENTS

    See Exhibit 2(h).

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

    The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:


Registration Fees...........................................  $ 50,170
Printing and engraving expenses*............................   250,000
Auditing fees and expenses*.................................    48,000
Legal fees and expenses*....................................   200,000
S&P and Moody's Rating Initial Costs........................   434,000
Miscellaneous*..............................................     1,000
                                                              --------
    Total*..................................................  $983,170
                                                              --------
                                                              --------


---------

* Estimated.

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

    None.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES


    Set forth below is the number of record holders as of July 31, 2003, of each class of securities of the Registrant:



                                                                NUMBER OF
                       TITLE OF CLASS                         RECORD HOLDERS
                       --------------                         --------------
Common Shares...............................................
Series M7 AMPS, par value $.001 per share...................        0
Series T7 AMPS, par value $.001 per share...................        0
Series W7 AMPS, par value $.001 per share...................        0
Series TH7 AMPS, par value $.001 per share..................        0
Series F7 AMPS, par value $.001 per share...................        0
Series W28A AMPS, par value $.001 per share.................        0
Series W28B AMPS, par value $.001 per share.................        0
Series W28C AMPS, par value $.001 per share.................        0


ITEM 29. INDEMNIFICATION

    It is the Registrant's policy to indemnify its directors, officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland as set forth in Article NINTH of Registrant's Articles of Incorporation, and Article VIII of the Registrant's By-Laws. The liability of the Registrant's directors and officers is dealt with in Article NINTH of Registrant's Articles of Incorporation. The liability of Cohen & Steers Capital Management, Inc., the Registrant's investment manager (the 'Investment Manager'), for any loss suffered by the Registrant or its shareholders is set forth in Section 5 of the Investment Management Agreement.

    The Registrant has agreed to indemnify the underwriters of the Registrant's common stock to the extent set forth in Exhibit 2(h).

    Insofar as indemnification for liabilities under the Securities Act of 1933 may be permitted to the directors and officers, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is therefore unenforceable. If a claim for indemnification against such liabilities under the Securities Act of 1933 (other than for expenses incurred in a successful defense) is asserted against the Company by the directors or officers in connection with the shares, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT MANAGER

    The descriptions of the Investment Manager under the caption 'Management of the Fund' in the prospectus and in the Statement of Additional Information, respectively, constituting Parts A and B, respectively, of this registration statement are incorporated by reference herein.

    The following is a list of the Directors and Officers of the Investment Manager. None of the persons listed below has had other business connections of a substantial nature during the past two fiscal years.


                      NAME                                               TITLE
                      ----                                               -----
Robert H. Steers................................  Co-Chairman, Co-Chief Executive Officer, Director
Martin Cohen....................................  Co-Chairman, Co-Chief Executive Officer, Director
Joseph M. Harvey................................  President
Adam M. Derechin................................  Chief Operating Officer
Victor M. Gomez.................................  Senior Vice President and Chief Financial Officer
Jay J. Chen.....................................  Senior Vice President and Director of
                                                  Administration
James S. Corl...................................  Senior Vice President and Director of Investment
                                                    Strategy
John J. McCombe.................................  Senior Vice President
Lawrence B. Stoller.............................  Senior Vice President and General Counsel
Greg E. Brooks..................................  Senior Vice President
William F. Scapell..............................  Senior Vice President
Kevin P. Norton.................................  Senior Vice President
Rahul Bhattacharjee.............................  Vice President and Director of Research
Terrance R. Ober................................  Vice President
Anthony Dotro...................................  Vice President
Robert Tisler...................................  Vice President
Mark Freed......................................  Vice President
Norbert Berrios.................................  Vice President


    Cohen & Steers Capital Management, Inc. acts as Investment Manager of, in addition to the Registrant, the following registered investment companies:

    Cohen & Steers Advantage Income Realty Fund, Inc.

    Cohen & Steers Institutional Realty Shares, Inc.

    Cohen & Steers Equity Income Fund, Inc.

    Cohen & Steers Premium Income Realty Fund, Inc.

    Cohen & Steers Quality Income Realty Fund, Inc.

    Cohen & Steers Realty Shares, Inc.

    Cohen & Steers Total Return Realty Fund, Inc.

    Cohen & Steers Special Equity Fund, Inc.

    American Skandia Trust -- AST Cohen & Steers Realty Portfolio

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

    The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended and the Rules thereunder will be maintained as follows: journals, ledgers, securities records and other original records will be maintained principally at the offices of the Registrant's Administrator and Custodian, State Street Bank and Trust Company. All other records so required to be maintained will be maintained at the offices of Cohen & Steers Capital Management, Inc., 757 Third Avenue, New York, New York 10017.

ITEM 32. MANAGEMENT SERVICES

    Not applicable.

ITEM 33. UNDERTAKINGS

    (1) Registrant undertakes to suspend the offering of shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

    (2) Not applicable.

    (3) Not applicable.

    (4) Not applicable.

    (5) Registrant undertakes that, for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of the registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the registration statement as of the time it was declared effective.

    Registrant undertakes that, for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

    (6) Registrant undertakes to send by first-class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act and the 1940 Act, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 8th day of August, 2003.


                                          COHEN & STEERS REIT AND PREFERRED
                                          INCOME FUND, INC.

                                          By:        /s/ ROBERT H. STEERS
                                              ..................................
                                                      ROBERT H. STEERS
                                                          CHAIRMAN

    Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.



                  SIGNATURE                              TITLE                            DATE
                  ---------                              -----                            ----

                    *                        Director, Chairman and Secretary       August 8, 2003
 .........................................
            (ROBERT H. STEERS)

                                             Director, President and Treasurer      August 8, 2003
 .........................................
              (MARTIN COHEN)

                    *                        Director                               August 8, 2003
 .........................................
             (GREGORY CLARK)

                    *                        Director                               August 8, 2003
 .........................................
              (BONNIE COHEN)

                    *                        Director                               August 8, 2003
 .........................................
            (GEORGE GROSSMAN)

                    *                        Director                               August 8, 2003
 .........................................
           (RICHARD J. NORMAN)

                    *                        Director                               August 8, 2003
 .........................................
         (WILLARD H. SMITH, JR.)


*By: /s/ Martin Cohen
     .....................................
         Martin Cohen
         Attorney-in-Fact**

** Powers of Attorney were previously filed.


                            STATEMENT OF DIFFERENCES
                            ------------------------

The registered trademark symbol shall be expressed as ................... 'r'
The dagger symbol shall be expressed as ................................. 'D'
The division sign shall be expressed as ................................. [div]